(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly   Financial Information – September 30, 2013 – BRF S.A.

Index

Identification
Capital Stock Breakdown	1
Earnings Distribution	2
Individual Financial Statements
Balance Sheet Assets	3
Balance Sheet Liabilities	4
Statement of Income	6
Statement of Comprehensive Income	7
Statement of Cash Flows	8
Statement of Changes in Shareholders' Equity
Statement of Changes in Shareholders' Equity - from 01/01/2013 to 09/30/2013	9
Statement of Changes in Shareholders' Equity - from 01/01/2012 to 09/30/2012	10
Statement of Added Value	11
Consolidated Financial Statements
Balance Sheet Assets	12
Balance Sheet Liabilities	13
Statement of Income	15
Statement of Comprehensive Income	16
Statement of Cash Flows	17
Statement of Changes in Shareholders' Equity
Statement of Changes in Shareholders' Equity - from 01/01/2013 to 09/30/2013	18
Statement of Changes in Shareholders' Equity - from 01/01/2012 to 09/30/2012	19
Statement of Added Value	20
Management Report	21
Explanatory Notes	58
Breakdown of the Capital by Owner	136
Declarations and Opinion
Independent Auditors' Report on Review of Quarterly Financial Information	137
Opinion of the Fiscal Council	139
Statement of Executive Board on the Quarterly Financial Information and Independent
Auditor's Report on Review of Quarterly Financial Information	140

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Identification / Capital Stock Breakdown

Number of shares	Current Quarter
(Units)	09.30.13
Paid-in Capital
Common	872,473,246
Preferred	-
Total	872,473,246
Treasury Shares
Common	2,159,204
Preferred	-
Total	2,159,204

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Identification / Earnings Distribution

Event	Approval	Type of distribution	Begin payments	Type os shares	Earning per share
Executive Board Meeting	December 20, 2012	Interest on shareholders’ equity	February 15, 2013	Ordinary	0.20085
Shareholders Ordinary and Extraordinary Meeting	April 9, 2013	Dividend	April 30, 2013	Ordinary	0.05205
Executive Board Meeting	June 20, 2013	Interest on shareholders’ equity	August 15, 2013	Ordinary	0.41225

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Individual FS / Balance Sheet Assets

(in thousands of Brazilian Reais)

		Current Year	Previous Year
Account Code	Account Description	09.30.13	12.31.12
1	Total Assets	31,104,932	30,580,753
1.01	Current Assets	9,553,269	9,352,151
1.01.01	Cash and Cash Equivalents	649,534	907,919
1.01.02	Marketable Securities	192,785	269,033
1.01.02.01	Financial Investments Evaluated at Fair Value	192,785	269,033
1.01.02.01.01	Held for Trading	192,128	268,375
1.01.02.01.02	Available for Sale	657	658
1.01.03	Trade Accounts Receivable	2,785,300	3,029,069
1.01.03.01	Trade Accounts Receivable	2,712,615	2,997,671
1.01.03.02	Other Receivables	72,685	31,398
1.01.04	Inventories	3,075,975	2,490,329
1.01.05	Biological Assets	1,284,058	1,358,115
1.01.06	Recoverable Taxes	1,178,303	892,104
1.01.06.01	Current Recoverable Taxes	1,178,303	892,104
1.01.08	Other Current Assets	387,314	405,582
1.01.08.03	Other	387,314	405,582
1.01.08.03.02	Derivatives	14,989	32,804
1.01.08.03.04	Accounts Receivable from Disposal of Equity Interest	86,763	41,172
1.01.08.03.05	Other	285,562	331,606
1.02	Non-current Assets	21,551,663	21,228,602
1.02.01	Non-current Assets	3,719,853	3,709,659
1.02.01.02	Marketable Securities Valued at Amortized Cost	54,724	51,752
1.02.01.02.01	Held to Maturity	54,724	51,752
1.02.01.03	Trade Accounts Receivable	251,105	89,161
1.02.01.03.01	Trade Accounts Receivable	11,667	11,128
1.02.01.03.02	Other Receivables	239,438	78,033
1.02.01.05	Biological Assets	445,007	428,190
1.02.01.06	Deferred Taxes	748,062	825,998
1.02.01.06.01	Deferred Income Tax and Social Contribution	748,062	825,998
1.02.01.08	Receivables from Related Parties	13,110	13,793
1.02.01.08.04	Receivables from Other Related Parties	13,110	13,793
1.02.01.09	Other Non-current Assets	2,207,845	2,300,765
1.02.01.09.03	Judicial Deposits	436,075	363,875
1.02.01.09.04	Recoverable Taxes	899,758	1,134,588
1.02.01.09.06	Accounts Receivable from Disposal of Equity Interest	261,812	284,880
1.02.01.09.07	Restricted Cash	93,933	83,877
1.02.01.09.08	Other	516,267	433,545
1.02.02	Investments	3,178,463	3,171,703
1.02.02.01	Investments	3,178,463	3,171,703
1.02.02.01.01	Equity in Affiliates	19,862	22,287
1.02.02.01.02	Interest on Wholly-owned Subsidiaries	3,157,728	3,148,436
1.02.02.01.04	Other	873	980
1.02.03	Property, Plant and Equipment, Net	10,574,064	10,250,576
1.02.03.01	Property, Plant and Equipment in Operation	9,538,772	9,266,128
1.02.03.02	Property, Plant and Equipment Leased	254,111	145,805
1.02.03.03	Property, Plant and Equipment in Progress	781,181	838,643
1.02.04	Intangible	4,079,283	4,096,664
1.02.04.01	Intangible	4,079,283	4,096,664
1.02.04.01.02	Software	112,667	125,024
1.02.04.01.03	Trademarks	1,173,000	1,173,000
1.02.04.01.04	Other	11,331	13,039
1.02.04.01.05	Goodwill	2,767,985	2,767,985
1.02.04.01.06	Software Leased	14,300	17,616

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Individual FS / Balance Sheet Liabilities

(in thousands of Brazilian Reais)

Account		Current Year	Previous Year
Code	Account Description	09.30.13	12.31.12
2	Total Liabilities	31,104,932	30,580,753
2.01	Current Liabilities	8,434,700	8,575,314
2.01.01	Social and Labor Obligations	91,997	115,913
2.01.01.01	Social Obligations	16,009	12,012
2.01.01.02	Labor Obligations	75,988	103,901
2.01.02	Trade Accounts Payable	3,172,956	3,135,464
2.01.02.01	Domestic Suppliers	2,955,009	2,901,597
2.01.02.02	Foreign Suppliers	217,947	233,867
2.01.03	Tax Obligations	139,814	186,614
2.01.03.01	Federal Tax Obligations	36,395	66,418
2.01.03.01.02	Other Federal	36,395	66,418
2.01.03.02	State Tax Obligations	101,348	117,603
2.01.03.03	Municipal Tax Obligations	2,071	2,593
2.01.04	Short Term Debts	2,302,051	2,111,007
2.01.04.01	Short Term Debts	2,302,051	2,111,007
2.01.04.01.01	Local Currency	2,219,341	1,679,612
2.01.04.01.02	Foreign Currency	82,710	431,395
2.01.05	Other Obligations	2,120,718	2,574,940
2.01.05.01	Liabilities with Related Parties	1,509,591	1,946,739
2.01.05.01.04	Other Liabilities with Related Parties	1,509,591	1,946,739
2.01.05.02	Other	611,127	628,201
2.01.05.02.01	Dividends and Interest on Shareholders' Equity Payable	1,763	159,915
2.01.05.02.04	Derivatives	291,812	198,524
2.01.05.02.05	Management and Employees Profit Sharing	143,623	76,935
2.01.05.02.07	Other Obligations	173,929	192,827
2.01.06	Provisions	607,164	451,376
2.01.06.01	Tax, Social Security, Labor and Civil Risk Provisions	144,944	163,798
2.01.06.01.01	Tax Risk Provisions	19,593	23,999
2.01.06.01.02	Social Security and Labor Risk Provisions	110,132	112,070
2.01.06.01.04	Civil Risk Provisions	15,219	27,729
2.01.06.02	Other Provisons	462,220	287,578
2.01.06.02.04	Vacations & Christmas Bonuses Provisions	443,339	270,164
2.01.06.02.05	Employee Benefits Provisions	18,881	17,414
2.02	Non-current Liabilities	7,847,608	7,466,911
2.02.01	Long-term Debt	5,104,387	4,593,942
2.02.01.01	Long-term Debt	5,104,387	4,593,942
2.02.01.01.01	Local Currency	1,730,789	2,210,308
2.02.01.01.02	Foreign Currency	3,373,598	2,383,634
2.02.02	Other Obligations	1,633,392	1,847,310
2.02.02.01	Liabilities with Related Parties	679,838	1,325,929
2.02.02.01.04	Other Liabilities with Related Parties	679,838	1,325,929
2.02.02.02	Other	953,554	521,381
2.02.02.02.06	Other Obligations	953,554	521,381
2.02.04	Provisions	1,109,829	1,025,659
2.02.04.01	Tax, Social Security, Labor and Civil Risk Provisions	799,205	739,227
2.02.04.01.01	Tax Risk Provisions	187,357	151,889
2.02.04.01.02	Social Security and Labor Risk Provisions	28,210	6,653
2.02.04.01.04	Civil Risk Provision	29,965	22,625
2.02.04.01.05	Contingent Liability	553,673	558,060
2.02.04.02	Other Provisons	310,624	286,432
2.02.04.02.04	Employee Benefits Provisions	310,624	286,432
2.03	Shareholders' Equity	14,822,624	14,538,528
2.03.01	Paid-in Capital	12,460,471	12,460,471
2.03.02	Capital Reserves	16,932	17,990
2.03.02.01	Goodwill on the Shares Issuance	62,767	62,767
2.03.02.04	Granted Options	67,160	45,464
2.03.02.05	Treasury Shares	(93,574)	(51,907)
2.03.02.07	Gain on Disposal of Shares	26,653	7,740

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Individual FS / Balance Sheet Liabilities

(in thousands of Brazilian Reais)

2.03.02.08	Goodwill on Acquisition of Non-Controlling Entities	(46,074)	(46,074)
2.03.04	Profit Reserves	2,296,392	2,261,079
2.03.04.01	Legal Reserves	220,246	220,246
2.03.04.02	Statutory Reserves	1,871,560	1,916,860
2.03.04.07	Tax Incentives Reserve	204,586	123,973
2.03.05	Accumulated Earnings	414,374	-
2.03.08	Other Comprehensive Income	(365,545)	(201,012)
2.03.08.01	Derivative Financial Intruments	(281,960)	(175,892)
2.03.08.02	Financial Instruments (Available for Sale)	(4,021)	18,224
2.03.08.03	Cumulative Translation Adjustments of Foreign Currency	(13,381)	9,006
2.03.08.04	Actuarial Losses	(66,183)	(52,350)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Individual FS / Statement of Income

(in thousands of Brazilian Reais)

			Accumulated	Previous	Accumulated
		Current Quarter	Current Year	Quarter	Previous Year
Account		07.01.13 to	01.01.13 to	07.01.12 to	01.01.12 to
Code	Account Description	09.30.13	09.30.13	09.30.12	09.30.12
3.01	Net Sales	6,988,060	20,811,585	3,537,035	10,239,279
3.02	Cost of Goods Sold	(5,383,390)	(15,964,406)	(3,058,688)	(8,694,674)
3.03	Gross Profit	1,604,670	4,847,179	478,347	1,544,605
3.04	Operating (Expenses) Income	(1,180,362)	(3,272,788)	(361,824)	(1,040,487)
3.04.01	Selling	(960,705)	(2,724,786)	(436,421)	(1,238,666)
3.04.02	General and Administrative	(89,850)	(248,610)	(66,915)	(168,777)
3.04.04	Other Operating Income	25,647	94,399	(11,902)	119,328
3.04.05	Other Operating Expenses	(170,454)	(414,049)	(45,613)	(244,385)
3.04.06	Equity Pick-Up	15,000	20,258	199,027	492,013
3.05	Income before Financial and Tax Results	424,308	1,574,391	116,523	504,118
3.06	Financial Results	(99,852)	(569,301)	(83,350)	(347,391)
3.06.01	Financial Income	93,286	358,273	1,999	166,765
3.06.02	Financial Expenses	(193,138)	(927,574)	(85,349)	(514,156)
3.07	Income before Taxes	324,456	1,005,090	33,173	156,727
3.08	Income and Social Contribution	(37,441)	(151,103)	57,699	93,731
3.08.01	Current	(3,820)	(3,820)	(716)	(716)
3.08.02	Deferred	(33,621)	(147,283)	58,415	94,447
3.09	Net Income from Continued Operations	287,015	853,987	90,872	250,458
3.11	Net Income	287,015	853,987	90,872	250,458
3.99	Earnings per Share - (Brazilian Reais/Share)
3.99.01	Earnings per Share - Basic	870,537,838	870,537,838	869,474,871	869,474,871
3.99.01.01	ON	0.32970	0.98099	0.10451	0.28806
3.99.02	Earning per Share - Diluted	871,274,060	871,274,060	869,676,801	869,676,801
3.99.02.01	ON	0.32942	0.98016	0.10449	0.28799

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Individual FS / Statement of Comprehensive Income

(in thousands of Brazilian Reais)

			Accumulated	Previous	Accumulated
		Current Quarter	Current Year	Quarter	Previous Year
Account		07.01.13 to	01.01.13 to	07.01.12 to	01.01.12 to
Code	Account Description	09.30.13	09.30.13	09.30.12	09.30.12
4.01	Net Income	287,015	853,987	90,872	250,458
4.02	Other Comprehensive Income	26,637	(164,533)	41,593	(78,908)
4.02.01	Loss in Foreign Currency Translation Adjustments	(9,709)	(22,387)	(3,788)	(3,365)
4.02.02	Unrealized Gain (Loss) in Available for Sale Marketable Securities,
	Net of Income Taxes	1,777	(22,245)	4,948	11,539
4.02.03	Unrealized Losses in Cash Flow Hedge, Net of Income Taxes	38,451	(106,068)	48,661	(62,403)
4.02.04	Actuarial Losses, Net of Income Taxes	(3,882)	(13,833)	(8,228)	(24,679)
4.03	Comprehensive Income	313,652	689,454	132,465	171,550

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Individual FS / Statement of Cash Flows

(in thousands of Brazilian Reais)

		Accumulated	Accumulated
		Current Year	Previous Year
Account		01.01.13 to	01.01.12 to
Code	Account Description	09.30.13	09.30.12
6.01	Net Cash Provided by Operating Activities	1,144,497	663,716
6.01.01	Cash from Operations	2,553,212	432,066
6.01.01.01	Net Income for the period	853,987	250,458
6.01.01.03	Depreciation and Amortization	823,204	353,595
6.01.01.04	Gain on Disposals of Property, Plant and Equipments	(97,103)	(38,569)
6.01.01.05	Deferred Income Tax	147,283	(94,447)
6.01.01.06	Provision (Reversal) for Tax, Civil and Labor Risks	170,873	47,969
6.01.01.07	Other Provisions	(38,574)	(34,930)
6.01.01.08	Interest and Exchange Rate Variations	713,800	339,681
6.01.01.09	Equity Pick-Up	(20,258)	(492,013)
6.01.01.10	Results on the execution of TCD	-	100,322
6.01.02	Changes in Operating Assets and Liabilities	(1,408,715)	231,650
6.01.02.01	Trade Accounts Receivable	159,195	(232,669)
6.01.02.02	Inventories	(577,198)	(315,889)
6.01.02.03	Trade Accounts Payable	170,248	276,352
6.01.02.04	Payment of Tax, Civil and Labor Risks Provisions	(152,666)	(76,011)
6.01.02.05	Payroll and Related Charges	(853,898)	333,702
6.01.02.06	Investment in Held for Trading Securities	-	(1,250,140)
6.01.02.07	Redemption of Held for Trading Securities	87,788	1,821,047
6.01.02.10	Other Financial Assets and Liabilities	(71,914)	(27,486)
6.01.02.11	Payment of Interest	(266,614)	(130,184)
6.01.02.13	Interest on Shareholders' Equity Received	22,287	8,989
6.01.02.14	Biological assets	74,057	(176,061)
6.02	Net Cash Provided by Investing Activities	(1,179,840)	(826,151)
6.02.05	Restricted Cash Investments	(10,056)	-
6.02.06	Additions to Property, Plant and Equipment	(854,259)	(655,407)
6.02.07	Proceeds from Disposals of Property, Plant and Equipment	172,901	8,819
6.02.08	Capital increase in subsidiaries	(104,359)	-
6.02.09	Additions to Intangible	(2,287)	(3,331)
6.02.10	Additions to Biological Assets	(381,780)	(165,623)
6.02.14	Business Combination	-	(10,609)
6.03	Net Cash Provided by Financing Activities	(240,351)	479,875
6.03.01	Proceeds from Debt Issuance	2,773,762	2,475,956
6.03.02	Payment of Debt	(2,393,396)	(1,544,291)
6.03.03	Dividends and Interest on Shareholders' Equity Paid	(579,050)	(439,790)
6.03.05	Advance for Future Capital Increase	-	(12,000)
6.03.06	Treasury Shares Disposal (Acquisition)	(41,667)	-
6.04	Exchange Rate Variation on Cash and Cash Equivalents	17,309	8,064
6.05	Increase (Decrease) in Cash and Cash Equivalents	(258,385)	325,504
6.05.01	At the Beginning of the Period	907,919	68,755
6.05.02	At the End of the Period	649,534	394,259

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Individual FS   / Statement of Changes in Shareholders' Equity for the Period from

01/01/2013 to 09/30/2013

(in thousands of Brazilian Reais)

			Capital
			Reserves,
			Granted Options			Other
Account			and Treasury		Retained	Comprehensive	Shareholders'
Code	Account Description	Capital Stock	Shares	Profit Reserves	Earnings	Income	Equity
5.01	Balance at January 1, 2013	12,460,471	17,990	2,261,079	-	(201,012)	14,538,528
5.03	Opening Balance Adjusted	12,460,471	17,990	2,261,079	-	(201,012)	14,538,528
5.04	Share-based Payments	-	(1,058)	(45,300)	(359,000)	-	(405,358)
5.04.03	Options Granted	-	21,697	-	-	-	21,697
5.04.04	Treasury Shares Acquired	-	(78,634)	-	-	-	(78,634)
5.04.05	Treasury Shares Sold	-	36,967	-	-	-	36,967
5.04.06	Dividends	-	-	(45,300)	-	-	(45,300)
5.04.07	Interest on Shareholders' Equity	-	-	-	(359,000)	-	(359,000)
5.04.08	Gain on Disposal of Shares	-	18,912	-	-	-	18,912
5.04.10	Participation of Non-Controlling Shareholders'	-	-	-	-	-	-
5.05	Total Comprehensive Income	-	-	-	853,987	(164,533)	689,454
5.05.01	Net Income for the Period	-	-	-	853,987	-	853,987
5.05.02	Other Comprehensive Income	-	-	-	-	(164,533)	(164,533)
5.05.02.01	Financial Instruments Adjustments	-	-	-	-	(168,294)	(168,294)
5.05.02.02	Tax on Financial Instruments Adjustments	-	-	-	-	62,226	62,226
5.05.02.06	Unrealized Loss in Available for Sale Marketable Securities	-	-	-	-	(22,245)	(22,245)
5.05.02.07	Actuarial Loss	-	-	-	-	(13,833)	(13,833)
5.05.02.08	Cumulative Translation Adjustments of Foreign Currency	-	-	-	-	(22,387)	(22,387)
5.06	Statements of Changes in Shareholders' Equity	-	-	80,613	(80,613)	-	-
5.06.08	Tax Incentives Reserve	-	-	80,613	(80,613)	-	-
5.07	Balance at September 30, 2013	12,460,471	16,932	2,296,392	414,374	(365,545)	14,822,624

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Individual FS   / Statement of Changes in Shareholders' Equity for the Period from

01/01/2012 to 09/30/2012

(in thousands of Brazilian Reais)

			Capital
			Reserves,
			Granted Options			Other
Account			and Treasury		Retained	Comprehensive	Shareholders'
Code	Account Description	Capital Stock	Shares	Profit Reserves	Earnings	Income	Equity
5.01	Balance at January 1, 2012	12,460,471	10,939	1,760,446	-	(161,516)	14,070,340
5.03	Opening Balance Adjusted	12,460,471	10,939	1,760,446	-	(161,516)	14,070,340
5.04	Share-based Payments	-	17,422	-	(100,000)	-	(82,578)
5.04.03	Options Granted	-	16,595	-	-	-	16,595
5.04.05	Treasury Shares Sold	-	691	-	-	-	691
5.04.07	Interest on Shareholders' Equity	-	-	-	(100,000)	-	(100,000)
5.04.08	Gain on Disposal of Shares	-	136	-	-	-	136
5.04.10	Participation of Non-Controlling Shareholders'	-	-	-	-	-	-
5.05	Total Comprehensive Income	-	-	-	250,458	(78,908)	171,550
5.05.01	Net Income for the Period	-	-	-	250,458	-	250,458
5.05.02	Other Comprehensive Income	-	-	-	-	(78,908)	(78,908)
5.05.02.01	Financial Instruments Adjustments	-	-	-	-	(86,800)	(86,800)
5.05.02.02	Tax on Financial Instruments Adjustments	-	-	-	-	24,397	24,397
5.05.02.06	Unrealized Gain in Available for Sale Marketable Securities	-	-	-	-	11,539	11,539
5.05.02.07	Actuarial Loss	-	-	-	-	(24,679)	(24,679)
5.05.02.08	Cumulative Translation Adjustments of Foreign Currency	-	-	-	-	(3,365)	(3,365)
5.06	Statements of Changes in Shareholders' Equity	-	-	49,189	(49,189)	-	-
5.06.08	Tax Incentives Reserve	-	-	49,189	(49,189)	-	-
5.07	Balance at September 30, 2012	12,460,471	28,361	1,809,635	101,269	(240,424)	14,159,312

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Individual FS / Statement of Value Added

(in thousands of Brazilian Reais)

		Accumulated	Accumulated
		Current Year	Previous Year
Account		01.01.13 to	01.01.12 to
Code	Account Description	09.30.13	09.30.12
7.01	Revenues	23,330,002	11,499,776
7.01.01	Sales of Goods, Products and Services	22,849,094	11,164,908
7.01.02	Other Income	(166,603)	(229,625)
7.01.03	Revenue Related to Construction of Own Assets	640,362	556,490
7.01.04	Reversal (Provisions) for Doubtful Accounts	7,149	8,003
7.02	Raw Material Acquired from Third Parties	(15,415,139)	(8,563,861)
7.02.01	Costs of Products and Goods Sold	(12,894,181)	(7,160,222)
7.02.02	Materials, Energy, Third Parties Services and Other	(2,529,406)	(1,409,708)
7.02.03	Recovery (Loss) of Assets Values	8,448	6,069
7.03	Gross Value Added	7,914,863	2,935,915
7.04	Retentions	(823,204)	(353,595)
7.04.01	Depreciation, Amortization and Exhaustion	(823,204)	(353,595)
7.05	Net Value Added	7,091,659	2,582,320
7.06	Received from Third Parties	383,894	747,387
7.06.01	Equity Pick-Up	20,258	492,013
7.06.02	Financial Income	358,273	166,765
7.06.03	Other	5,363	88,609
7.07	Value Added to be Distributed	7,475,553	3,329,707
7.08	Distribution of Value Added	7,475,553	3,329,707
7.08.01	Payroll	2,986,596	1,351,351
7.08.01.01	Salaries	2,298,720	1,033,657
7.08.01.02	Benefits	531,052	241,232
7.08.01.03	Government Severance Indemnity Fund for Employees
	Guarantee Fund for Length of Service - FGTS	156,824	76,462
7.08.02	Taxes, Fees and Contributions	2,485,818	1,124,356
7.08.02.01	Federal	1,241,777	516,558
7.08.02.02	State	1,222,199	595,272
7.08.02.03	Municipal	21,842	12,526
7.08.03	Capital Remuneration from Third Parties	1,149,152	603,542
7.08.03.01	Interests	965,127	527,842
7.08.03.02	Rents	184,025	75,700
7.08.04	Interest on Own Capital	853,987	250,458
7.08.04.01	Interest on Shareholders' Equity	359,000	100,000
7.08.04.03	Retained Earnings	494,987	150,458

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Consolidated FS   / Balance Sheet Assets

(in thousands of Brazilian Reais)

Account		Current Year	Previous Year
Code	Account Description	09.30.13	12.31.12
1	Total Assets	31,934,877	30,772,248
1.01	Current Assets	12,343,638	11,589,980
1.01.01	Cash and Cash Equivalents	2,275,108	1,930,693
1.01.02	Marketable Securities	500,019	621,908
1.01.02.01	Financial Investments Evaluated at Fair Value	475,231	553,755
1.01.02.01.01	Held for Trading	203,667	280,693
1.01.02.01.02	Available for Sale	271,564	273,062
1.01.02.02	Marketable Securities Evaluated at Amortized Cost	24,788	68,153
1.01.02.02.01	Held to Maturity	24,788	68,153
1.01.03	Trade Accounts Receivable	2,899,882	3,208,619
1.01.03.01	Trade Accounts Receivable	2,762,403	3,131,198
1.01.03.02	Other Receivables	137,479	77,421
1.01.04	Inventories	3,649,424	3,018,576
1.01.05	Biological Assets	1,296,640	1,370,999
1.01.06	Recoverable Taxes	1,282,234	964,769
1.01.06.01	Current Recoverable Taxes	1,282,234	964,769
1.01.08	Other Current Assets	440,331	474,416
1.01.08.03	Other	440,331	474,416
1.01.08.03.02	Derivatives	14,989	33,200
1.01.08.03.04	Accounts Receivable from Disposal of Equity Interest	86,763	41,172
1.01.08.03.05	Other	338,579	400,044
1.02	Non-current Assets	19,591,239	19,182,268
1.02.01	Non-current Assets	3,719,060	3,723,249
1.02.01.02	Marketable Securities Evaluated at Amortized Cost	54,724	74,458
1.02.01.02.01	Held to Maturity	54,724	74,458
1.02.01.03	Trade Accounts Receivable	302,928	163,431
1.02.01.03.01	Trade Accounts Receivable	11,744	11,128
1.02.01.03.02	Other Receivables	291,184	152,303
1.02.01.05	Biological Assets	445,007	428,190
1.02.01.06	Deferred Taxes	667,775	724,942
1.02.01.06.01	Income Tax and Social Contribution	667,775	724,942
1.02.01.09	Other Non-current Assets	2,248,626	2,332,228
1.02.01.09.03	Judicial Deposits	437,750	365,301
1.02.01.09.04	Recoverable Taxes	910,095	1,141,797
1.02.01.09.06	Accounts Receivable from Disposal of Equity Interest	261,812	284,880
1.02.01.09.07	Restricted Cash	104,056	93,014
1.02.01.09.08	Other	534,913	447,236
1.02.02	Investments	99,301	36,658
1.02.02.01	Investments	99,301	36,658
1.02.02.01.01	Equity in Affiliates	96,977	34,711
1.02.02.01.04	Other	2,324	1,947
1.02.03	Property, Plant and Equipment, Net	11,021,943	10,670,700
1.02.03.01	Property, Plant and Equipment in Operation	9,904,273	9,647,038
1.02.03.02	Property, Plant and Equipment Leased	256,291	145,805
1.02.03.03	Property, Plant and Equipment in Progress	861,379	877,857
1.02.04	Intangible	4,750,935	4,751,661
1.02.04.01	Intangible	4,750,935	4,751,661
1.02.04.01.02	Software	138,017	136,916
1.02.04.01.03	Trademarks	1,304,920	1,305,937
1.02.04.01.04	Other	191,219	207,929
1.02.04.01.05	Goodwill	3,102,479	3,083,263
1.02.04.01.06	Software Leased	14,300	17,616

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Consolidated FS   / Balance Sheet Liabilities

(in thousands of Brazilian Reais)

Account		Current Year	Previous Year
Code	Account Description	09.30.13	12.31.12
2	Total Liabilities	31,934,877	30,772,248
2.01	Current Liabilities	7,687,982	7,481,632
2.01.01	Social and Labor Obligations	113,316	134,968
2.01.01.01	Social Obligations	27,256	21,494
2.01.01.02	Labor Obligations	86,060	113,474
2.01.02	Trade Accounts Payable	3,450,730	3,381,246
2.01.02.01	Domestic Suppliers	2,958,482	2,901,516
2.01.02.02	Foreign Suppliers	492,248	479,730
2.01.03	Tax Obligations	189,105	227,995
2.01.03.01	Federal Tax Obligations	67,990	98,637
2.01.03.01.01	Income Tax and Social Contribution Payable	14,494	13,547
2.01.03.01.02	Other Federal	53,496	85,090
2.01.03.02	State Tax Obligations	119,044	126,765
2.01.03.03	Municipal Tax Obligations	2,071	2,593
2.01.04	Short Term Debts	2,576,487	2,440,782
2.01.04.01	Short Term Debts	2,576,487	2,440,782
2.01.04.01.01	Local Currency	2,219,344	1,679,612
2.01.04.01.02	Foreign Currency	357,143	761,170
2.01.05	Other Obligations	725,075	814,038
2.01.05.02	Other	725,075	814,038
2.01.05.02.01	Dividends and Interest on Shareholders' Equity Payable	1,811	160,020
2.01.05.02.04	Derivatives	331,448	253,420
2.01.05.02.05	Management and Employees Profit Sharing	143,623	76,935
2.01.05.02.07	Other Obligations	248,193	323,663
2.01.06	Provisions	633,269	482,603
2.01.06.01	Tax, Social Security, Labor and Civil Risk Provisions	152,531	173,916
2.01.06.01.01	Tax Risk Provisions	19,594	24,000
2.01.06.01.02	Social Security and Labor Risk Provisions	117,631	122,070
2.01.06.01.04	Civil Risk Provisions	15,306	27,846
2.01.06.02	Other Provisons	480,738	308,687
2.01.06.02.04	Vacations and Christmas Bonuses Provisions	461,857	291,273
2.01.06.02.05	Employee Benefits Provisions	18,881	17,414
2.02	Non-current Liabilities	9,382,648	8,714,576
2.02.01	Long-term Debt	7,236,607	7,077,539
2.02.01.01	Long-term Debt	7,236,607	7,077,539
2.02.01.01.01	Local Currency	1,730,789	2,210,308
2.02.01.01.02	Foreign Currency	5,505,818	4,867,231
2.02.02	Other Obligations	992,414	561,900
2.02.02.02	Other	992,414	561,900
2.02.02.02.06	Other Obligations	992,414	561,900
2.02.03	Deferred Taxes	22,801	27,792
2.02.03.01	Deferred Income Tax and Social Contribution	22,801	27,792
2.02.04	Provisions	1,130,826	1,047,345
2.02.04.01	Tax, Social Security, Labor and Civil Risk Provisions	820,202	760,913
2.02.04.01.01	Tax Risk Provisions	188,162	155,542
2.02.04.01.02	Social Security and Labor Risk Provisions	36,562	12,373
2.02.04.01.04	Civil Risk Provision	29,896	22,525
2.02.04.01.05	Contingent Liabilities	565,582	570,473
2.02.04.02	Other Provisons	310,624	286,432
2.02.04.02.04	Employee Benefits Provisions	310,624	286,432
2.03	Shareholders' Equity	14,864,247	14,576,040
2.03.01	Paid-in Capital	12,460,471	12,460,471
2.03.02	Capital Reserves	16,932	17,990
2.03.02.01	Goodwill on the Shares Issuance	62,767	62,767
2.03.02.04	Granted Options	67,160	45,464
2.03.02.05	Treasury Shares	(93,574)	(51,907)
2.03.02.07	Gain on Disposal of Shares	26,653	7,740

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Consolidated FS   / Balance Sheet Liabilities

(in thousands of Brazilian Reais)

2.03.02.08	Goodwill on Acquisition of Non-Controlling Shareholders	(46,074)	(46,074)
2.03.04	Profit Reserves	2,296,392	2,261,079
2.03.04.01	Legal Reserves	220,246	220,246
2.03.04.02	Statutory Reserves	1,871,560	1,916,860
2.03.04.07	Tax Incentives Reserve	204,586	123,973
2.03.05	Accumulated Earnings / Loss	414,374	-
2.03.08	Other Comprehensive Income	(365,545)	(201,012)
2.03.08.01	Derivative Financial Instruments	(281,960)	(175,892)
2.03.08.02	Financial Instrument (Available for Sale)	(4,021)	18,224
2.03.08.03	Cumulative Translation Adjustments of Foreign Currency	(13,381)	9,006
2.03.08.04	Actuarial Losses	(66,183)	(52,350)
2.03.09	Non-controlling Shareholders' Equity	41,623	37,512

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Consolidated FS   / Statement of Income

(in thousands of Brazilian Reais)

			Accumulated	Previous	Accumulated
		Current Quarter	Current Year	Quarter	Previous Year
Account		07.01.13 to	01.01.13 to	07.01.12 to	01.01.12 to
Code	Account Description	09.30.13	09.30.13	09.30.12	09.30.12
3.01	Net Sales	7,578,450	22,312,793	7,192,488	20,371,737
3.02	Cost of Goods Sold	(5,666,151)	(16,826,535)	(5,666,573)	(16,013,183)
3.03	Gross Profit	1,912,299	5,486,258	1,525,915	4,358,554
3.04	Operating (Expenses) Income	(1,447,851)	(3,988,238)	(1,293,820)	(3,577,841)
3.04.01	Selling	(1,173,160)	(3,315,337)	(1,101,517)	(3,115,936)
3.04.02	General and Administrative	(117,595)	(338,786)	(95,115)	(275,340)
3.04.04	Other Operating Income	25,934	102,642	8,695	158,242
3.04.05	Other Operating Expenses	(181,080)	(444,405)	(110,072)	(359,799)
3.04.06	Equity Pick-Up	(1,950)	7,648	4,189	14,992
3.05	Income before Financial and Tax Results	464,448	1,498,020	232,095	780,713
3.06	Financial Results	(127,127)	(487,868)	(117,210)	(479,650)
3.06.01	Financial Income	313,322	943,987	106,915	765,683
3.06.02	Financial Expenses	(440,449)	(1,431,855)	(224,125)	(1,245,333)
3.07	Income Before Taxes	337,321	1,010,152	114,885	301,063
3.08	Income and Social Contribution	(43,870)	(151,523)	(26,137)	(48,232)
3.08.01	Current	(17,377)	(19,304)	(53,923)	(97,200)
3.08.02	Deferred	(26,493)	(132,219)	27,786	48,968
3.09	Net Income from Continued Operations	293,451	858,629	88,748	252,831
3.11	Net Income	293,451	858,629	88,748	252,831
3.11.01	Attributable to: BRF Shareholders	287,015	853,987	90,872	250,458
3.11.02	Attributable to: Non-Controlling Shareholders	6,436	4,642	(2,124)	2,373
3.99	Earnings per share - (Brazilian Reais/Share)
3.99.01	Earnings per Share - Basic
3.99.01.01	ON	0.32970	0.98099	0.10451	0.28806
3.99.02	Earning per Share - Diluted
3.99.02.01	ON	0.32942	0.98016	0.10449	0.28799

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Consolidated FS   / Statement of Comprehensive Income

(in thousands of Brazilian Reais)

			Accumulated	Previous	Accumulated
		Current Quarter	Current Year	Quarter	Previous Year
Account		07.01.13 to	01.01.13 to	07.01.12 to	01.01.12 to
Code	Account Description	09.30.13	09.30.13	09.30.12	09.30.12
4.01	Net Income	293,451	858,629	88,748	252,831
4.02	Other Comprehensive Income	26,637	(164,533)	41,593	(78,908)
4.02.01	Loss in Foreign Currency Translation Adjustments	(9,709)	(22,387)	(3,788)	(3,365)
4.02.02	Unrealized Gain (Loss) in Available for Sale Marketable Securities,
	Net of Income Taxes	1,777	(22,245)	4,948	11,539
4.02.03	Unrealized Losses in Cash Flow Hedge, Net of Income Taxes	38,451	(106,068)	48,661	(62,403)
4.02.04	Actuarial Losses, Net of Income Taxes	(3,882)	(13,833)	(8,228)	(24,679)
4.03	Comprehensive Income	320,088	694,096	130,341	173,923
4.03.01	Attributable to: BRF Shareholders	313,652	689,454	132,465	171,550
4.03.02	Attributable to: Non-Controlling Shareholders	6,436	4,642	(2,124)	2,373

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Consolidated FS   / Statement of Cash Flows

(in thousands of Brazilian Reais)

		Accumulated	Accumulated
		Current Year	Previous Year
Account		01.01.13 to	01.01.12 to
Code	Account Description	09.30.13	09.30.12
6.01	Net Cash Provided by Operating Activities	2,280,249	1,660,555
6.01.01	Cash from Operations	2,698,074	1,823,795
6.01.01.01	Net Income for the Period	853,987	250,458
6.01.01.02	Non-controlling Shareholders	4,642	2,373
6.01.01.03	Depreciation and Amortization	865,384	719,341
6.01.01.04	Gain on Disposals of Property, Plant and Equipments	(89,586)	(25,257)
6.01.01.05	Deferred Income Tax	132,219	(48,968)
6.01.01.06	Provision (Reversal) for Tax, Civil and Labor Risks	168,843	93,188
6.01.01.07	Other Provisions	(35,824)	20,595
6.01.01.08	Interest and Exchange Rate Variations	806,057	722,697
6.01.01.09	Equity Pick-Up	(7,648)	(14,992)
6.01.01.10	Results on the execution of TCD	-	104,360
6.01.02	Changes in Operating Assets and Liabilities	(417,825)	(163,240)
6.01.02.01	Trade Accounts Receivable	394,352	544,493
6.01.02.02	Inventories	(626,375)	(783,292)
6.01.02.03	Trade Accounts Payable	202,680	529,580
6.01.02.04	Payment of Tax, Civil and Labor Risks Provisions	(152,723)	(134,520)
6.01.02.05	Payroll and Related Charges	77,845	(494,298)
6.01.02.06	Investment in Held for Trading Securities	-	(2,528,809)
6.01.02.07	Redemption of Held for Trading Securities	89,207	3,339,931
6.01.02.08	Investment in Available for Sale Securities	-	(1,595)
6.01.02.09	Redemptions of Available for Sale Securities	-	10,596
6.01.02.10	Other Financial Assets and Liabilities	(94,421)	(17,863)
6.01.02.11	Payment of Interest	(403,526)	(373,341)
6.01.02.12	Payment of Income Tax and Social Contribution	(1,510)	(31,841)
6.01.02.13	Interest on Shareholders' Equity Received	22,287	8,989
6.01.02.14	Biological assets	74,359	(231,270)
6.02	Net Cash Provided by Investing Activities	(1,147,932)	(1,697,686)
6.02.01	Marketable Securities	(314,991)	(48,619)
6.02.02	Redemptions of Marketable Securities	402,867	70,078
6.02.03	Investment in Available for Sale Securities	(113,535)	-
6.02.04	Redemptions of Available for Sale Securities	122,595	-
6.02.05	Restricted Cash	(11,042)	(10,739)
6.02.06	Additions to Property, Plant and Equipment	(918,042)	(1,350,776)
6.02.07	Receivable from Disposals of Property, Plant and Equipment	174,229	20,809
6.02.08	Capital increase in subsidiaries	(17,500)	-
6.02.09	Additions to Intangible	(36,272)	(6,239)
6.02.10	Additions to Biological Assets	(381,780)	(359,296)
6.02.11	Other Investments, Net	(54,461)	(2,295)
6.02.14	Business Combination	-	(10,609)
6.03	Net Cash Provided by Financing Activities	(854,429)	147,568
6.03.01	Proceeds from Debt Issuance	3,015,359	3,882,268
6.03.02	Payment of Debt	(3,249,071)	(3,294,910)
6.03.03	Dividends and Interest on Shareholders' Equity Paid	(579,050)	(439,790)
6.03.06	Treasury Shares Disposal	(41,667)	-
6.03.08	Capital increase in subsidiaries	-	-
6.04	Exchange Rate Variation on Cash and Cash Equivalents	66,527	29,477
6.05	Decrease in Cash and Cash Equivalents	344,415	139,914
6.05.01	At the Beginning of the Period	1,930,693	1,366,843
6.05.02	At the End of the Period	2,275,108	1,506,757

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Consolidated FS / Statement of Changes in Shareholders' Equity for the Period from

01/01/2013 to 09/30/2013

(in thousands of Brazilian Reais)

			Capital
			Reserves,
			Granted Options			Other		Participation of	Total
Account			and Treasury		Retained	Comprehensive	Shareholders'	Non-Controlling	Shareholders'
Code	Account Description	Capital Stock	Shares	Profit Reserves	Earnings	Income	Equity	Shareholders	Equity
5.01	Balance at January 1, 2013	12,460,471	17,990	2,261,079	-	(201,012)	14,538,528	37,512	14,576,040
5.03	Opening Balance Adjusted	12,460,471	17,990	2,261,079	-	(201,012)	14,538,528	37,512	14,576,040
5.04	Share-based Payments	-	(1,058)	(45,300)	(359,000)	-	(405,358)	(531)	(405,889)
5.04.03	Options Granted	-	21,697	-	-	-	21,697	-	21,697
5.04.04	Treasury Shares Acquired	-	(78,634)	-	-	-	(78,634)	-	(78,634)
5.04.05	Treasury Shares Sold	-	36,967	-	-	-	36,967	-	36,967
5.04.06	Dividends	-	-	(45,300)	-	-	(45,300)	-	(45,300)
5.04.07	Interest on Shareholders' Equity	-	-	-	(359,000)	-	(359,000)	-	(359,000)
5.04.08	Gain on Disposal of Shares	-	18,912	-	-	-	18,912	-	18,912
5.04.10	Participation of Non-Controlling Shareholders'	-	-	-	-	-	-	(531)	(531)
5.05	Total Comprehensive Income	-	-	-	853,987	(164,533)	689,454	4,642	694,096
5.05.01	Net Income for the Period	-	-	-	853,987	-	853,987	4,642	858,629
5.05.02	Other Comprehensive Income	-	-	-	-	(164,533)	(164,533)	-	(164,533)
5.05.02.01	Financial Instruments Adjustments	-	-	-	-	(168,294)	(168,294)	-	(168,294)
5.05.02.02	Tax on Financial Instruments Adjustments	-	-	-	-	62,226	62,226	-	62,226
5.05.02.06	Unrealized Loss in Available for Sale Marketable Securities	-	-	-	-	(22,245)	(22,245)	-	(22,245)
5.05.02.07	Actuarial Loss	-	-	-	-	(13,833)	(13,833)	-	(13,833)
5.05.02.08	Cumulative Translation Adjustments of Foreign Currency	-	-	-	-	(22,387)	(22,387)	-	(22,387)
5.06	Statements of Changes in Shareholders' Equity	-	-	80,613	(80,613)	-	-	-	-
5.06.08	Tax Incentives Reserve	-	-	80,613	(80,613)	-	-	-	-
5.07	Balance at September 30, 2013	12,460,471	16,932	2,296,392	414,374	(365,545)	14,822,624	41,623	14,864,247

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Consolidated FS / Statement of Changes in Shareholders' Equity for the Period from

01/01/2012 to 09/30/2012

(in thousands of Brazilian Reais)

			Capital
			Reserves,
			Granted Options			Other		Participation of	Total
Account			and Treasury		Retained	Comprehensive	Shareholders'	Non-Controlling	Shareholders'
Code	Account Description	Capital Stock	Shares	Profit Reserves	Earnings	Income	Equity	Shareholders	Equity
5.01	Balance at January 1, 2012	12,460,471	10,939	1,760,446	-	(161,516)	14,070,340	39,577	14,109,917
5.03	Opening Balance Adjusted	12,460,471	10,939	1,760,446	-	(161,516)	14,070,340	39,577	14,109,917
5.04	Share-based Payments	-	17,422	-	(100,000)	-	(82,578)	2,642	(79,936)
5.04.03	Options Granted	-	16,595	-	-	-	16,595	-	16,595
5.04.05	Treasury Shares Sold	-	691	-	-	-	691	-	691
5.04.07	Interest on Shareholders' Equity	-	-	-	(100,000)	-	(100,000)	-	(100,000)
5.04.08	Gain on Disposal of Shares	-	136	-	-	-	136	-	136
5.04.10	Participation of Non-Controlling Shareholders'	-	-	-	-	-	-	2,642	2,642
5.05	Total Comprehensive Income	-	-	-	250,458	(78,908)	171,550	2,373	173,923
5.05.01	Net Income for the Period	-	-	-	250,458	-	250,458	2,373	252,831
5.05.02	Other Comprehensive Income	-	-	-	-	(78,908)	(78,908)	-	(78,908)
5.05.02.01	Financial Instruments Adjustments	-	-	-	-	(86,800)	(86,800)	-	(86,800)
5.05.02.02	Tax on Financial Instruments Adjustments	-	-	-	-	24,397	24,397	-	24,397
5.05.02.06	Unrealized Gain in Available for Sale Marketable Securities	-	-	-	-	11,539	11,539	-	11,539
5.05.02.07	Actuarial Loss	-	-	-	-	(24,679)	(24,679)	-	(24,679)
5.05.02.08	Cumulative Translation Adjustments of Foreign Currency	-	-	-	-	(3,365)	(3,365)	-	(3,365)
5.06	Statements of Changes in Shareholders' Equity	-	-	49,189	(49,189)	-	-	-	-
5.06.08	Tax Incentives Reserve	-	-	49,189	(49,189)	-	-	-	-
5.07	Balance at September 30, 2012	12,460,471	28,361	1,809,635	101,269	(240,424)	14,159,312	44,592	14,203,904

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Consolidated FS / Statement of Value Added

(in thousands of Brazilian Reais)

		Accumulated	Accumulated
		Current Year	Previous Year
Account		01.01.13 to	01.01.12 to
Code	Account Description	09.30.13	09.30.12
7.01	Revenues	25,117,589	23,118,300
7.01.01	Sales of Goods, Products and Services	24,594,519	22,321,785
7.01.02	Other Income	(181,420)	(247,698)
7.01.03	Revenue Related to Construction of Own Assets	687,909	1,091,342
7.01.04	(Provision) Reversal for Doubtful Accounts Reversal (Provisions)	16,581	(47,129)
7.02	Raw Material Acquired from Third Parties	(16,657,105)	(16,072,566)
7.02.01	Costs of Products and Goods Sold	(13,549,821)	(12,864,170)
7.02.02	Materials, Energy, Third Parties Services and Other	(3,116,614)	(3,222,955)
7.02.03	Recovery of Assets Values	9,330	14,559
7.03	Gross Value Added	8,460,484	7,045,734
7.04	Retentions	(865,384)	(719,341)
7.04.01	Depreciation, Amortization and Exhaustion	(865,384)	(719,341)
7.05	Net Value Added	7,595,100	6,326,393
7.06	Received from Third Parties	957,003	869,306
7.06.01	Equity Pick-Up	7,648	14,992
7.06.02	Financial Income	943,987	765,683
7.06.03	Other	5,368	88,631
7.07	Value Added to be Distributed	8,552,103	7,195,699
7.08	Distribution of Value Added	8,552,103	7,195,699
7.08.01	Payroll	3,269,589	2,904,210
7.08.01.01	Salaries	2,552,643	2,242,103
7.08.01.02	Benefits	557,217	511,294
7.08.01.03	Government Severance Indemnity Fund for Employees
	Guarantee Fund for Length of Service - FGTS	159,729	150,813
7.08.02	Taxes, Fees and Contributions	2,746,816	2,575,731
7.08.02.01	Federal	1,441,092	1,493,134
7.08.02.02	State	1,272,506	1,058,789
7.08.02.03	Municipal	33,218	23,808
7.08.03	Capital Remuneration from Third Parties	1,677,069	1,462,927
7.08.03.01	Interests	1,470,805	1,284,659
7.08.03.02	Rents	206,264	178,268
7.08.04	Interest on Own Capital	858,629	252,831
7.08.04.01	Interest on Shareholders' Equity	359,000	100,000
7.08.04.03	Retained Earnings	494,987	150,458
7.08.04.04	Non-Controlling Interest	4,642	2,373

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

Market Value
R$ 47.1 billion
US$ 21.4 billion

Prices
BRFS3 R$ 54.00
BRFS US$ 24.53

Common shares:
872,473,246 common shares
2,159,204 treasury shares
Basis: 09/30/2013

Webcast
Data: 10/29/2013
09:00 am (BRZ time) Portuguese/English

Telephone:
Dial–in with connections in Brazil: +55 11 21048901
Dial-in with connections in US: +1 786 9246977
www.brf-br.com/ir

IR Contacts:
Leopoldo Saboya
CFO and IRO

Christiane Assis
IR Director

55 11 23225286
acoes@brf-br.com
www.brf-br.com/ir

Dear Shareholders,

The third quarter of 2013 saw the announcement of BRF’s new organizational structure. This will have the task of implementing an ambitious Acceleration Plan designed to transform the Company into a global benchmark in its segment both from the point of view of operations, management and corporate culture and also financial performance. Announced to the market on August 14, one of the Plan’s prime objectives is the gradual generation of an additional R$ 1.9 billion in Operating Results as from 2016. Currently, we are on track to achieve plan objectives.

Another important pillar on which the new management cycle rests is the refocusing of the company’s business much more closely on the market as opposed to industrial activities. BRF’s growth vector will be increasingly consumer-driven. This will allow it to consolidate as a company which builds value on the basis of the penetration of its brands and the innovation of its products, thus making it much less sensitive to narrower commodity margins. The greater consumer focus will be made possible by employing a segmented price strategy based on the clustering of clients and adding value through innovation.

As to financial results, despite a very favorable performance when compared with 2012 together and our resilience in confronting a domestic scenario which continues to be a challenging one, the fact is that performance was below our expectations. Consolidated net sales reported a year-on-year increase of 5.4% to R$ 7.6 billion. Adjusted EBITDA was R$ 911 million – a growth of 61.2%, equivalent to an EBITDA margin of 12.0% against 7.9% recorded in 3Q12. In turn, EBITDA reached R$ 753.9 million, 58.2% above the same period in 2012. BRF reported net income of R$ 287.0 million with net margin up from 1.3% to 3.8%. Cash generation registered a substantial increase driven by the operating result itself combined with capital management, resulting in a decrease company leverage.

Compared with 2Q13, results for the domestic market showed a discreet improvement. On the export front, our business was affected by increased supply in some regions – more specifically the Middle East. Operations were also hampered by heavy rainfall in September causing flooding in the port areas in the south of Brazil and preventing the shipment of the company’s products.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

Other highlights of the period were: average financial trading volume in the company’s equities registered US$ 80 million/day in 3Q13, 6% higher than in the same quarter in 2012. BRF was also selected for inclusion in the new United Nations Global Compact Index and was once more a component of the Dow Jones Sustainability Emerging Markets Index for the second consecutive year.

The company is currently in the midst of its strategic planning cycle which will set out an agenda and establish the principal growth and profit drivers through 2017. This exercise will also be critical for promoting the alignment of corporate leadership around common objectives. We are fully confident in BRF’s capacity to meet these objectives and for the company to become one of the global leaders in its market.

São Paulo, October 28, 2013.

Abilio dos Santos Diniz	Cláudio Galeazzi
Chairman of the Board of Directors	Chief Executive Officer

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

3rd Quarter 2013 (3Q13)

•        Net sales totaled R$ 7.6 billion, growth of 5.4% compared with 3Q12, achieved in a challenging domestic environment which restricted volume and in an export market where prices benefited from currency devaluation during the period.

•        Total sales volume during the period was 1.4 million tons, 10.5% lower than the same period in 2012.

•         Gross profit amounted to R$ 1.9 billion, a year-on-year improvement of 25.3% due to price readjustments in the light of prevailing costs and an improvement in international markets with gross margin increasing from 21.2% to 25.2%.

•         Adjusted EBITDA reached R$ 911.0 million, 61.2% greater than 3Q12, increasing from 12.0% to 7.9% due to a gradual recovery in exports and an improvement in operating margins in the domestic market. EBITDA was R$ 753.9 million in the quarter (58.2% up on 3Q12), equivalent to an EBITDA margin of 9.9% against 6.6% in 3Q12.

•         BRF reported a net income of R$ 287.0 million against a net result of R$ 90.9 million reported in 3Q12 due to lower business turnover in that period.

•         The financial trading volume in company equities was US$ 80.0 million/day in the quarter, 6% better than the same period in 2012.

Highlights (R$ Million)	3Q13	3Q12	var. %
Net Sales	7,578	7,192	5
Domestic Market	4,269	4,087	4
Exports	3,309	3,106	7
Gross Profit	1,912	1,526	25
Gross Margin	25.2%	21.2%	400 bps
EBIT	464	232	100
Net Income	287	91	216
Net Margin	3.8%	1.3%	250 bps
EBITDA	754	476	58
EBITDA Margin	9.9%	6.6%	330 bps
EBITDA	911	565	61
EBITDA Margin	12.0%	7.9%	410 bps
Earnings per share(1)	0.33	0.10	230

(1) Consolidated earnings per share (in R$), excluding treasury shares.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

Accumulated 2013 (9M13)

•      Net revenue totaled R$ 22.3 billion, an increase of 9.5%, generated from sales across all the company’s operating segments despite most of the divestment necessary to comply with the TCD (Performance Agreement Instrument) taking place in 2Q12 and completed in 3Q12.

•      Total sales volume during the period was 4.4 million tons, 7.2% down on the same period in 2012.

•      Gross profit amounted to R$ 5.5 billion, 25.9% higher due to the improvement in market performance and reduced cost pressure which resulted in a 3.2 p.p. gain in gross margin.

•      Adjusted EBITDA reached R$ 2.7 billion, 60.8% higher than 9M12, equivalent to an adjusted EBITDA margin of 12.0% against 8.2% in 9M12. EBITDA reported R$ 2.4 billion in the first nine months (an increase of 57.5%) with an EBITDA margin of 10.6% against 7.4%.

•                    Net income was R$ 854.0 million against R$ 250.5 million reported in 9M12 – increasing by 241.0% and reaching a net margin of 3.8% against 1.2% in 9M12.

•                    The average financial trading volume in the company’s equities was US$ 84.3 million/day for the period, 9% more than the same period in 2012.

Highlights (R$ Million)	9M13	9M12	var. %
Net Sales	22,313	20,372	10
Domestic Market	12,440	11,973	4
Exports	9,873	8,399	18
Gross Profit	5,486	4,359	26
Gross Margin	24.6%	21.4%	320 bps
EBIT	1,498	781	92
Net Income	854	250	241
Net Margin	3.8%	1.2%	260 bps
EBITDA	2,359	1,498	57
EBITDA Margin	10.6%	7.4%	320 bps
EBITDA	2,673	1,662	61
EBITDA Margin	12.0%	8.2%	380 bps
Earnings per share(1)	0.98	0.29	238

(1) Consolidated earnings per share (in R$), excluding treasury shares.

The variations in this report are comparisons between the first nine months of 2013 (9M13) and the same period in 2012 (9M12) or for the 3rd quarter 2013 (3Q13) against the 3rdquarter 2012 (3Q12), as specified.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

Adjusted EBITDA

(R$ million)

Third quarter

Quarterly

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

Growth Acceleration Plan

In April following the election of the Board of Directors, BRF’s management initiated work on identifying opportunities for adding value to the Company. As a result, the Board approved the following measures:

1.   Review of the Administrative Structure

The Company’s Administrative Structure has changed into matricial and divided into: (i) five global areas responsible for the definition of policies and guidelines as follows: 1. Marketing and Innovation; 2. Finance, Administration and IR; 3. Human Resources; 4. Operations; 5. Integrated Planning and Management Control; and (ii) two areas accountable for the business regions in the Brazilian and international markets with a focus on the increase in Market Share and on the development and expansion of the business regions.

ORGANIZATIONAL STRUCTURE

2. New Businesses Acceleration Program

Four working fronts have been constituted made up of Company executives and coordinated by the consultancy, Galeazzi & Associados. The principal opportunities for improvements that were identified relate to the following processes:

1)    Generation of Demand: new Go-To-Market strategy; increase in sales productivity; improvement in management of those items with a short shelf life; optimization of product portfolio profitability; change in governance and in pricing intelligence.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

2)    Planning:  acceleration in the capture of the benefits accruing from projects for operating improvements; logistical optimization; improvements in the production programming process; reduction in the complexity of distribution; reduction in finished products inventory; optimization of investments – focus on strategic assets.

3)    Support:  review of the scope of the administrative areas; review of the administrative, commercial and DC sites; analysis of general expenses and overheads.

4)    Source:  improvement in manufacturing and logistical productivity; review of the manufacturing footprint and consequently of the logistical network; optimization of logistics infrastructure and systems; optimization of procurement processes.

On the basis of initial data already known to management, the Company believes that the identified opportunities can be gradually seized, impacting operating results, if achieved, in up to R$ 1.9 billion per year as from 2016. Investments of about R$800 million over the next three years will have to be approved if the expected results are to be achieved.

To the present time the plan is being implemented as envisaged and the results are in line with expectations.

Brazilian Exports

During the period, exports of Brazilian pork and beef posted a notably improved performance in relation to 2Q13 both in terms of volume and also revenue. Shipments of chicken meat saw a slight reduction in the period although there was a year-on-year improvement both in volume as well as in sales. For the nine month period to the end of September, chicken meat sales to the overseas market registered improved revenue due to an increase in average price despite falling volumes. In the case of pork, there was a reduction in volume as well as revenue while beef exports recorded advances on both fronts.

Brazilian exports of chicken meat in 3Q13 totaled 974 thousand tons, 4.2% higher than 3Q12, although 1.5% less than 2Q13. Quarterly revenue in US dollars was 5.5% higher than the same period in 2012, albeit 12.4% down on the preceding quarter. For the first nine months of 2013, volumes totaled 2.9 million tons, 2% lower than for the same period in the preceding year. Saudi Arabia, Japan and Hong Kong continued to absorb the larger part of export Brazilian business. In August, Brazil began exports of whole chicken and chicken cuts to Mexico.

Pork shipments in 3Q13 amounted to 149 thousand tons, an exceptional growth of 23.9% over 2Q13 in spite of the decline of 6.7% compared with the same period in 2012. Revenue in US dollars was in line with this movement: 22.8% higher than 3Q13 vs 2Q13, although reporting a year-on-year reduction of 4.4%. This good performance was largely driven by a recovery in exports to the Ukraine. Curiously, accumulated export sales recorded a decline in both revenue and volume (9.1% and 6.9%, respectively) due to a 45% decline in business with the Ukraine as well as with Argentina, which reported a fall of 37%. In this context, in July the first shipment of in natura pork was made to Japan in the form of 24 tons of high value prime cuts, the shipper being BRF itself. The volumes remain small but the Japanese market represents major potential.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

Overseas business in beef continued to grow. Shipments in 3Q13 were 410 thousand tons, an increase of 15.8% vs 2Q13 and 16.7% vs 3Q12. The total for the quarter in US dollars was 14.5% over 2Q13 and 11.7% more than 3Q12. For the first nine months of 2013, Brazilian exports to Hong Kong and Venezuela reported the greatest improvement over the same period in 2012, in natura meat volume to Hong Kong amounting to 162.1 thousand tons and to Venezuela, 96.7 thousand tons.

Domestic Consumption

The hope is that Brazilian inflation will remain within the upper tolerance limit of the inflation target of 6.5% until the year end as a result of Copom’s (Central Bank Monetary Policy Committee) most recent decisions raising the Selic basic interest rate. The IPCA (Amplified Consumer Price Index) for the 12-month period ending September 2013 was 5.86%, already reflecting efforts to control inflation following the accumulated 12-month figure to June 2013 of 6.7%. The accumulated 12-month inflation index for food and beverages also reported a similar trend: 9.23% in September 2013, having spiked as high as 12.8% in June 2013. In the more restricted definition of the retailing sector, excluding sales of construction material and vehicles, the price increase in the first half of the year accelerated the expansion of turnover in this segment. However, the LCA Consultancy believes that reduced pressure on prices up to the end of the year should increase sales volume in the upcoming months.

The outlook is for delinquency in household debt payments to continue to report a moderate decline through to the end of the year, thus also being a factor in driving consumption. In addition, LCA consultancy expects a more vigorous revival in consumer confidence in the next few months due to a recovery in hiring in the formal labor market.

Investments

Investments in Capex during the quarter totaled R$ 377 million, 30% less than the preceding year and dedicated to growth, efficiency and support projects. Part of this amount represents R$ 127 million investment in biological assets (breeder stock) for supplying the growth projects. During the nine month period, investments totaled R$ 1.4 billion of which R$ 382 million was invested in biological assets.

The most important disbursements were directed to increasing production capacity at Lucas do Rio Verde (MT), Videira (SC), Ponta Grossa (PR), Capinzal (SC), Tatuí (SP) and Uberlândia (MG); construction of the new plants for: margarines (Vitória do Santo Antão-PE); cheese (Três de Maio- RS); UHT long-life milk (Barra do Piraí –RJ); expansion of slaughtering facilities at the industrial units of Rio Verde (GO), Nova Mutum (MT), Lucas do Rio Verde (MT) and Dourados (MS); the distribution center in Rio de Janeiro-RJ and the processed product plant in the Middle East. Investments were also made in automation projects, process improvements, expansion of product lines and support.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

Investments

(R$ million)

Production

A total of 1.4 million food products was produced during the quarter, a 4.8% lesser volume than 3Q12 – reflecting the TCD and a reduced output of dairy products, more especially UHT milk, following a strategic decision to refocus the dairy product business on profitability.

Quickfood’s production in Argentina was consolidated in July 2012, thus being incorporated in the company’s overall turnover in meats and other processed products.

Production	3Q13	3Q12	var. %	9M13	9M12	var.%

Poultry Slaughter (million heads)	461	447	3	1,362	1,343	1
Hog/ Cattle Slaughter (thousand heads)	2,492	2,616	(5)	7,414	8,167	(9)
Production (thousand tons)
Meats	1,053	1,079	(2)	3,113	3,205	(3)
Dairy Products	208	254	(18)	609	770	(21)
Other Processed Products	135	133	2	378	364	4
Feed and Premix (thousand tons)	2,792	2,947	(5)	8,404	8,916	(6)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

Product Launches and Investments in Marketing

During the quarter, BRF endeavored to expand its portfolio, reposition its brands and categories and add value with the launch of 41 new products: Food Services - 9; domestic market – 19; exports – 11; and 2 in the dairy product segment. In the first nine months of 2013, the company launched 169 new products for its consumers.

The company launched a new line in hamburgers as part of the process of ramping up volume lost due to the TCD agreement. The special size 90g “Sadia Rump Steak- Tasting Beef Hamburger” is prepared with seasoned minced meat with an aroma which gives it the rump steak taste preferred by Brazilians.

In the ready-to-eat meals segment, BRF launched some new products in the “Rice and More” category. Among the options are Rice with Turkey breast and green peas in a white sauce, Rice with Smoked Sausage and sun-dried tomatoes in cheese sauce and Rice with chicken and creamed corn. As well as being the staple diet of Brazilians, rice is a good source of minerals and vitamins.

Sadia has also innovated in the pizza market by launching the “Pizzeria” line. This is one more option for pizza-lovers. Using technology which is new in the market, the pizzas have a pasta crust which undergoes a 12-hour process of fermentation leaving it much softer and tastier. It is produced with a special tomato sauce, contains much more filling as well as being baked in a stone oven. The objective is to add value to the Frozen Pizzas category by offering a competitive product and expanding the market. The product comes with three flavors: Smoked Sausage, Chicken with Catupiry Cheese, and Four Cheeses.”

Sadia and Judo– At the beginning of June, Sadia announced the renewal of its sponsorship agreement with the Brazilian Judo Confederation (CBJ) until May 2015 and automatically renewable thereafter. In addition to a direct investment, Sadia will also supply products to the CBJ and invest in subsidized projects such as the Advance Judo scheme for children from low-income backgrounds in certain regions around Brazil.

BRF announces sponsorship of the CBF – BRF is the most recent sponsor of the Brazilian Football Confederation (CBF). The agreement will run to 2022 and will involve on a global scale the national team as well as all the other categories under the CBF’s aegis. Sadia – leader in the Brazilian market and BRF’s principal export brand - was chosen as the brand name to be emblazoned on the uniforms of the Brazilian national soccer team as well as on other display items.

BRF Brands

Based on brand monitoring surveys in the first half of 2013, Sadia and Perdigão continue to be the brand leaders in the declared consumption of cold cuts/ industrialized and frozen products categories.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

The Sadia brand continues to be the first choice of 6 out of every 10 Brazilian consumers in both categories as well as being the most recalled brand name for 61% of frozen product consumers and 48% of cold cuts/industrialized product customers.

The brand equity of both Sadia and Perdigão continues to exceed other brands in the markets in which they operate. The products of both demonstrate a high level of post consumption loyalty on the part of customers.

Finally, in a recent worldwide survey of the sport judo, Sadia is cited as one of the brands most associated with the sponsorship of Brazilian judo.

DOMESTIC MARKET

In 3Q13, sales revenue in the domestic market was R$ 3.2 billion, 3.4% higher although volume was down by 16.3% due to the weaker demand. Average prices rose 23.6%, while there was an increase in average costs of 17.7% reflecting the improvement in portfolio product mix and principally the passing on of inflation to prices. Operating results were R$ 274.9 million, 49.5% higher with an operating margin of 8.6% against 6.0% in the same quarter in 2012, an increase of 2.6 percentage points in the quarter. However, sales of other items are also included in this market analysis – all these items varied significantly in price during the period. If we exclude these items from the analysis, the numbers begin to reflect a reality which is more in line with the scenario which we are currently experiencing in the domestic market: namely Net Operating Sales of R$ 3.0 billion, 4.6% more than the same period last year, a fall of 6.1% in volume and an increase of 11.3% in average prices.

The consolidated domestic market in 9M13 totaled sales of R$ 9.4 billion, increasing by 3.9% on 11.8% lower volume but with average prices and costs up by 17.9% and 12.8%, respectively. Operating profits from domestic business were R$ 917.1 million, 41.2% higher, and operating margin rising to 9.8% against 7.2% for 9M12. Again, if we use the same analysis as for 3Q13 and exclude sales of other items from the domestic market numbers, then Net Operating Sales would be R$ 8.7 billion in 9M13, a year-on-year increase of 3.4% compared with the preceding period, on  10.1% less volume and an average price 15.0% higher.

In both views, with and without sales of other items, and for both of the analyzed periods the operational profit does not vary significantly.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

Market Share – Value %

Dairy and processed products and pastas: baseline  Jun/Jul

Pizzas and margarines: baseline Jul/Aug

Source: AC Nielsen

EXPORTS

The third quarter was characterized by events which had a favorable impact on overseas business. These include the recovery of export flows to the Ukraine and the approaching end-of-year seasonal peak in business in some markets.

The devaluation of the Real against the US dollar in the quarter also contributed to the improvement in the segment’s prices when translated into local currency.

However, BRF’s quarterly exports recorded a decrease of 3.1% in relation to the same period in 2012, totaling R$ 608.7 thousand tons and equivalent to revenue of R$ 3.2 billion, or an increase of 6.3%. Volumes in the period were affected by operating problems impacting shipments during September and outside the company’s control. The port of Itajaí suffered a period of heavy rainfall late in the month and port activities came to a halt for several days.

The status of the leading markets in the quarter was as follows:

Middle East – The period of Ramadan, closely followed by the Hajj are periods of strong demand and good export opportunities. However in 3Q13, BRF posted a reduction of 7.3% in sales volume and 5.3% in Net Operating Sales as well as a degree of price stagnation when compared with 3Q12, largely a reflection of the high level of whole chicken inventory in the region. However, despite the current scenario, the outlook is for Brazilian exports to the Middle East to gradually improve by the end of 2013.

Far East – During the course of 3Q13, there were signs of a gradual running down in the local inventory of imported products in Japan and the next quarter is expected to show greater stability. Furthermore, in July, the company made the first shipment of in natura pork to Japanese importers – a total of 24 tons of high value prime cuts. While the volume is still on a small scale, the Japanese market offers major growth potential. In the Far East, the approaching seasonal peak in sales leading up to the Chinese New Year – which in 2014 falls on January 31 – resulted in some good business opportunities, this driving an increase in turnover by 2.5% in volume and 12.6% in revenues compared with 3Q12.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

Europe – In line with the preceding quarter, in 3Q13, the European market witnessed an important recovery with a growth of 19.4% in average prices in Reais and 6.4% in revenue – despite the reduction of 10.9% in exported volume. A key event in August was Plusfood’s first shipments of breaded products to the Middle East. While volumes are still small, forecasts are for a gradual growth.

Eurasia – Due to shortage of in natura meat in the Brazilian market, the product was diverted from shipments to Russia to the Brazilian domestic market. The result was a year-on-year decline in both export volume and revenue of 33.7% and 14.4%, respectively. In relation to 2Q13, the Eurasian market reported a positive performance with a growth of 12.2% in export volumes and 30.4% in revenue. While the improvement in the level of exports to the Ukraine was the highlight of the period, good progress in the Russian market was also observed thanks to the availability of unfilled import quotas. BRF did not experience any obstacles to its business in the Russian market due to trade embargos in the period.

The Americas – The Company ran trade-marketing campaigns in Chile during July and early August, successfully expanding the consumption of processed products in the region and promoting the Sadia brand among local consumers. These initiatives were conducted prior to the Chilean Independence Day celebration period when demand spikes in the local market. In September, BRF completed the first stage of the installation of the SAP system at the Avex and Quickfood subsidiaries in Argentina. The expectation is that these changes will result in additional business synergies and increasingly improve the efficiency of processes. In 3Q13, there was an increase of 31.2% in volume and 46.6% in revenues compared with the same period in 2012.

Africa and other countries – The approaching year-end sales spike  gives a strongly seasonal characteristic to business in the African market. In 3Q13, the region reported a 4.1% decline in volume, an improvement in sales revenue of 4.5% with an 8.9% increase in average prices. In the context of the regional market, it is worth pointing out that after months of uncertainty, on September 30, the South African government finally announced the increase in import duties on chicken meat. The decision is unilateral and unrelated to the dumping action concluded in December 2012 in favor of Brazil. The import duties will not affect BRF’s exports since whole chicken and chicken cuts with bone (the items most impacted) are not the company’s main focus in this market.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

Exports by Region

(As a % of Net Sales)

DAIRY PRODUCTS

The continued strategy of improving the business by refocusing the product mix on greater value added items with a shift away from UHT milks has been positive. Consequently, we have attained an increase in revenue of 9.8% to R$ 760 million, despite 16.0% lower volume in relation to 3Q12. Average prices were 30.7% higher due to the passing on of costs and the improved product mix while average costs rose 25.0% driven by the costs of milk collection at the farm gate reaching historical highs. In this context, operating results totaled R$ 34.3 million with an operating margin of 4.5% against a negative margin of 0.5% reported in 3Q12. There was thus a significant improvement of 5.0 percentage points.

For the accumulated nine-month period, the Dairy Products business recorded revenues of R$ 2.1 billion, an increase of 3.6% against a decrease of 17.1% in volume, while average prices rose 24.9% and costs by 19.2%.

FOOD SERVICES

The away-from-home eating segment reported a slight deceleration in the quarter. While confidence levels improved in August and September, Brazilians are still cautious about spending principally with respect to leisure activities which includes away-from-home eating.

When markets are weak, the consumer either reduces or eliminates away-from-home eating or cuts the average expense of each meal out. Consequently, transformers’ margins are severely impacted given the lower value added nature of the product mix consumed by the end customer.

Other factors contributing to this scenario are the high costs of raw material due to the increase in currency rates impacting the price of grains, rental costs and fees and the tax burden which continues to squeeze the margins of Food Service establishments. Such costs may not necessarily be fully passed on to the consumer over the short term.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

In spite of the adverse scenario, we were able to report a year-on-year growth in revenue of 5.8% against 3Q12, reaching R$ 374.5 million of net sales on 1.4% higher volume. The average price was 4.3% higher against an average increase in costs of 4.6%. We reported an operating result of R$ 26.9 million, representing a decline of a 0.5 percentage point in operating margin to 7.2% against 7.7% in the same quarter in 2012.

For the first nine months of 2013, Food Services revenue reached R$ 1.1 billion, 3.8% higher on 7.2% lower volume. Average prices were up by 11.8% and costs by 9.3%. Operating profits were R$ 114.4 million, an improvement of 16.5% compared with the same period in 2012, resulting in an improvement in operating margin from 9.3% to 10.4%.

Sales by Channel

(As a % of Net Sales)

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ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

Sales in R$ million and Tons (3Q13)

DOMESTIC MARKET	THOUSAND TONS			R$ MILLION
	3Q13	3Q12	ch. %	3Q13	3Q12	ch. %

In Natura	108	135	(20)	632	632	-
Poultry	73	98	(26)	382	384	-
Pork/beef	35	37	(4)	250	248	1
Processed	373	377	(1)	2,337	2,209	6
Other sales	55	129	(57)	224	249	(10)
Total	536	641	(16)	3,194	3,090	3

EXPORT MARKET	THOUSAND TONS			R$ MILLION
	3Q13	3Q12	ch. %	3Q13	3Q12	ch. %

In Natura	497	516	(4)	2,495	2,385	5
Poultry	427	437	(2)	1,997	1,919	4
Pork/beef	70	79	(11)	499	467	7
Processed	112	112	-	754	671	12
Total	609	628	(3)	3,249	3,056	6

DAIRY	THOUSAND TONS			R$ MILLION
	3Q13	3Q12	ch. %	3Q13	3Q12	ch. %

Dry Division	137	178	(23)	404	374	8
Fresh and Frozen Division	65	73	(11)	337	303	11
Other sales	27	22	22	20	16	24
Total	229	273	(16)	760	693	10

FOOD SERVICE	THOUSAND TONS			R$ MILLION
	3Q13	3Q12	ch. %	3Q13	3Q12	ch. %

Total	54	53	1	374	354	6

TOTAL	THOUSAND TONS			R$ MILLION
	3Q13	3Q12	ch. %	3Q13	3Q12	ch. %

Total	1,428	1,595	(10)	7,578	7,192	5

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

Sales in R$ million and Tons (9M13)

DOMESTIC MARKET	THOUSAND TONS			R$ MILLION
	9M13	9M12	ch. %	9M13	9M12	ch. %

In Natura	308	331	(7)	1,816	1,584	15
Poultry	207	228	(10)	1,104	914	21
Pork/beef	101	102	(1)	713	671	6
Processed	1,098	1,233	(11)	6,860	6,808	1
Other sales	267	334	(20)	715	644	11
Total	1,673	1,897	(12)	9,392	9,037	4

EXPORT MARKET	THOUSAND TONS			R$ MILLION
	9M13	9M12	ch. %	9M13	9M12	ch. %

In Natura	1,506	1,571	(4)	7,604	6,709	13
Poultry	1,306	1,349	(3)	6,240	5,382	16
Pork/beef	200	222	(10)	1,364	1,326	3
Processed	323	269	20	2,049	1,518	35
Other sales	55	9	529	55	8	617
Total	1,884	1,849	2	9,708	8,234	18

DAIRY	THOUSAND TONS			R$ MILLION
	9M13	9M12	ch. %	9M13	9M12	ch. %

Dry Division	419	556	(25)	1,094	1,139	(4)
Fresh and Frozen Division	193	207	(6)	966	859	12
Other sales	72	64	13	53	42	26
Total	685	827	(17)	2,113	2,040	4

FOOD SERVICE	THOUSAND TONS			R$ MILLION
	9M13	9M12	ch. %	9M13	9M12	ch. %

Total	154	166	(7)	1,100	1,060	4

TOTAL	THOUSAND TONS			R$ MILLION
	9M13	9M12	ch. %	9M13	9M12	ch. %

Total	4,396	4,738	(7)	22,313	20,372	10

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

Net Operating Sales

In 3Q13, sales revenue rose 5.4% reaching R$ 7.6 billion in a scenario of continuing weakness in the domestic market and with the export market benefiting from a 10.6% average devaluation of the Real against the US dollar in relation to the previous quarter (2Q13). As from this quarter, the comparative base with 3Q12 is practically the same since the implementation of the TCD was completed during the latter period.

In the first nine months, net operating sales were R$ 22.3 billion, an increase of 9.5%. This was the result of organic growth, the incorporation of Quickfood and the increase in the portfolio through innovation with the launch of various products and categories helping to offset the impact of the transfer of assets which was concluded in 3Q12 under the agreement with the Brazilian antitrust authority, Cade (TCD).

Breakdown of Net Sales (%)

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ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

Breakdown of Net Sales (%)

Cost of Sales (CPV)

In 3Q13, cost of sales was R$ 5.7 billion, in line with 3Q12 due to weaker grain prices (corn 22.2% down in relation to 3Q12 and soybean meal 11.0% lower compared to the same period. Source: Safras & Mercado) and in spite of an increase in other raw materials, more especially costs linked to the US dollar.

Compared with 2Q13, the cost of sales also remained relatively stable. However, while corn prices fell, this gain was neutralized by an increase in soybean meal and by the increase in imported materials subject to foreign exchange variation.

In relation to 9M12, cost of sales rose 5.1% to R$ 16.8 billion. In spite of this increase, costs still rose less than revenues, thus permitting an improved gross margin. The principal increases were for the following items: 1) an increase in items indexed to the US dollar such as: packaging, freight, vitamins; 2) an increase in the cost of raw materials such as the price of milk collection and beef cattle prices; 3) industry-wide increases following wage agreements.

Gross Profit and Gross Margin

Gross Margin amounted to R$ 1.9 billion, an improvement of 25.3% in 3Q13 with a gross margin 4.0 percentage points higher increasing from 21.2% in 3Q12 to 25.2%. In the first nine months, Gross Profit was R$ 5.5 billion, an increase of 25.9%, equivalent to a gross margin of 24.6% against 21.4% due to gains as a result of price increases and the improved product mix in the domestic market as well as a  cost reduction in our animal feed and improvements in slaughtering productivity.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

Operating Expenses

In 3Q13, the company reported an increase of 7.9% in operating expenses compared with 3Q12, totaling 17.0% of Net Operating Sales against 16.6% in 3Q12. Commercial expenses rose 6.5%, with greater outlays involving warehousing due to higher inventory at third party warehouses. There was a year-on-year increase in administrative expenses of 23.6% principally due to higher expenses with consultants and IT (Information Technology) due to the expansion of our IT system´s overseas.

Compared with 2Q13, there was a reduction in marketing and trade marketing expenses. Such expenses however, continue to be a relevant portion of our operating expenses since we use this strategy in order to keep volumes up following the passing on of costs into the prices of our products.

For the 9M13 period, operating expenses totaled R$ 3.7 billion, an increase of 7.8%, principally affected by the significant rise in administrative expenses from the hiring of outside consultancies in support of the Acceleration Plan, BRF’s Strategic Plan as well as increases in IT as previously mentioned.

Other Operating Expenses

The increase of 53.0% in the quarter and 70.0% in the accumulated first nine months relate to provisions for profit and results sharing, an increase in tax provisions and overheads relating to restructuring in accordance with the Acceleration Plan including modifications to headcount and executive staff.

Operating Result before Financial Expenses and Operating Margin

In the light of the above comments, the operating result before financial expenses reached R$ 464.4 million in the quarter, 100.1% higher than 3Q12, the operating margin increasing to 6.1% of net sales against 3.2%. The gain of 2.9 percentage points is largely due to the improvement in domestic and export prices, the latter driven by currency devaluation.

In 9M13, the operating result before financial expenses was R$ 1.5 billion, 91.9% higher than the result in 9M12, an improvement of 2.9 percentage points in operating margin. This performance reflects the factors mentioned in the preceding paragraph together with the gradual recovery in domestic market revenues following the loss of divested assets (TCD).

Financial Results

Net financial expenses amounted to R$ 127.1 million in the quarter and an increase of 8.5% when compared with 3Q12, albeit with a reduction of 50.9% in relation to financial expenses for 2Q13. Net financial expenses for 9M13 amounted to R$ 487.9 million – stable in relation to the same period in 2012.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

In the light of the high level of exports, the company conducts operations in the derivatives market with the specific purpose of currency hedging. In accordance with hedge accounting standards (CPC 38 and IAS 39), the company uses financial derivatives (for example: NDF) and non-derivative financial instruments (for example: foreign currency debt) for hedge operations and concomitantly, to eliminate the respective unrealized foreign exchange rate variations from the income statement (under the Financial Expenses line).

The use of non-derivative financial instruments for foreign exchange cover continues to permit a significant reduction in the net currency exposure in the balance sheet, in 2Q13 amounting to USD 265 million compared with USD 80.4 million at the end of the third quarter, contributing to a reduction in the volatility of the financial result.

On September 30, 2013, the non-financial derivative instruments designated as hedge accounting for foreign exchange cover amounted to USD 923 million. In addition, the financial derivative instruments designated as hedge accounting according to the concept of a cash flow hedge for coverage of highly probable exports in their respective currencies, totaled USD 615 million + EUR 116 million + GBP 35 million and also contributed directly to the reduction in currency exposure. In both cases, the unrealized result for foreign exchange rate variation was booked to other results, thus avoiding the impact on the Financial Expenses.

The company’s net debt was R$ 7.2 billion, 2.5% more than reported for December 31, 2012, resulting in a net debt to adjusted EBITDA ratio (last twelve months)  of 1.95 times. A reduction in leverage occurred in relation to 2Q13 in spite of the currency devaluation in the period.

Debt

Debt - R$ Million	9/30/2013			12/31/2012
	Current	Non-Current	Total	Total	% ch.

Local Currency	(2,220)	(1,731)	(3,951)	(3,890)	2
Foreign Currency	(688)	(5,506)	(6,193)	(5,882)	-
Gross Debt	(2,908)	(7,237)	(10,145)	(9,772)	4
Cash Investments
Local Currency	663	149	811	1,209	(33)
Foreign Currency	2,128	10	2,138	1,545	38
Total Cash Investments	2,790	159	2,949	2,753	7
Net Accounting Debt	(118)	(7,078)	(7,196)	(7,018)	-
Exchange Rate Exposure - US$ Million			(80)	(412)	(80)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

Trend in Net Debt/Adjusted EBITDA

Quarterly Evolution

Equity Income Result

The equity income result from the participation in the result of affiliates and subsidiaries (Joint Ventures) in 9M13 accounted for a gain of R$ 7.6 million against a gain of R$ 15.0 million in the same period in the preceding fiscal year. This represents a reduction of R$ 7.4 million, principally due to the result of the affiliate company Federal Foods, acquired in the current year.

Income Tax and Social Contribution

Income tax and social contribution recorded an expense of R$ 43.9 million in the quarter against an expense of R$ 26.1 million in 3Q12, representing an effective tax rate of 13.0% and 22.8%, respectively. In the accumulated nine month period 2013, expenses totaled R$ 151.5 million against an outlay of R$ 48.2 million in the same quarter in 2012, this representing an effective tax rate of 15% and 16%, respectively. The lower effective tax rate enjoyed by the company reflects the fiscal benefit arising from payout of interest on capital and subsidies for investments.

Participation of non-controlling shareholders

The result attributed in the quarter to non-controlling shareholders of subsidiaries in Argentina, the Middle East and Europe, represented revenue of R$ 6.4 million against an expense of R$ 2.1 million in the same quarter of the previous fiscal year. For the 9M13 period, the result was revenue of R$ 4.6 million against R$ 2.4 million in the same period for the preceding fiscal year. The variation mainly reflects the results of the Middle East subsidiary.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

Net Income and Net Margin

Net income was R$ 287 million in 3Q13 on a net margin of 3.8%, an increase of 2.5 percentage points in relation to 3Q12 given the year-on-year improvement in operating results. In the 9M13, BRF’s net earnings were R$ 854 million, 241.0% more than registered in the same period in 2012. Net margin was 3.8% against 1.2% for the accumulated first three quarters of 2013. This reflects the better trading environment for the Company’s exports together with the reduced costs of acquiring raw materials, thus offsetting the pressures experienced in the domestic market which showed lackluster consumption.

EBITDA

Adjusted EBITDA (operating cash generation) reached R$ 911.0 million, a year-on-year rise of 61.2% and corresponding to an adjusted EBITDA margin of 12.0% against 7.9% reported in 3Q12, an additional return of 4.1 percentage points. In 9M13, adjusted EBITDA amounted to R$ 2.7 billion, an increase of 60.8% with an adjusted EBITDA margin of 12.0% against 8.2% reported for the 2013 calendar year to September 30. The company reported EBITDA of R$ 753.9 million in 3Q13 (58.2% higher than 3Q12), equivalent to an EBITDA margin of 9.9% against 6.6% in 3Q12. EBITDA was R$ 2.4 billion in 9M13 (57.5% more than 9M12) and corresponding to an EBITDA margin of 10.6% against 7.4%.

Adjusted EBITDA - R$ Million	3Q13	3Q12	var. %	YT13	YT12	var. %

Net Income	287	91	216	854	250	241
Income Tax and Social Contribution	44	26	68	152	48	214
Net Financial Expenses	127	117	8	488	480	2
Depreciation and Amortization	296	242	22	865	719	20
= EBITDA	754	476	58	2.359	1.498	57
Other Operating Results	149	95	56	318	177	79
Equity Accounting	2	(4)	-	(8)	(15)	(49)
Non Controlling Shareholders	6	(2)	-	5	2	96
= Adjusted EBITDA	911	565	61	2.673	1.662	61

The expenses net of Other Operating Results are shown in Explanatory Note 33. The disclosure of adjusted EBITDA is in line with what the Company has already informed in the presentation of the previous quarterly and /or annual results or in other publications released to the market.

Shareholders’ Equity

As at September 30, 2013, Shareholders’ Equity stood at R$ 14.9 billion (R$14.6 billion on December 31, 2012), the principal movement during the period being the generation of net income of R$ 858.6 million and the payout of dividends in the form of interest on capital of R$ 359.0 million, representing 41.8% of profit in the period.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

CAPITAL MARKETS

The closing price on the São Paulo Stock Exchange (BM&FBovespa) for BRF’s shares in the quarter was R$ 54.00 while the company’s ADRs closed at US$ 24.53 on the New York Stock Exchange, an appreciation of 11.5% in Brazil and a decline of 13.0% in the NYSE in the 3Q13. Performance substantially exceeded the 10.3% variation reported for the same period by the Ibovespa, the stock index comprising the shares with the greatest liquidity traded on the Brazilian bourse. The Company’s market capitalization stood at R$ 47.1 billion, a growth of 11.5% in relation to 2Q13.

Trend in BRF Shares X Ibovespa x NYSE

PERFORMANCE	3Q13	3Q12	9M13	9M12

BRFS3 - BM&F Bovespa
Share price - R$ *	54.00	35.01	54.00	35.01
Traded shares (Volume) - Millions	141.6	159.0	410.0	449.9
Performance	11.5%	15.2%	28.0%	(3.9%)
Bovespa Index	10.3%	8.9%	(14.1%)	4.3%
IGC (Brazil Corp. Gov. Index)	6.9%	6.0%	(2.5%)	11.0%
ISE (Corp. Sustainability Index)	8.9%	1.0%	0.5%	12.5%

BRFS - NYSE
Cotações - US$ *	24.53	17.30	24.53	17.30
Traded shares (Volume) - Millions	83.0	159.0	290.4	383.5
Performance	13.0%	13.9%	10.9%	(11.5%)
Dow Jones Index	1.5%	4.3%	3.8%	10.0%

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

Financial Trading Volume (3Q13)

An average of USD 79.9/day

Financial Trading Volume (9M13)

An average of USD 84.3 million/day

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

Share Performance – 3Q13

(BM&FBovespa)

ADR Performance – 3Q13

(NYSE)

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ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

CORPORATE GOVERNANCE

Diffused Control

Baseline Date: September 30, 2013

Number of Shares: 872,473,246 common shares

Capital Stock: R$ 12.6 billion

Review of Finance and Investor Relations Structure

On August 14, we announced the results of a review of BRF’s management structure. As part of this process, the following changes were also approved:

Elcio Ito, who headed up the Finance and Investor Relations Department, became responsible for the Finance Department focusing on global treasury and management of capital employed. Edina Biava, until that date Investor Relations Manager, passed to concentrate her activities on the Company’s corporate governance, reporting directly to the Board of Directors while Christiane Assis, that was Corporate Risk Manager, is taking over responsibility for the Investor Relations Department. Elcio and Christiane will report directly to the CFO, Administration and Investor Relations Officer.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

Company‘s share repurchase program (“Program”)

In compliance with the provisions in paragraph 4 of Article 157 of Law 6,404, of December 15, 1976, and item XV of the sole paragraph of Article 2 of CVM Instruction 358 of January 3, 2002, BRF S.A. (“Company’) hereby discloses the following MATERIAL FACT:

Consequently, on September 17, 2013 and in line with the best practices of Corporate Governance, the company announced that the process had been completed at an average price of R$ 56.87 with a total investment of approximately R$ 78.6 million.

Shareholder Remuneration

The Board of Directors approved the distribution of profits to shareholders in the amount of R$ 359 million, corresponding to R$ 0.41225416 per share with payout scheduled for August 15, 2013 in the form of interest on capital with the corresponding retention of Income Tax at Source in accordance with the prevailing legislation.

Rating

Fitch Ratings, Standard & Poor’s and Moody’s have all assigned an investment grade (BBB-, BBB- and Baa respectively) rating to the Company, and all of them with a stable outlook.

Merger BRF and Sadia

The process involving the asset exchange agreement with Marfrig – signed with the Brazilian Anti-Trust Authorities (Cade) in May 2009 – was concluded in 3Q12. The agreement established the temporary suspension of some categories of Perdigão- and Batavo-branded goods in addition to the transfer of some industrial units.

Conversely, BRF has acquired control of Quickfood in Argentina, the owner of the leading brand of hamburger in that market. In expanding its footprint in South America, the Company underscored its target of growing overseas, which, together with organic expansion currently in progress in Brazil, provides the foundation for sustained growth in line with the objectives of the BRF Strategic Plan 15.

Novo Mercado

BRF signed up to the BM&FBovespa’s Novo Mercado Listing Regulations on April 12, 2006, requiring it to settle disputes through the Market Arbitration Panel under the arbitration commitment clause written into its bylaws and regulations.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

Risk Management

BRF and its subsidiaries adopt a series of previously structured measures for maintaining the risks inherent to its businesses under the most rigorous control, details being shown under explanatory note 4 of the Financial Statements. Risks involving the markets in which the Company operates, sanitary controls, grains, nutritional safety and environmental protection as well as internal controls and financial risks are all monitored.

Relationship with the independent auditors

Pursuant to CVM Instruction 381 of January 14, 2003, the Company informs that its policy for engaging services unrelated to the external audit is based on principles which preserve the auditor’s independence. In turn, these principles are based on the fact that the independent auditor should not audit its own work, may not exercise managerial functions, should not advocate on behalf of its client or render any other services which are deemed as not permitted under the prevailing norms, in this way maintaining the independence of the work undertaken.

Pursuant to CVM Instruction 480/09, at a meeting held on 10.25.2013, management declares that it has discussed, reviewed and agreed the information expressed in the review report of the independent auditors and with the quarterly opinions for the fiscal period ending 09.30.13.

SOCIAL REPORT

BRF has a worldwide payroll of 114 thousand, operating in Brazil with 50 manufacturing plants, 30 distribution centers, TSPs, poultry farms  and sales offices and overseas, with 9 industrial units in Argentina and 2 in Europe (the United Kingdom and the Netherlands), in addition to a further 19 commercial offices.

The company has a policy of internal recruiting and decentralization of the selection process to the individual units. This helps drive the local economies, thus collaborating with the development of society. The principal purpose is to attract, select and direct manpower in accordance with its profile and potential, hiring those individuals aligned with BRF’s values. The practice is to prioritize candidates originating from the location where there is a vacancy. In the third quarter 2013, 81% of all vacancies were filled by employees drawn from the company itself, this figure being 82.5% for the 9M13 period.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

Enhancement of Human Capital

The BRF Development Cycle was concluded during the quarter under review and is now at the planning and implementation stage of the actions under the Individual Development Plans for Executives (PDI 2013). Meanwhile, the leaders development programs covering several hierarchical levels is ongoing, among them “Formation of Leaders”, “E-learning for Integration of Leaders”, “Leadership Development Program – PDL” and “Our Way of Leading”, for supervisors and coordinators.

A further PDL group was initiated in the semester, representing a total of 148 hours of training for 20 executive managers. Another important training vehicle was the Our Way of Leading program, two pilot groups of 30 managers each and involving 30 hours of classroom training having already been concluded. Following the necessary fine tuning, the rollout process for 51 groups will be implemented by year-end 2013.

Personnel in the commercial area will also be able to participate in a pilot group for the Leaders Formation Program as well as a new program: Formation in Prices, totaling 11 groups with the participation of 389 leaders.

In September, the 30 trainees selected from 19 thousand candidates completed the Job Rotation in all BRF’s Vice Presidential divisions. On September 30 all trainees were allocated to specific areas to begin the development stage of the program. The selection process for the 2014 program began in August 2013 and in October, those candidates who passed this phase took part in the group dynamics stage.

A new BRF Interns Program began in August with a total of 532 active interns.

The 8 professionals that took part in the Summer Internship Program in the first half of 2013 have already completed the program and returned to their universities. This program is designed to identify young potential from the world’s most prestigious MBA schools through a process of joint development whereby participants make an important contribution to the business while, at the same time, allowing them to acquire professional knowledge in areas which are strategic to the company.

During the third quarter, BRF was involved in the analysis of the results of the 1st Organizational Climate survey held from May 6 to June 30, 2013. Some 90% of all employees replied to the questionnaire (86,348 of the active employees). The results will be announced in the final quarter of this year and the preparation of action plans set in motion, involving the managers from each area.

The organizational climate survey is an important exercise for the company providing an insight as to how the employees see it in all its dimensions. Each new version  identifies improvements that have been introduced, what remains unchanged and what still needs to be changed. The survey serves as an instrument for assisting BRF in its objective of being an outstanding international company in the management of people.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

On August 30, BRF inaugurated TV BRF as an institutional vehicle with a global reach and interacting simultaneously with the units in Brazil and overseas. On the rollout, this new channel of communication mobilized 114 thousand employees from the most diverse units throughout the world: corporate, sales, logistics, poultry farms,  etc. Transmissions will be live and monthly, via broadcast or webcast to reach the greatest number of employees possible.

SSMA

The Health, Safety and Environment program continues to make significant advances. In the month of June 2013, the accident rate with time off work was the lowest in the Company’s history with a frequency rate (TF) of 1.21.

Comparing the period from January through September 2012  with the same period for 2013, the accumulated indicator reported a reduction of 12.75%, the TF rate dropping to 1.78 from 1.97.

The drop in frequency rate for accidents with time off work has recorded an aggregate decline of 79.33% and the tendency is to maintain this level.

As from September 1, 2013, the SSMA program is being extended to BRF’s Transportation and Distribution areas for a period of one year and covering the  Paraná, Santa Catarina and Rio Grande do Sul regional operations. This sweeps up 27 units in the Slaughtering and Processing, Agricultural, Dairy Products, Distribution and Employee Transportation areas. The initiative covers 41% of the  transportation operation and 33% of the vehicle fleet.

In 2014, the program will be further expanded to BRF’s other regional areas and the full transportation network.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

Stock Option Plan

The Company has granted a total of 7,446,770 stock options to 212 executives, the maximum vesting period being five years according to the Compensation Plan Regulations based on the shares approved on March 31, 2010 and amended on April 24, 2012 and April 9, 2013 at the Extraordinary and Annual General Shareholders’ Meeting, respectively. The plan contemplates the CEO, vice presidents, directors and other executives at BRF.

Added Value Distribution (R$ million)	9M13	9M12	var. %

Human Resources	3,270	2,904	13
Taxes	2,747	2,576	7
Interest / Rents	1,677	1,463	15
Retention	854	250	241
Non-controlling shareholders	5	2	96
Total	8,552	7,196	19

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

Highlights and Awards

Award/ Recognition	Presented by:	Reason
The best of Dinheiro	Isto é Dinheiro magazine

BRF is ranked first in the food sector. The yearbook highlights the companies evaluated under five management criteria: financial sustainability, human resources, innovation and quality, socio-environmental responsibility and corporate governance.

Institutional Investor Award	Institutional Investor Magazine	BRF is ranked second for the Food & Beverages sector in three categories: Best investor relations program; Best CEO: José António do Prado Fay; Best CFO: Leopoldo Viriato Saboya.
Valor Executives	Valor Econômico newspaper	For the third consecutive year José António do Prado Fay was honored as one of Valor’s executives.
Valor 1000	Valor Econômico newspaper

BRF is the 14th largest company, with net revenue of R$ 28.527 billion in 2012. Among the 20 with the largest net shareholders equity, BRF features in 15th position. Based on the classification by net annual sales in the food sector, BRF is placed third. In the ranking of the 50 largest companies by region, BRF is placed 10th largest in the Southeast region.

Forbes – Annual ranking	Forbes magazine	BRF was placed 39th among the most innovative companies in the world, an innovator being deemed as a company with the capacity and ability to reinvent itself in the current market and going forward.
FI Excellence Awards 2013	FI South America

Considered the premium award in the Brazilian food industry, BRF was awarded in the first three places in the Most Innovative Food Product with the Perdigão Hot Dog Sandwich, Chester® Easy Roast in Pesto Sauce and Sadia Chicken Bites.

Fortuna Argentina Award	Fortuna magazine	The Quickfood subsidiary was highlighted as the best food company in Argentina in the 9th edition held at the Buenos Aires Stock Exchange.
GHG Protocol Gold Seal	Brazilian Greenhouse Gas Program	In August, BRF was awarded the Brazilian GHG Protocol Program’s gold seal for its 2012 greenhouse gas inventory report – Brazilian operation.
Green Época Award	Época magazine	Recognition of the 20 companies listed as having the best environmental practices in the country (result to be announced on September 21). BRF is included on the list of 20.
Expressão Ecology Award/SC	Editora Expressão	For the Capinzal case study in the Energy Conservation category.
DJSI Emerging Markets	INDU

BRF is for the second consecutive year a component of the Emerging Markets Dow Jones Sustainability Index. The DJSI’s objective is to evaluate the sustainability performance of the largest companies listed on the Dow Jones Global Stock Market Index in the economic, environmental and social contexts. The index is a benchmark for investors that place importance on the best sustainability practices at the companies.

Brazil Benchmarking Award	Brazil Benchmarking Program

BRF was one of the 30 companies selected to comprise the Brazil Benchmarking Category 2013, the sustainability seal which for ten years has been awarded to companies that implement practices considered a reference and an example to be followed.

GC 100	Global Compact 100

BRF is included in the list of 100 companies of the Global Compact 100 (GC 100), an index designed and launched by the United Nations Global Compact in partnership with the research company, Sustainalytics. The GC 100 includes the companies enrolled in the ten principles of the United Nations Global Compact with the best stock market performance.

All statements contained in this report with regard to the Company’s business prospects, project results and potential growth of its business constitute mere forecasts and were based on management’s expectations in relation to the Company’s future performance. These expectations are heavily dependent on changes in the market and on the country’s general economic performance, that of the sector and the international markets and, therefore, being subject to changes.

On July 13, 2011, the plenary session of the Administrative Council for Economic Defense- CADE approved the Association between BRF and Sadia S.A., subject to compliance with the provisions contained in the Performance Commitment Agreement – TCD signed between the parties concerned. These documents are available in the website: www.brf-br.com/ri

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

BRF S.A. - Consolidated
FINANCIAL STATEMENTS

FINANCIAL STATEMENTS	3 rd Quarter
R$ million	2013	2012	Ch. %

Net Sales	7,578	7,192	5
	-	-	-
Cost of sales	(5,666)	(5,667)	-
% of NS	-74.8%	-78.8%	400 bps
	-	-	-
Gross Profit	1,912	1,526	25
% of NS	25.2%	21.2%	400 bps
	-	-	-
Operating Expenses	(1,291)	(1,197)	8
% of NS	-17.0%	-16.6%	40 bps
Selling Expenses	(1,173)	(1,102)	7
% of NS	-15.5%	-15.3%	(20) bps
Fixed	(674)	(646)	4
Variable	(499)	(455)	10
General and Administrative Expenses	(118)	(95)	24
% of NS	-1.6%	-1.3%	(30) bps
Honorary of our administrators	(7)	(6)	27
% of NS	-0.1%	-0.1%	-
General and administrative	(110)	(89)	23
% of NS	-1.5%	-1.2%	(30) bps
	-	-	-
Operating Income	622	329	89
% of NS	8.2%	4.6%	360 bps
	-	-	-
Other Operating Results	(155)	(101)	53
	-	-	-
Equity Income	(2)	4	-
	-	-	-
Result before financial income	464	232	100
% of NS	6.1%	3.2%	290 bps
	-	-	-
Net Financial Income	(127)	(117)	8
	-	-	-
Pre-tax income	337	115	194
% of NS	4.5%	1.6%	290 bps
Income tax and social contribution	(44)	(26)	68
% of pre-tex income	-13.0%	-22.8%	980 bps
	0.0%	0.0%	-
Net income before participation	293	89	231
	-	-	-
Participation of non-controlling shareholders	(6)	2	-
	-	-	-
Net Income	287	91	216
% of NS	3.8%	1.3%	250 bps

EBITDA	754	476	58
% of NS	9.9%	6.6%	330 bps
Adjusted EBITDA	911	565	61
% of NS	12.0%	7.9%	410 bps

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

BRF S.A. - Consolidated
FINANCIAL STATEMENTS

FINANCIAL STATEMENTS	9M
R$ million	2013	2012	Ch. %

Net Sales	22,313	20,372	10
		-	-
Cost of sales	(16,827)	(16,013)	5
% of NS	-75.4%	-78.6%	320 bps
		-	-
Gross Profit	5,486	4,359	26
% of NS	24.6%	21.4%	320 bps
		-	-
Operating Expenses	(3,654)	(3,391)	8
% of NS	-16.4%	-16.6%	20 bps
Selling Expenses	(3,315)	(3,116)	6
% of NS	-14.9%	-15.3%	40 bps
Fixed	(1,894)	(1,805)	5
Variable	(1,421)	(1,311)	8
General and Administrative Expenses	(339)	(275)	23
% of NS	-1.5%	-1.4%	(10) bps
Honorary of our administrators	(18)	(17)	-
% of NS	-0.1%	-0.1%	-
General and administrative	(321)	(258)	24
% of NS	-1.4%	-1.3%	(10) bps
	-	-	-
Operating Income	1,832	967	89
% of NS	8.2%	4.7%	350 bps
	-	-	-
Other Operating Results	(342)	(202)	70
	-	-	-
Equity Income	8	15	(49)
	-	-	-
Result before financial income	1,498	781	92
% of NS	6.7%	3.8%	290 bps
	-	-	-
Net Financial Income	(488)	(480)	2
	-	-	-
Pre-tax income	1,010	301	236
% of NS	4.5%	1.5%	300 bps
Income tax and social contribution	(152)	(48)	214
% of pre-tex income	-15.0%	-16.0%	100 bps
	0.0%	0.0%	-
Net income before participation	859	253	240
	-	-	-
Participation of non-controlling shareholders	(5)	(2)	95.6
	-	-	-
Net Income	854	250	241
% of NS	3.8%	1.2%	260 bps

EBITDA	2,359	1,498	57
% of NS	10.6%	7.4%	320 bps
Adjusted EBITDA	2,673	1,662	61
% of NS	12.0%	8.2%	380 bps

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

BRF S.A. - Consolidated
BALANCE SHEET - R$ Million

BALANCE SHEET - R$ Million	30.09.2013	31.12.2012	ch. %

Assets	31,935	30,772	4
Current Assets	12,344	11,590	7
Cash and cash equivalents	2,275	1,931	18
Financial investments	500	622	(20)
Accounts receivable	2,762	3,131	(12)
Recoverable taxes	1,282	965	33
Assets held for sale	7	23	(69)
Securities receivable	137	77	78
Inventories	3,649	3,019	21
Biological assets	1,297	1,371	(5)
Other financial assets	15	33	(55)
Other receivables	319	326	(2)
Anticipated expenses	100	92	8
	-	-	-
Non-Current Assets	19,591	19,182	2
Long-term assets	3,719	3,723	-
Cash investments	55	74	(27)
Accounts receivable	12	11	6
Escrow deposits	438	365	20
Biological assets	445	428	4
Securities receivable	291	152	91
Recoverable taxes	910	1,142	(20)
Deferred taxes	668	725	(8)
	104	93	12
Other receivables	487	732	(33)
Despesas antecipadas	310	0	-
	-	-	-
Permanent Assets	15,872	15,459	3
Investments	99	37	171
Property, plant and equipment	11,022	10,671	3
Intangible	4,751	4,752	-
	-	-	-
Liabilities	31,935	30,772	4
Current Liabilities	7,688	7,482	3
Loans and financing	2,576	2,441	6
Suppliers	3,451	3,381	2
Payroll and mandatory social charges	575	426	35
Taxes payable	189	228	(17)
Dividends/interest on shareholders’ equity	2	160	(99)
Management and staff profit sharing	144	77	87
Other financial liabilities	331	253	31
Provisions	153	174	(12)
Other liabilities	267	341	(22)
	-	-	-
Non-Current Liabilities	9,383	8,715	8
Loans and financing	7,237	7,078	2
Suppliers	143	38	282
Taxes and social charges payable	21	13	59
Provision for tax, civil and labor contingencies	820	761	8
Deferred taxes	23	28	(18)
Employee pension plan	311	286	8
Other liabilities	828	511	62
	-	-	-
Shareholders’ Equity	14,864	14,576	2
Capital stock paid in	12,460	12,460	-
Capital reserves	111	70	58
Profit reserves	2,296	2,261	2
Other related results	(366)	(201)	82
Retained profits (losses)	854	-	-
	(359)	-	-
Interest on shareholders’ equity	(81)	-	-
Treasury shares	(94)	(52)	80
	-	-	-
Participation of non controling shareholders	42	38	11

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Management   Report / Comments on the Performance

BRF S.A. - Consolidated
CASH FLOW

Cash Flow - R$ million	3Q13	3Q12	CH. %	9M13	9M12	CH. %

Operating Activities
Result for the fiscal year	287	91	216	854	250	241
Adjustments to the result	573	529	8	1,839	2,376	(23)

Changes in assets and liabilities
Accounts receivable from clients	386	165	134	394	544	(28)
Inventory	(492)	(360)	37	(626)	(783)	(20)
Biological Assets	(15)	(44)	(64)	74	(231)	-
Interest on Shareholders' Equity received	22	0	-	22	9	148
Suppliers	284	420	(32)	203	530	(62)
Payment of contingencies	(58)	(42)	38	(153)	(135)	14
Interest payments	(148)	(161)	(8)	(404)	(373)	8
Payment of income tax and social contribution	(0)	(5)	-	(2)	(32)	(95)
Salaries, social obligations and others	184	(37)	-	78	(494)	-
Net cash provided by operating activities	1,024	557	84	2,280	1,661	37

Investment Activities
Financial investments	21	24	(13)	97	21	352
Investments in restricted cash	(5)	(5)	-	(11)	(11)	-
Acquisition of companies	-	-	-	-	(11)	-
Other investments	-	(1)	-	(54)	(2)	2,273
Acquisition of fixed assets	(247)	(416)	(41)	(918)	(1,351)	(32)
Acquisition of biological assets	(127)	(121)	4	(382)	(359)	6
Revenue from the sale of fixed assets	1	13	(94)	174	21	737
Intangible investments	(4)	(3)	32	(36)	(6)	481
Cash from (invested) investment activities	(360)	(509)	(29)	(1,130)	(1,698)	(33)

Financing activities
Loans and financing	(7)	(549)	(99)	(234)	587	-
Capital Reduction	(8)	-	-	(18)	-	-
Interest on shareholders' equity	(359)	(100)	259	(579)	(440)	32
Acquisitions of treasury shares	(58)	-	-	(42)	-	-
Cash from (invested) in financing activities	(432)	(649)	(33)	(872)	148	-

Currency variation on cash and cash equivalents	15	1	1,141	67	29	126

Net increase (decrrease) in cash held	247	(600)	-	344	140	146

Cash and cash equivalents at the beginning of the period	2,028	2,107	(4)	1,931	1,367	41
Cash and cash equivalents at the end of the period	2,275	1,507	51	2,275	1,507	51

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ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

1.            COMPANY’S OPERATIONS

BRF S.A. (“BRF” or “parent company”) and its subsidiaries (collectively “Company”) is one of Brazil’s largest companies in the food industry. BRF is a public company, listed on the New Market of Brazilian Securities, Commodities & Futures Exchange (“BM&FBOVESPA”), under the ticker BRFS3, and listed on the New York Stock Exchange (“NYSE”), under the ticker BRFS. Its headquarter is located at 475, Jorge Tzachel Street in the City of Itajaí, State of Santa Catarina. With a focus on raising, producing and slaughtering of poultry, pork and beef, processing and/or sale of fresh meat, processed products, milk and dairy products, pasta, sauces, mayonnaise, frozen vegetables and soybean derivatives, among which the following are highlighted:

•      Whole chickens and turkeys;

•      Frozen cuts of chicken, turkey, pork and beef;

•      Ham products, bologna, sausages, frankfurters and other smoked products;

•      Hamburgers, breaded meat products, kibe and meatballs;

•      Lasagnas, pizzas, cheese breads, pies and frozen vegetables;

•      Milk, dairy products and desserts;

•      Juices, soy milk and soy juices;

•      Margarine, sauces and mayonnaise; and

•      Soy meal and refined soy flour, as well as animal feed.

The Company's activities are segregated into 4 operating segments, being: domestic market, foreign market, food service and dairy products, as disclosed in note 5.

In the domestic market, the Company operates 29 meat processing plants, 11 dairy products processing plants, 3 margarine processing plants, 3 pasta processing plants, 1 dessert processing plant and 3 soybean crushing plant, all of them located near the Company’s raw material suppliers or the main consumer centers.

The Company has an advanced distribution system and uses 30 distribution centers (17 owned and 13 leased) to deliver its products to supermarkets, retail stores, wholesalers, restaurants and other institutional customers in the domestic market.

In the foreign market, the Company operates 6 meat processing plants, 1 margarine and oil processing plant, 1 sauces and mayonnaise processing plant, 1 pasta and pastries processing plant, 1 frozen vegetables processing plant, 1 cheese processing plant and 15 distribution centers (4 owned and 11 outsourced), besides subsidiaries or sales offices in the United Kingdom, Italy, Austria, Hungary, Japan, The Netherlands, Russia, Singapore, United Arab Emirates, Portugal, France, Germany, Turkey, China, Cayman Islands, South Africa, Nigeria, Venezuela, Uruguay and Chile.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

The Company exports its products to more than 140 countries.

BRF has a number of trademarks among which the most important are: Batavo, Claybon, Chester®, Elegê, Fazenda, Nabrasa, Perdigão, Perdix, Hot Pocket, Miss Daisy, Nuggets, Qualy, Sadia,  Speciale Sadia, Dánica and Paty, in addition to licensed trademarks such as Bob Esponja and  Trakinas.

The table below summarizes the direct and indirect ownership interests of the Company, as well as the activities of each subsidiary:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

1.1.       Interest in subsidiaries

Subsidiary		Main activity	Country	09.30.13	12.31.12
PSA Laboratório Veterinário Ltda.		Veterinary activities	Brazil	88.00%	88.00%
Sino dos Alpes Alimentos Ltda.	(a)	Industrialization and commercializations of products	Brazil	99.99%	99.99%
PDF Participações Ltda.		Holding	Brazil	1.00%	1.00%
Sino dos Alpes Alimentos Ltda.	(a)	Industrialization and commercializations of products	Brazil	0.01%	0.01%
Vip S.A. Emp. Part. Imobiliárias		Commercialization of owned real state	Brazil	100.00%	100.00%
Establecimiento Levino Zaccardi y Cia. S.A.		Industrialization and commercializations of dairy products	Argentina	1.74%	10.00%
Avipal S.A. Construtora e Incorporadora	(a)	Construction and real estate marketing	Brazil	100.00%	100.00%
Avipal Centro-oeste S.A.	(a)	Industrialization and commercializations of milk	Brazil	100.00%	100.00%
Establecimiento Levino Zaccardi y Cia. S.A.		Industrialization and commercializations of dairy products	Argentina	98.26%	90.00%
UP! Alimentos Ltda.	(b)	Industrialization and commercializations of products	Brazil	50.00%	50.00%
Perdigão Trading S.A.	(a)	Holding	Brazil	100.00%	100.00%
PSA Laboratório Veterinário Ltda.		Veterinary activities	Brazil	12.00%	12.00%
PDF Participações Ltda.		Holding	Brazil	99.00%	99.00%
BRF GmbH		Holding	Austria	100.00%	100.00%
Perdigão Europe Ltd.		Import and commercialization of products	Portugal	100.00%	100.00%
Perdigão International Ltd.		Import and commercialization of products	Cayman Island	100.00%	100.00%
BFF International Ltd.		Financial fundraising	Cayman Island	100.00%	100.00%
Highline International	(a)	Financial fundraising	Cayman Island	100.00%	100.00%
Plusfood Germany GmbH		Import and commercialization of products	Germany	100.00%	100.00%
Perdigão France SARL		Marketing and logistics services	France	100.00%	100.00%
Plusfood Holland B.V.		Administrative services	The Netherlands	100.00%	100.00%
Plusfood Groep B.V.	(h)	Holding	The Netherlands	-	100.00%
Plusfood B.V.		Industrialization, import and commercializations of products	The Netherlands	100.00%	100.00%
BRF Japan KK	(i)	Marketing and logistics services	Japan	100.00%	100.00%
BRF Brasil Foods PTE Ltd.		Marketing and logistics services	Singapore	100.00%	100.00%
Plusfood Hungary Trade and Service LLC		Import and commercialization of products	Hungary	100.00%	100.00%
Plusfood Iberia SL		Marketing and logistics services	Spain	100.00%	100.00%
Plusfood Italy SRL		Import and commercialization of products	Italy	67.00%	67.00%
Plusfood UK Ltd.		Import and commercialization of products	United Kingdom	100.00%	100.00%
Plusfood Wrexham		Industrialization, import and commercializations of products	United Kingdom	100.00%	100.00%
BRF Global GmbH	(d)	Holding and trading	Austria	100.00%	100.00%
Xamol Consultores Serviços Ltda.	(a)	Import and commercialization of products	Portugal	100.00%	100.00%
BRF Global Company Nigeria Ltd.	(j)	Marketing and logistics services	Nigeria	99.00%	-
BRF Brasil Foods África Ltd.		Import and commercialization of products	South Africa	100.00%	100.00%
BRF Global Company Nigeria Ltd.	(j)	Marketing and logistics services	Nigeria	1.00%	-
Sadia Chile S.A.		Import and commercialization of products	Chile	40.00%	40.00%
Rising Star Food Company Ltd.	(c)	Industralization, import and commercialization of products	China	50.00%	50.00%
Badi Ltd.		Import and commercialization of products	United Arab Emirates	100.00%	100.00%
Al-Wafi Al-Takamol Imp.		Import and commercialization of products	Saudi Arabia	75.00%	75.00%
Federal Foods Ltd.	(c) (f)	Import and commercialization of products	United Arab Emirates	49.00%	-
Al-Wafi Food Products Factory LLC	(e)	Industrialization and commercialization of products	United Arab Emirates	49.00%	-
Wellax Food Logistics C.P.A.S.U. Lda.		Import and commercialization of products	Portugal	100.00%	100.00%
Qualy 5201 B.V.	(d)	Import and commercialization of products	The Netherlands	100.00%	100.00%
BRF Foods LLC		Import and commercialization of products	Russia	90.00%	90.00%
Sadia Foods GmbH	(a)	Import and commercialization of products	Germany	100.00%	100.00%
BRF Foods LLC		Import and commercialization of products	Russia	10.00%	10.00%
Quickfood S.A.		Industrialization and commercialization of products	Argentina	90.05%	90.05%
Sadia International Ltd.		Import and commercialization of products	Cayman Island	100.00%	100.00%
Sadia Uruguay S.A.		Import and commercialization of products	Uruguay	100.00%	100.00%
Sadia Alimentos S.A.		Import and export of products	Argentina	0.02%	0.02%
Sadia Chile S.A.		Import and commercialization of products	Chile	60.00%	60.00%
Sadia U.K. Ltd.	(a)	Import and commercialization of products	United Kingdom	100.00%	100.00%
Sadia Overseas Ltd.		Financial fundraising	Cayman Island	100.00%	100.00%
K&S Alimentos S.A.	(b)	Industrialization and commercialization of products	Brazil	49.00%	49.00%
Sadia Alimentos S.A.		Import and export of products	Argentina	99.98%	99.98%
Avex S.A.		Industrialization and commercialization of products	Argentina	99.46%	99.46%
Flora Dánica S.A.		Industrialization and commercialization of products	Argentina	95.00%	95.00%
GB Dan S.A.		Industrialization and commercialization of products	Argentina	5.00%	5.00%
Flora San Luis S.A.		Industrialization and commercialization of products	Argentina	95.00%	95.00%
Flora Dánica S.A.		Industrialization and commercialization of products	Argentina	5.00%	5.00%
GB Dan S.A.		Industrialization and commercialization of products	Argentina	95.00%	95.00%
Flora San Luis S.A.		Industrialization and commercialization of products	Argentina	5.00%	5.00%
BRF - Suínos do Sul Ltda.		Participation in other companies	Brazil	99.00%	99.00%
Nutrifont Alimentos S.A.	(c) (e)	Industrialization and commercialization of products	Brazil	50.00%	50.00%
Sadia GmbH	(g)	Holding	Germany	-	100.00%

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

(a)     Dormant subsidiaries.

(b)     Affiliated company.

(c)     Joint venture

(d)    The wholly-owned subsidiary BRF Global GmbH, previously denominated Acheron Beteiligung-sverwaltung GmbH, started to operate as a trading in the European market as from May 1, 2013. In addition, it owns 101 direct subsidiaries in Madeira Island, Portugal, which, as of September 30, 2013, total interest amounts to R$4,674 (R$2,169 as of December 31, 2012). The wholly-owned subsidiary Qualy 5201 B.V. owns 213 subsidiaries in The Netherlands, which as of September 30, 2013, the total interest amounts to R$9,266 (R$10,597 net capital deficiency as of December 31, 2012). The purpose of these subsidiaries is to operate in the European market to increase the Company’s market share, which is regulated by a system of poultry and turkey import quotas.

(e)     Company in pre-operational phase.

(f)      The BRF acquired 49% of the share interest equity with the rights to 60% of dividends as permitted by Federal Law. Nº 8/1984, in force in the United Arab Emirates and according to the shareholders' agreement.

(g)    Company incorporated by BRF GmbH on March 31, 2013.

(h)     Company extinguished on June 20, 2013.

(i)      Change in the company’s name from BRF Brasil Foods Japan KK to BRF Japan KK on September 1, 2013.

(j)      Establishment of wholy-owned subsidiary on July 11, 2013.

1.2.     Seasonality

The Company does not operate with any significant seasonality through the fiscal year. In general, during the fourth quarter the demand in the domestic market is slightly stronger than in the other quarters, mainly due to the year-end holiday season such as Christmas and New Years Eve. Our bestselling products are: turkey, Chester® and ham.

2.            MANAGEMENT’S STATEMENT AND BASIS OF PREPARATION AND PRESENTATION OF QUARTERLY FINANCIAL INFORMATION

The Company’s consolidated quarterly financial information is prepared in accordance with the accounting practices adopted in Brazil which comprise the rules issued by the Brazilian Securities Commission (“CVM”) and the pronouncements and interpretations of the Brazilian Accounting Pronouncements Committee (“CPC”), which are in conformity with the International Financial Reporting Standards (“IFRS”) issued by the International Accounting Standards Board (“IASB”).

The Company’s individual quarterly financial information has been prepared in accordance with the accounting practices adopted in Brazil and for presentation purposes, is identified as “BR GAAP”. Such information differs from IFRS in relation to the evaluation of investments in subsidiaries, affiliates and joint ventures, which were measured and recorded based on the equity pick-up accounting method rather than at cost or fair value, as required by IFRS.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

The Company’s individual and consolidated quarterly financial information are expressed in thousands of Brazilian Reais (“R$”), as well as the amounts of other currencies disclosed in the quarterly financial information, when applicable, were also expressed in thousands.

The preparation of the Company’s quarterly financial information requires Management to make judgments, use estimates and adopt assumptions that affect the reported amounts of revenues, expenses, assets and liabilities, as well as the disclosures of contingent liabilities as of the date of these quarterly financial information.

The settlement of the transactions involving such estimates can result in amounts significantly different from those recorded in the quarterly financial information due to the lack of precision inherent to the estimation process. The Company reviews its judgments, estimates and assumptions on a quarterly basis.

The individual and consolidated quarterly financial information were prepared based on the historical cost except for the following material items:

(i)     derivative financial instruments measured at fair value;

(ii)    non-derivative financial instruments measured at fair value through the statement of income;

(iii)  available for sale financial assets measured at fair value; and

(iv)  share-based payments measured at fair value.

3.            SUMMARY OF ACCOUNTING PRACTICES

The quarterly financial information was prepared according to CVM Deliberation No. 673/11, which establishes the minimum content of interim financial statements and the principles for measurement and recognition of a full or condensed set of financial statements for an interim period.

The interim financial statements, in this case denominated as quarterly financial information, aims to provide updated information based on the last annual financial statements disclosed. Therefore, the quarterly financial information is focused on new activities, events and circumstances and do not duplicate the information previously disclosed, except in the case where Management judged that the maintenance of the information was relevant.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

The current quarterly financial information was consistently prepared based on the accounting policies and estimates calculation methodology adopted in the preparation of the annual financial statements for the year ended December 31, 2012 (note 3).

There were no changes of any nature related to such policies and estimates calculation methodology.  As allowed by CVM Deliberation No. 673/11, Management decided not to disclose again the details of the accounting policies adopted by the Company. Hence, the quarterly financial information should be read in conjunction with the annual financial statements for the year ended December 31, 2012, in order to allow the users of this financial information to further understand the Company’s capacity of profit and future cash flows generation as well as its financial conditions and liquidity.

The exchange rates effective at the date of these quarterly financial information were as follows:

Final rate	09.30.13	12.31.12
U.S. Dollar (US$)	2.2300	2.0435
Euro (€)	3.0181	2.6954
Pound Sterling (£)	3.6077	3.3031
Argentine Peso (AR$)	0.3851	0.4160

Average rates
U.S. Dollar (US$)	2.1180	1.9546
Euro (€)	2.7904	2.5114
Pound Sterling (£)	3.2747	3.0989
Argentine Peso (AR$)	0.4010	0.4295

4.            FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

4.1.       Overview

In the normal course of its business, the Company is exposed to market risks related mainly to the fluctuation of interest rates, variation of foreign exchange rates and changes in the commodities prices.

The Company utilizes hedging instruments to mitigate its exposure to these risks, based on a Risk Policy under the management of the Financial Risk Management Committee, Board of Executive Officers and Board of Directors. Such policy includes the monitoring of the levels of exposure to each market risk and its measurement is performed based on the accounting exposure and forecast of future cash flows. The monitoring, evaluation and approval processes of risk management were properly disclosed in

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

details in the financial statements for the year ended December 31, 2012 and has not changed during the nine month period ended September 30, 2013.

4.2.       Breakdown of the balances of exposure in foreign currency

The assets and liabilities denominated in foreign currency are as follows:

	BR GAAP and IFRS
		Consolidated
	30.09.13	31.12.12
	Total Exposure
Cash and cash equivalents and marketable securities	2,112,606	1,502,407
Trade accounts receivable	1,416,135	1,606,544
Accounts receivable from subsidiaries	143,851	-
Restricted cash	10,123	9,137
Future dollar agreements	602,100	204,350
Inventories	171,380	543,030
Forward contracts (NDF)	133,800	-
Exchange rate contracts (Swap)	(23,027)	(31,652)
Loans and financing	(5,862,961)	(5,628,401)
Bonds designated as cash-flow hedge	669,000	306,525
Exports pre-payment designated as cash-flow hedge	669,000	815,778
Trade accounts payable	(492,248)	(479,730)
Other assets and liabilities, net	479,718	310,829
	29,477	(841,183)

Foreign exchange exposure in US$	13,218	(411,638)

Foreign exchange exposure impacting the income (in US$)	(80,418)	(684,448)
Foreign exchange exposure impacting the shareholders' equity	93,636	272,810

Foreign exchange exposure in US$	13,218	(411,638)

The total net foreign exchange exposure in the Company's consolidated financial statements as of September 30, 2013, corresponds to an asset of US$13,218. As a result of the effects of the functional currency, net foreign exchange exposure is composed as follows: (i) a liability amounting to US$80.416 with the corresponding effects from exchange rate variation recognized in the statement of income and (ii) an asset amounting to US$ 93,636 with the corresponding effects from exchange rate variation recognized in the shareholders´ equity. As of September 30, 2013, the total foreign exchange exposure is within the limit established by the Risk Policy.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

4.3.       Breakdown of the balances of derivative financial instruments

The positions of outstanding derivatives are as follows:

						BR GAAP
						Parent company
							09.30.13
					Reference value	Market value
Instrument	Hedge object	Maturity	Receivable	Payable	(notional)	(1)	Note
Financial instruments designated as hedge accounting
NDF	Exchange rate	From 10/2013 to 06/2014	R$ (7.24% fixed)	US$	925,083	(45,663)	4.3.1
NDF	Exchange rate	From 10/2013 to 07/2014	R$ (7.76% fixed)	EUR	349,496	(16,141)	4.3.1
NDF	Exchange rate	From 10/2013 to 07/2014	R$ (7.34% fixed)	GBP	127,352	(8,323)	4.3.1
Swap	Exchange rate	03/2014 and 05/2018	R$ (8.99% fixed)	US$ + 1.59%	572,990	(158,353)	4.3.2
Swap	Exchange rate	From 10/2013 to 12/2013	US$ + LIBOR 3M + 3.83%	R$ (97.50% of CDI) (3)	74,334	(158)	4.3.2
Swap	Interest rate	06/2018	US$ + LIBOR 3M + 2.60%	US$ + 5.47%	223,000	(15,626)	4.3.2
Swap	Interest rate	01/2018	US$ + LIBOR 6M + 2.82%	US$ + 5.86%	223,000	(17,321)	4.3.2
Fixed exchange rate	Exchange rate	From 01/2014 to 05/2014	R$ (8.40% fixed)	US$	245,300	(371)	4.3.3
Options	Exchange rate	From 10/2013 to 01/2014	R$	US$	401,400	6,351	4.3.4
					3,141,955	(255,605)	20
Financial instruments not designated as hedge accounting
NDF	Exchange rate	From 11/2013 to 12/2013	US$	R$ (4.97% fixed)	133,800	(4,282)
Swap	Exchange rate	Up to 03/2015	R$ (8.41% fixed)	US$ (0.20%)	23,027	(6,177)
Options	Live cattle	From 10/2013 to 06/2014	R$	R$	46,390	(946)
NDF	Live cattle	Up to 01/2014	R$	R$	3,296	(243)
Future contract	Exchange rate	Up to 11/2013	US$	R$	602,100	(10,096)
Future contract	Live cattle	Up to 06/2014	R$	R$	120,511	526
					929,124	(21,218)	20
					4,071,079	(276,823)

						BR GAAP
						Parent company
						12.31.12
					Reference value	Market value
Instrument	Hedge object	Maturity	Receivable	Payable	(notional)	(1)
Financial instruments designated as hedge accounting
NDF	Exchange rate	From 01/2013 to 11/2013	R$ (6.53% fixed)	US$	2,057,805	(20,044)
NDF	Exchange rate	From 01/2013 to 11/2013	R$ (7.13% fixed)	EUR	530,994	(11,268)
NDF	Exchange rate	From 01/2013 to 11/2013	R$ (6.22% fixed)	GBP	176,386	(6,425)
Fixed exchange rate	Exchange rate	From 01/2013 to 04/2013	R$ (7.66% fixed)	US$	132,828	2,080
Swap	Exchange rate	Up to 03/2014	R$ (9.75% fixed)	US$ + 1.58%	408,700	(76,934)
Swap	Exchange rate	Up to 07/2013	US$ + 7.00%	R$ (76.00% of CDI)	56,112	2,119
Swap	Exchange rate	From 01/2013 to 12/2013	US$ + LIBOR 3M + 3.83%	R$ (97.50% of CDI)	330,750	(2,165)
Swap	Interest rate	From 01/2013 to 06/2018	US$ + LIBOR 3M + 2.60%	US$ + 5.47%	204,350	(21,661)
Swap	Interest rate	From 01/2013 to 02/2019	US$ + LIBOR 6M + 1.96%	US$ + 5.23%	319,662	(25,091)
					4,217,587	(159,389)
Financial instruments not designated as hedge accounting
Swap	Exchange rate	Up to 03/2015	R$ (8.41% fixed)	US$ (0.20%)	31,652	(5,609)
Options	Live cattle	From 01/2013 to 07/2013	R$	R$	28,784	10
NDF	Live cattle	Up to 01/2013	R$	R$	854	57
Future contract	Exchange rate	Up to 02/2013	US$	R$	204,350	(782)
Future contract	Live cattle	Up to 10/2013	R$	R$	20,309	(7)
					285,949	(6,331)
					4,503,536	(165,720)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

						BR GAAP and IFRS
						Consolidated
							09.30.13
					Reference value	Market value
Instrument	Hedge object	Maturity	Receivable	Payable	(notional)	(1)	Note
Financial instruments designated as hedge accounting
NDF	Exchange rate	From 10/2013 to 06/2014	R$ (7.24% fixed)	US$	925,083	(45,663)	4.3.1
NDF	Exchange rate	From 10/2013 to 07/2014	R$ (7.76% fixed)	EUR	349,496	(16,141)	4.3.1
NDF	Exchange rate	From 10/2013 to 07/2014	R$ (7.34% fixed)	GBP	127,352	(8,323)	4.3.1
Swap	Exchange rate	03/2014 and 05/2018	R$ (8.99% fixed)	US$ + 1.59%	572,990	(158,353)	4.3.2
Swap	Exchange rate	From 04/2013 to 12/2013	US$ + LIBOR 3M + 3.83%	R$ (97.50% of CDI)	74,334	(158)	4.3.2
Swap	Interest rate	06/2018	US$ + LIBOR 3M + 2.60%	US$ + 5.47%	223,000	(15,626)	4.3.2
Swap	Interest rate	01/2018	US$ + LIBOR 6M + 2.82%	US$ + 5.86%	669,000	(55,155)	4.3.2
Fixed exchange rate	Exchange rate	From 01/2014 to 05/2015	R$ (8.40% fixed)	US$	245,300	(371)	4.3.3
Options	Exchange rate	From 10/2013 to 01/2014	R$	US$	401,400	6,351	4.3.4
					3,587,955	(293,439)	20
Financial instruments not designated as hedge accounting
NDF	Exchange rate	From 11/2013 to 12/2013	US$	R$ (4.97% fixed)	133,800	(4,282)
NDF	Exchange rate	Up to 12/2013	US$ (0.36% fixed)	EUR	452,715	(1,200)
NDF	Exchange rate	Up to 12/2013	US$ (2.15% fixed)	GBP	54,116	(602)
Swap	Exchange rate	Up to 03/2015	R$ (8.41% fixed)	US$ (0.20%)	23,027	(6,177)
Options	Live cattle	From 10/2013 to 06/2014	R$	R$	46,390	(946)
NDF	Live cattle	Up to 01/2014	R$	R$	3,296	(243)
Future contract	Exchange rate	Up to 11/2013	US$	R$	602,100	(10,096)
Future contract	Live cattle	Up to 06/2014	R$	R$	120,511	526
					1,435,955	(23,020)	20
					5,023,910	(316,459)

					BR GAAP and IFRS
						Consolidated
						12.31.12
					Reference value	Market value
Instrument	Hedge object	Maturity	Receivable	Payable	(notional)	(1)
Financial instruments designated as hedge accounting
NDF	Exchange rate	From 01/2013 to 11/2013	R$ (6.53% fixed)	US$	2,057,804	(20,044)
NDF	Exchange rate	From 01/2013 to 11/2013	R$ (7.13% fixed)	EUR	530,994	(11,268)
NDF	Exchange rate	From 01/2013 to 11/2013	R$ (6.22% fixed)	GBP	176,385	(6,425)
Fixed exchange rate	Exchange rate	From 01/2013 to 04/2013	R$ (7.66% fixed)	US$	132,828	2,080
Swap	Exchange rate	Up to 03/2014	R$ (9.75% fixed)	US$ + 1.58%	408,700	(76,934)
Swap	Exchange rate	Up to 07/2013	US$ + 7.00%	R$ (76.00% of CDI)	56,112	2,119
Swap	Exchange rate	From 01/2013 to 12/2013	US$ + LIBOR 3M + 3.83%	R$ (97.50% of CDI)	330,750	(2,165)
Swap	Interest rate	From 01/2013 to 06/2018	US$ + LIBOR 3M + 2.48%	US$ + 4.27%	408,700	(23,033)
Swap	Interest rate	From 01/2013 to 02/2019	US$ + LIBOR 6M + 2.37%	US$ + 5.60%	728,362	(78,615)
					4,830,635	(214,285)
Financial instruments not designated as hedge accounting
NDF	Exchange rate	Up to 03/2013	US$ (0.28% fixed)	EUR	134,770	396
Swap	Exchange rate	Up to 03/2015	R$ (8.41% fixed)	US$ (0.20%)	31,652	(5,609)
Options	Live cattle	From 01/2013 to 07/2013	R$	R$	28,784	10
NDF	Live cattle	Up to 01/2013	R$	R$	854	57
Future contract	Exchange rate	Up to 02/2013	US$	R$	204,350	(782)
Future contract	Live cattle	Up to 10/2013	R$	R$	20,309	(7)
					420,719	(5,935)
					5,251,354	(220,220)

(1)    The market value determination method used by the Company consists of calculating the future value based on the contracted conditions and determining the present value based on market curves, extracted from the database of Bloomberg and BM&F.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

4.3.1.   Non-deliverable forwards – NDF

The position of non-deliverable forwards designated as hedge accounting is set forth below:

														BR GAAP and IFRS
													Parent company and Consolidated
															09.30.13
NDF	R$ x US$					R$ x EUR					R$ x GBP
Maturities	Curve	MTM	Notional (US$)	Notional (R$)	Average US$	Curve	MTM	Notional (EUR)	Notional (R$)	Average EUR	Curve	MTM	Notional(GBP)	Notional (R$)	Average GBP
October 2013	(9,611)	(9,450)	99,836	222,633	2.1369	(2,514)	(2,420)	17,000	51,308	2.8764	(868)	(862)	4,800	17,317	3.4326
November 2013	(14,339)	(13,646)	110,000	245,300	2.1166	(1,945)	(1,813)	14,000	42,253	2.9027	(417)	(379)	4,500	16,235	3.5427
December 2013	(14,039)	(13,481)	90,000	200,700	2.1025	(2,320)	(2,265)	13,000	39,235	2.8718	(1,046)	(1,006)	4,000	14,431	3.3934
January 2014	-	-	-	-	-	(2,525)	(2,394)	13,000	39,235	2.8830	(1,369)	(1,355)	4,000	14,431	3.3259
February 2014	-	-	-	-	-	(2,608)	(2,566)	12,000	36,217	2.8740	(1,537)	(1,540)	3,500	12,627	3.2433
March 2014	-	-	-	-	-	(1,739)	(1,594)	10,300	31,086	2.9541	(1,149)	(1,102)	3,500	12,627	3.3944
April 2014	(7,451)	(7,423)	45,000	100,350	2.1418	(2,364)	(2,315)	9,500	28,672	2.8759	(1,018)	(1,010)	3,000	10,823	3.3862
May 2014	(2,655)	(2,977)	50,000	111,500	2.2665	(1,300)	(1,128)	9,000	27,163	3.0229	(704)	(661)	3,000	10,823	3.5301
June 2014	1,211	1,314	20,000	44,600	2.4166	(464)	(244)	11,000	33,199	3.1560	(453)	(363)	3,000	10,823	3.6623
July 2014	-	-	-	-	-	441	598	7,000	21,128	3.2917	(107)	(45)	2,000	7,215	3.7921
	(46,884)	(45,663)	414,836	925,083	2.1537	(17,338)	(16,141)	115,800	349,496	2.9495	(8,668)	(8,323)	35,300	127,352	3.4518

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

4.3.2.   Interest rate and currency swap

The positions of interest rate and currency swap are set forth below:

						BR GAAP
						Parent company
						09.30.13
Assets	Liabilities			Maturity	Balance
(Hedged object)	(Protected risk)	Notional (R$)	Notional (US$)	date	(Contract curve)	Balance (MTM)
LIBOR 6M + 2.82% p.a.	5.86% p.a.	223,000	100,000	01.22.18	(573)	(17,321)
LIBOR 3M + 2.60% p.a.	5.47% p.a.	223,000	100,000	06.18.18	(340)	(15,626)
		446,000	200,000		(913)	(32,947)
LIBOR 3M + 2.50% p.a.	92.50% of CDI	24,778	11,111	10.01.13	(117)	85
LIBOR 3M + 4.50% p.a.	100.00% of CDI	49,556	22,222	12.23.13	(21)	(243)
		74,334	33,333		(138)	(158)
R$ + 9.80%	US$ + 1.71%	65,440	40,000	03.17.14	(23,581)	(23,595)
R$ + 9.70%	US$ + 1.53%	47,910	30,000	03.17.14	(18,857)	(18,859)
R$ + 9.70%	US$ + 1.45%	112,080	70,000	03.17.14	(43,704)	(43,688)
R$ + 9.80%	US$ + 1.68%	48,600	30,000	03.17.14	(18,167)	(18,172)
R$ + 9.80%	US$ + 1.65%	48,960	30,000	03.17.14	(17,805)	(17,808)
R$ + 7.75%	US$ + 1.65%	250,000	123,280	05.22.18	(19,639)	(36,231)
		572,990	323,280		(141,753)	(158,353)
		1,093,324	556,613		(142,804)	(191,458)

					BR GAAP and IFRS
						Consolidated
						09.30.13
Assets	Liabilities			Maturity	Balance
(Hedged object)	(Protected risk)	Notional (R$)	Notional (US$)	date	(Contract curve)	Balance (MTM)
LIBOR 6M + 2.82% p.a.	5.86% p.a.	223,000	100,000	01.22.18	(573)	(17,321)
LIBOR 3M + 2.60% p.a.	5.47% p.a.	223,000	100,000	06.18.18	(340)	(15,626)
LIBOR 6M + 2.70% p.a.	5.90% p.a.	223,000	100,000	02.01.19	(487)	(19,027)
LIBOR 6M + 2.70% p.a.	5.88% p.a.	223,000	100,000	02.01.19	(483)	(18,807)
		892,000	400,000		(1,883)	(70,781)
LIBOR 3M + 2.50% p.a.	92.50% of CDI	24,778	11,111	10.01.13	(117)	85
LIBOR 3M + 4.50% p.a.	100.00% of CDI	49,556	22,222	12.23.13	(21)	(243)
		74,334	33,333		(138)	(158)
R$ + 9.80%	US$ + 1.71%	65,440	40,000	03.17.14	(23,581)	(23,595)
R$ + 9.70%	US$ + 1.53%	47,910	30,000	03.17.14	(18,857)	(18,859)
R$ + 9.70%	US$ + 1.45%	112,080	70,000	03.17.14	(43,704)	(43,688)
R$ + 9.80%	US$ + 1.68%	48,600	30,000	03.17.14	(18,167)	(18,172)
R$ + 9.80%	US$ + 1.65%	48,960	30,000	03.17.14	(17,805)	(17,808)
R$ + 7.75%	US$ + 1.60%	250,000	123,280	05.22.18	(19,639)	(36,231)
		572,990	323,280		(141,753)	(158,353)
		1,539,324	756,613		(143,774)	(229,292)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

4.3.3.   Fixed exchange rate

The position of fixed exchange rate is set forth below:

				BR GAAP and IFRS
				Parent company and Consolidated
					09.30.13
					R$ x US$
Maturities	Curve	MTM	Notional (US$)	Notional (R$)	Average US$
January 2014	(426)	(264)	15,000	33,450	2.2538
February 2014	394	437	5,000	11,150	2.3776
March 2014	(1,368)	(1,344)	10,000	22,300	2.1609
April 2014	(2,872)	(2,890)	20,000	44,600	2.1653
May 2014	(572)	(460)	20,000	44,600	2.3067
June 2014	1,332	1,479	20,000	44,600	2.4252
July 2014	2,461	2,671	20,000	44,600	2.5067
	(1,051)	(371)	110,000	245,300	2.3217

4.3.4.   Options

The Company designates only variation in the intrinsic value of its options as a hedge instrument (hedge accounting), recognizing the time value of the premium in the financial result. If the hedge is not effective and the option is not exercised due to devaluation of the Brazilian Real, the losses related to the options will be registered as financial expenses in the statement of income.

The Company has designated as hedge accounting transactions involving options denominated collar where there is a purchase of a put option ("PUT") and a sale of a call option ("CALL").

When the quote of any of the options is not available in an active market, the fair value will be based on an option pricing model (Black-Scholes or Binomial).

					BR GAAP and IFRS
				Parent company and Consolidated
					09.30.13
					R$ x US$
Type	Maturities	MTM	Notional (US$)	Notional (R$)	US$ Average
Put (Purchase)	From 10.2013 to 01.2014	7,351	90,000	200,700	2.3119
Call (Sale)	From 10.2013 to 01.2014	(1,000)	90,000	200,700	2.3907
		6,351	180,000	401,400	2.3513

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

4.4.       Breakdown of the balances of non-derivative financial instruments

4.4.1.   Exports pre-payments – PPEs

The position of the PPEs is set forth below:

					BR GAAP and IFRS
				Parent company and Consolidated
Reference	Hedge				Notional
date	instrument	Hedge object	Type of risk hedged	Maturities	(US$)	MTM
09.30.13	PPE	Foreign Market Sales	US$ (E.R.)	From 02.2017 to 02.2019	300,000	669,000
12.31.12	PPE	Foreign Market Sales	US$ (E.R.)	From 10.2013 to 02.2019	399,206	815,778

The unrealized gains and losses from PPEs designated as hedge accounting, recorded in the shareholders’ equity are represented by a loss of R$89,179, net of income tax of R$45,941 (loss of R$66,527 net of income tax of R$34,271 as of December 31, 2012).

4.4.2.   Senior Unsecured Notes – Bonds

The position of the bonds designated as hedge accounting is set forth below:

						BR GAAP and IFRS
					Parent company and Consolidated
Reference					Notional
date	Hedge Instrument	Hedge object	Type of risk hedged	Maturities	(US$)	MTM

09.30.13	BRF SA BRFSBZ5	Foreign Market Sales	US$ (E.R.)	06.2022	150,000	334,500
09.30.13	BRF SA BRFSBZ3	Foreign Market Sales	US$ (E.R.)	05.2023	150,000	334,500
12.31.12	BRF SA BRFSBZ5	Foreign Market Sales	US$ (E.R.)	06.2022	150,000	306,525

The unrealized gains and losses from bonds designated as hedge accounting, recorded in the shareholders’ equity are represented by a loss of R$39,600, net of income tax of R$20,400 (loss of R$2,198 net of income tax of R$1,132 as of December 31, 2012).

4.5.       Gains and losses from derivative and non-derivative financial instruments designated as hedge accounting

The unrealized gains and losses from derivative financial instruments designated as hedge accounting are recognized in the shareholders’ equity and when realized are recorded as financial income or expense, as set forth below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

				BR GAAP
				Parent company
	Shareholders' equity		Statement of income
	09.30.13	12.31.12	09.30.13	09.30.12
Derivatives for the purpose of protection
Foreign exchange risks	(144,203)	(40,746)	(78,455)	(70,226)
Interest rate risk	(32,034)	(43,465)	(913)	(5,541)
	(176,237)	(84,211)	(79,368)	(75,767)
Non derivatives for the purpose of protection
Foreign exchange risks	(195,120)	(104,128)	-	-
	(195,120)	(104,128)	-	-
Derivatives for the purpose of financial results
Foreign exchange risks	-	-	(20,555)	(7,653)
Market risk of live cattle	-	-	(663)	837
	-	-	(21,218)	(6,816)
	(371,357)	(188,339)	(100,586)	(82,583)
Rollforward	(183,018)	5,063
Income taxes	62,226	(1,722)
OCI recognized by subsidiaries	14,724	(11,940)
Impact on other comprehensive income	(106,068)	(8,599)

			BR GAAP and IFRS
				Consolidated
	Shareholders' equity		Statement of income
	09.30.13	12.31.12	09.30.13	09.30.12
Derivatives for the purpose of protection
Foreign exchange risks	(144,203)	(40,746)	(78,455)	(70,226)
Interest rate risk	(68,898)	(95,053)	(1,883)	(6,249)
	(213,101)	(135,799)	(80,338)	(76,475)
Non derivatives for the purpose of protection
Foreign exchange risks	(195,120)	(104,128)	-	-
	(195,120)	(104,128)	-	-
Derivatives for the purpose of financial results
Foreign exchange risks	-	-	(22,357)	(7,732)
Market risk of live cattle	-	-	(663)	837
	-	-	(23,020)	(6,895)
	(408,221)	(239,927)	(103,358)	(83,370)
Rollforward	(168,294)	(6,877)
Income taxes	62,226	(1,722)
Impact on other comprehensive income	(106,068)	(8,599)

The gains and losses from derivative financial instruments designated as hedge accounting, recorded in the shareholders’ equity, are represented by a loss of R$116,317 in the parent company and a loss of R$153,181 in the consolidated net of income tax of R$59,920 in the parent company and consolidated (loss of R$55,579 in the parent company and loss of R$107,167 in the consolidated net of income tax of R$28,632 as of December 31, 2012).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

4.6.       Breakdown by category of the balances of financial instruments – except derivatives

						BR GAAP
						Parent company
						09.30.13
	Loans and	Available for	Trading	Held to	Financial
	receivables	sale	securities	maturity	liabilities	Total
Assets
Amortized cost
Marketable securities	-	-	-	54,724	-	54,724
Restricted cash	-	-	-	93,933	-	93,933
Trade accounts receivable	2,724,282	-	-	-	-	2,724,282
Credit notes	312,123	-	-	-	-	312,123
Other receivables	348,575	-	-	-	-	348,575
Fair value
Marketable securities	-	657	192,128	-	-	192,785

Liabilities
Amortized cost
Trade accounts payable	-	-	-	-	(3,172,956)	(3,172,956)
Loans and financing
Local currency	-	-	-	-	(3,950,130)	(3,950,130)
Foreign currency	-	-	-	-	(3,456,308)	(3,456,308)
Capital lease	-	-	-	-	(156,890)	(156,890)
	3,384,980	657	192,128	148,657	(10,736,284)	(7,009,862)

						BR GAAP
						Parent company
						12.31.12
	Loans and	Available for	Trading		Financial
	receivables	sale	securities	Held to maturity	liabilities	Total
Assets
Amortized cost
Marketable securities	-	-	-	51,752	-	51,752
Restricted cash	-	-	-	83,877	-	83,877
Trade accounts receivable	3,008,799	-	-	-	-	3,008,799
Credit notes	109,431	-	-	-	-	109,431
Other receivables	407,594	-	-	-	-	407,594
Fair value
Marketable securities	-	658	268,375	-	-	269,033

Liabilities
Amortized cost
Trade accounts payable	-	-	-	-	(3,135,464)	(3,135,464)
Loans and financing
Local currency	-	-	-	-	(3,889,920)	(3,889,920)
Foreign currency	-	-	-	-	(2,815,029)	(2,815,029)
Capital lease	-	-	-	-	(70,493)	(70,493)
	3,525,824	658	268,375	135,629	(9,910,906)	(5,980,420)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

					BR GAAP and IFRS
						Consolidated
						09.30.13
	Loans and	Available for	Trading	Held to	Financial
	receivables	sale	securities	maturity	liabilities	Total
Assets
Amortized cost
Marketable securities	-	-	-	79,512	-	79,512
Restricted cash	-	-	-	104,056	-	104,056
Trade accounts receivable	2,774,147	-	-	-	-	2,774,147
Credit notes	428,663	-	-	-	-	428,663
Other receivables	348,575	-	-	-	-	348,575
Fair value
Marketable securities	-	271,564	203,667	-	-	475,231
Liabilities
Amortized cost
Trade accounts payable	-	-	-	-	(3,450,730)	(3,450,730)
Loans and financing
Local currency	-	-	-	-	(3,950,133)	(3,950,133)
Foreign currency	-	-	-	-	(5,862,961)	(5,862,961)
Capital lease	-	-	-	-	(158,726)	(158,726)
	3,551,385	271,564	203,667	183,568	(13,422,550)	(9,212,366)

					BR GAAP and IFRS
						Consolidated
						12.31.12
	Loans and	Available for	Trading		Financial
	receivables	sale	securities Held to maturity		liabilities	Total
Assets
Amortized cost
Marketable securities	-	-	-	142,611	-	142,611
Restricted cash	-	-	-	93,014	-	93,014
Trade accounts receivable	3,142,326	-	-	-	-	3,142,326
Credit notes	229,724	-	-	-	-	229,724
Other receivables	407,594	-	-	-	-	407,594
Fair value
Marketable securities	-	273,062	280,693	-	-	553,755

Liabilities
Amortized cost
Trade accounts payable	-	-	-	-	(3,381,246)	(3,381,246)
Loans and financing
Local currency	-	-	-	-	(3,889,920)	(3,889,920)
Foreign currency	-	-	-	-	(5,628,401)	(5,628,401)
Capital lease	-	-	-	-	(70,493)	(70,493)
	3,779,644	273,062	280,693	235,625	(12,970,060)	(8,401,036)

4.7.       Determination of the fair value of financial instruments

The Company discloses its financial assets and liabilities at fair value, based on the appropriate accounting pronouncements, which refers to concepts of valuation and practices, and requires certain disclosures on the fair value.

Particularly related to the disclosure, the Company applies the hierarchy requirements set out in CVM Deliberation No. 604/09.

Management concluded that balances of cash and cash equivalents, trade accounts receivable and trade accounts payable approximate to their fair value due to the short-term cycle of these operations.

The book value of financing and loans in the quarterly financial information approximates to the fair value due to the fact that the major portion of the total gross debt bears interest based on the variation of Long Term Interest Rate (“TJLP”), London Interbank Offered Rate (“LIBOR”) and CDI, except the capital markets transactions (Bond). On September 30, 2013, the fair value adjustment for the Bond (“BRFSBZ”) is represented by a negative impact of R$16,129, which is composed by an increase of R$54,142 attributable to Sadia’s Bonds (“Sadia Overseas BRFSBZ6”), an increase of R$143,838 attributable to BFF’s Notes (“Sadia Overseas BRFBZ7”), an increase of R$15,053 attributable to BRF’s Notes (“BRF SA BRFSBZ5”) and a reduction of R$229,162 attributable to BRF’S Notes (“BRF SA BRFSBZ3 and BRFSBZ7”). This impact was measured only for disclosure purposes, not being recorded in the quarterly financial information.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

4.7.1.   Comparison between book value and fair value of financial instruments

On September 30, 2013, the Company evaluated the book value and the fair value of financial instruments and determine that the book value is equivalent to the fair value, except for the items presented bellow.

					BR GAAP
				Parent company
			09.30.13		12.31.12
		Book	Fair	Book	Fair
	Maturity	value	value	value	value
BRF bonds
BRF SA BRFSBZ5	2022	(1,695,926)	(1,710,979)	(1,531,036)	(1,676,635)
BRF SA BRFSBZ3	2023	(1,026,459)	(894,332)	-	-
BRF SA BRFSBZ7	2018	(509,871)	(412,836)	-	-
		(3,232,256)	(3,018,147)	(1,531,036)	(1,676,635)

				BR GAAP and IFRS
					Consolidated
			09.30.13		12.31.12
		Book	Fair	Book	Fair
	Maturity	value	value	value	value
Marketable securities
Held to maturity		79,512	79,663	-	-
		79,512	79,663	-	-
BRF bonds
BRF SA BRFSBZ5	2022	(1,695,926)	(1,710,979)	(1,531,036)	(1,676,635)
BRF SA BRFSBZ3	2023	(1,026,459)	(894,332)	-	-
BRF SA BRFSBZ7	2018	(509,871)	(412,836)	-	-
BFF bonds
Sadia Overseas BRFSBZ7	2020	(1,403,439)	(1,547,277)	(1,561,993)	(1,857,023)
Sadia bonds
Sadia Overseas BRFSBZ6	2017	(504,044)	(558,186)	(514,387)	(594,850)
		(5,139,739)	(5,123,610)	(3,607,416)	(4,128,508)

4.7.2.   Fair value valuation hierarchy

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

The table below shows the overall classification of financial assets and liabilities according to the valuation hierarchy.

				BR GAAP
				Parent company
				09.30.13
	Level 1	Level 2	Level 3	Total
Assets
Financial assets
Available for sale
Stocks	657	-	-	657
Held for trading
Bank deposit certificates	-	125,883	-	125,883
Financial treasury bills	66,245	-	-	66,245
Other financial assets
Derivatives designed as hedge	-	14,455	-	14,455
Derivatives not designated as hedge	-	534	-	534
	66,902	140,872	-	207,774
Liabilities
Financial liabilities
Other financial liabilities
Derivatives designed as hedge	-	(270,060)	-	(270,060)
Derivatives not designated as hedge	-	(21,752)	-	(21,752)
	-	(291,812)	-	(291,812)

				BR GAAP
				Parent company
				12.31.12
	Level 1	Level 2	Level 3	Total
Assets
Financial assets
Available for sale
Stocks	658	-	-	658
Held for trading
Bank deposit certificates	-	167,867	-	167,867
Financial treasury bills	100,508	-	-	100,508
Other financial assets
Derivatives designed as hedge	-	32,688	-	32,688
Derivatives not designated as hedge	-	116	-	116
	101,166	200,671	-	301,837
Liabilities
Financial liabilities
Other financial liabilities
Derivatives designed as hedge	-	(192,077)	-	(192,077)
Derivatives not designated as hedge	-	(6,447)	-	(6,447)
	-	(198,524)	-	(198,524)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

			BR GAAP and IFRS
				Consolidated
				09.30.13
	Level 1	Level 2	Level 3	Total
Assets
Financial assets
Available for sale
Credit linked notes	166,478	-	-	166,478
Brazilian foreign debt securities	99,779	-	-	99,779
Exclusive investment funds	4,650	-	-	4,650
Stocks	657	-	-	657
Held for trading
Bank deposit certificates	-	137,422	-	137,422
Financial treasury bills	66,245	-	-	66,245
Other financial assets
Derivatives designated as hedge	-	14,455	-	14,455
Derivatives not designated as hedge	-	534	-	534
	337,809	152,411	-	490,220
Liabilities
Financial liabilities
Other financial liabilities
Derivatives designated as hedge	-	(307,894)	-	(307,894)
Derivatives not designated as hedge	-	(23,554)	-	(23,554)
	-	(331,448)	-	(331,448)

			BR GAAP and IFRS
				Consolidated
				12.31.12
	Level 1	Level 2	Level 3	Total
Assets
Financial assets
Available for sale
Credit linked notes	174,181	-	-	174,181
Brazilian foreign debt securities	89,004	-	-	89,004
Exclusive investment funds	9,219	-	-	9,219
Stocks	658	-	-	658
Held for trading
Bank deposit certificates	-	180,185	-	180,185
Financial treasury bills	100,508	-	-	100,508
Other financial assets
Derivatives designated as hedge	-	32,688	-	32,688
Derivatives not designated as hedge	-	512	-	512
	373,570	213,385	-	586,955
Liabilities
Financial liabilities
Other financial liabilities
Derivatives designated as hedge	-	(246,973)	-	(246,973)
Derivatives not designated as hedge	-	(6,447)	-	(6,447)
	-	(253,420)	-	(253,420)

4.8.       Credit management

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

On September 30, 2013, the Company held financial investments above R$10,000 at the following financial institutions: Banco Bradesco, Banco do Brasil, Banco do Nordeste, Banco HSBC, Banco Itaú, Banco Safra, Banco Santander, Caixa Econômica Federal and Credit Suisse.

The Company also held derivative contracts with the following financial institutions: Banco Bradesco, Banco do Brasil, Banco Itaú, Banco Santander, Banco Votorantim, Barclays, Citibank, Credit Suisse, Deutsche Bank, Banco HSBC, ING Bank, JP Morgan, Merrill Lynch, Rabobank and Standard Bank.

4.9.       Liquidity risk management

Liquidity risk management aims to reduce the impacts caused by events which may affect the Company’s cash flow performance.

The table below summarizes the commitments and contractual obligations that may impact the Company’s liquidity as of September 30, 2013:

								BR GAAP
							Parent company
								09.30.13
	Book	Cash flow	Up to 3					After
	value	contracted	months	2014	2015	2016	2017	5 years
Non derivative financial liabilities
Loans and financing	4,174,182	4,603,279	428,906	2,071,888	391,240	308,507	465,918	936,820
BRF bonds	3,232,256	4,806,010	90,526	181,052	181,052	181,052	181,052	3,991,276
Trade accounts payable	3,172,956	3,172,956	3,172,956	-	-	-	-	-
Capital lease (1)	156,890	231,079	3,830	25,642	28,002	25,355	21,447	126,803
Operational lease	-	329,151	19,491	60,220	40,052	36,205	56,708	116,475

Derivative financial liabilities
Designated as hedge accounting
Interest rate and exchange rate derivatives	191,543	64,032	(11,044)	43,004	(2,019)	(1,937)	(2,114)	38,142
Currency derivatives (NDF)	72,559	15,469	6,837	8,632	-	-	-	-
Fixed exchange rate	4,958	(10,075)	-	(10,075)	-	-	-	-
Currency derivatives (options)	1,000	(7,370)	(6,350)	(1,020)	-	-	-	-
Not designated as hedge accounting
Currency derivatives (NDF)	4,282	5,857	5,857	-	-	-	-	-
Currency derivatives (Future)	10,096	10,096	10,096	-	-	-	-	-
Interest rate and exchange rate derivatives	6,177	5,188	703	3,406	1,079	-	-	-
Commodities derivatives	1,197	1,226	358	868	-	-	-	-

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

							BR GAAP and IFRS
							Consolidated
								09.30.13
	Book	Cash flow	Up to 3					After 5
	value	contracted	months	2014	2015	2016	2017	years
Non derivative financial liabilities
Loans and financing	4,673,355	5,133,741	663,271	2,101,662	418,289	315,009	472,350	1,163,160
BRF bonds	3,232,256	4,806,010	90,526	181,052	181,052	181,052	181,052	3,991,276
BFF bonds	1,403,439	2,064,603	-	101,739	101,739	101,739	101,739	1,657,647
Sadia bonds	504,044	627,557	16,919	33,839	33,839	33,839	509,121	-
Trade accounts payable	3,450,730	3,450,730	3,450,730	-	-	-	-	-
Capital lease (1)	158,726	233,310	4,603	26,794	28,121	25,542	21,447	126,803
Operational lease	-	331,238	20,234	61,303	40,157	36,361	56,708	116,475

Derivative financial liabilities
Designated as hedge accounting
Interest rate and exchange rate derivatives	229,377	132,108	(11,044)	56,181	11,410	11,344	11,241	52,976
Currency derivatives (NDF)	72,559	15,469	6,837	8,632	-	-	-	-
Fixed exchange rate	4,958	(10,075)	-	(10,075)	-	-	-	-
Currency derivatives (options)	1,000	(7,370)	(6,350)	(1,020)	-	-	-	-
Not designated as hedge accounting
Currency derivatives (NDF)	6,084	(9,013)	(9,013)	-	-	-	-	-
Currency derivatives (Future)	10,096	10,096	10,096	-	-	-	-	-
Interest rate and exchange rate derivatives	6,177	5,188	703	3,406	1,079	-	-	-
Commodities derivatives	1,197	1,226	358	868	-	-	-	-

(1)     It does not includes the capital leases contracted with financial institutions which are recorded as loans and financing above.

4.10.    Commodity price risk management

During the nine month period ended September 30, 2013, the Company utilized derivative instruments to mitigate the exposure to live cattle price variation.

The contracts are recorded at their fair value through the statement of income as financial result.

On September 30, 2013, the Company held a short position in the BM&F of 3,346 future contracts (636 contracts as of December 31, 2012) with maturity dates between October 2013 and June 2014.

In the counter market, the Company held a short position of 100 contracts with maturity dates in 2013. Additionally, through the utilization of options, the Company held a short position of 700 allotments (450 allotments as of December 31, 2012).

4.11.    Table of sensitivity analysis

The Company has financing, loans and receivables denominated in foreign currency and in order to mitigate the risks resulting from exchange rate exposure,  it contracts derivative financial instruments.

The Company understands that the current interest rate fluctuations do not affect significantly its financial results, since it opted to fix the exchange rate of a considerable portion of its floating interest rates debts by using derivative transactions (interest rates swaps). The Company designates such derivatives as hedge accounting and, therefore, the effectiveness is monitored through prospective and retrospective tests.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

In the table presented, five scenarios are considered for the next twelve-month period, considering the percentage variations of the quote of the parity between the Brazilian Reais and U.S. Dollar, Brazilian Reais and Euro and Brazilian Reais and Pounds Sterling, whereas the most likely scenario is that one adopted by the Company. The total of export sales analyzed corresponds to the total of derivative financial instruments increased by the amortization flow of PPEs designated as hedge accounting.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

Parity - Brazilian Reais x U.S. Dollar		2.2300	2.0070	1.6725	2.7875	3.3450
Transaction/Instrument	Risk	Scenario I	Scenario II	Scenario III	Scenario IV	Scenario V
		(probable)	(10% appreciation)	(25% appreciation)	(25% devaluation)	(50% devaluation)
NDF and Fixed exchange rate (hedge accounting)	Devaluation of R$	(21,569)	95,469	271,027	(314,165)	(606,761)
Options - currencies	Devaluation of R$	7,370	27,440	57,545	(35,715)	(85,890)
Exports pre payment	Devaluation of R$	(135,120)	(68,220)	32,130	(302,370)	(469,620)
Bonds	Devaluation of R$	(60,000)	6,900	107,250	(227,250)	(394,500)
Swaps	Devaluation of R$	(66,655)	5,437	113,574	(246,884)	(427,112)
Exports	Appreciation of R$	55,939	(125,769)	(398,332)	503,120	957,391
Net of tax effect		(220,035)	(58,743)	183,194	(623,264)	(1,026,492)
Statement of income		-	-	-	-	-
Shareholders' equity		(220,035)	(58,743)	183,194	(623,264)	(1,026,492)

Parity - Brazilian Reais x Euro		3.0181	2.7163	2.2636	3.7726	4.5272
Transaction/Instrument	Risk	Scenario I	Scenario II	Scenario III	Scenario IV	Scenario V
		(probable)	(10% appreciation)	(25% appreciation)	(25% devaluation)	(50% devaluation)
NDF (hedge accounting)	Devaluation of R$	(7,945)	27,005	79,429	(95,319)	(182,693)
Exports	Appreciation of R$	7,945	(27,005)	(79,429)	95,319	182,693
Net of tax effect		-	-	-	-	-
Statement of income		-	-	-	-	-
Shareholders' equity		-	-	-	-	-

Parity - Brazilian Reais x Pound Sterling		3.6077	3.2469	2.7058	4.5096	5.4116
Transaction/Instrument	Risk	Scenario I	Scenario II	Scenario III	Scenario IV	Scenario V
		(probable)	(10% appreciation)	(25% appreciation)	(25% devaluation)	(50% devaluation)
NDF (hedge accounting)	Devaluation of R$	(5,505)	7,230	26,333	(37,343)	(69,181)
Exports	Appreciation of R$	5,505	(7,230)	(26,333)	37,343	69,181
Net of tax effect		-	-	-	-	-
Statement of income		-	-	-	-	-
Shareholders' equity		-	-	-	-	-

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

5.            SEGMENT INFORMATION

The operating segments are reported consistently with the management’s reports provided to Board of Directors and to its main executives for assessment of the performance of each reporting segment and allocation of resources.

The segment information is prepared considering 4 reportable segments: domestic market, foreign market, dairy products and food service. The reportable segments identified primarily observe division by sales channel and the criteria was detailed in note 5 of the financial statements for the year ended December 31, 2012.

The net sales for each reportable operating segments are presented below:

	BR GAAP and IFRS
		Consolidated
Net sales	09.30.13	09.30.12
Domestic market
Poultry	1,103,685	913,546
Pork and beef	712,678	670,888
Processed products	4,754,650	4,786,830
Other processed products	2,105,608	2,021,607
Other	715,328	644,018
	9,391,949	9,036,889
Foreign market
Poultry	6,239,570	5,382,487
Pork and beef	1,364,413	1,326,405
Processed products	1,831,259	1,348,310
Other processed products	217,626	169,525
Other	55,374	7,722
	9,708,242	8,234,449
Dairy products
Milk	984,966	1,055,487
Dairy products and other beverages	1,127,954	984,990
	2,112,920	2,040,477
Food service
Poultry	279,293	241,115
Pork and beef	167,090	167,640
Processed products	544,069	537,576
Other processed products	109,230	113,591
	1,099,682	1,059,922
	22,312,793	20,371,737

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

The operating results for each reportable operating segments are presented below:

	BR GAAP and IFRS
		Consolidated
	09.30.13	09.30.12
Operating income
Domestic market	917,139	649,719
Foreign market	378,732	34,585
Dairy products	87,756	(1,797)
Food service	114,393	98,206
	1,498,020	780,713

No individual customer or economic group represented more than 5% of net sales for the nine month period ended September 30, 2013.

Net export sales were originated in the segments of the foreign market, dairy products and food service, as set forth below:

	BR GAAP and IFRS
		Consolidated
	09.30.13	09.30.12
Net export sales per market
Foreign market	9,708,242	8,234,449
Dairy products	1,606	123
Food service	163,272	164,291
	9,873,120	8,398,863

Net export sales by region is presented below:

	BR GAAP and IFRS
		Consolidated
	09.30.13	09.30.12
Net export sales per region
Europe	1,458,951	1,375,329
Far East	1,967,964	1,777,450
Middle East	3,274,637	2,860,857
Eurasia (including Russia)	700,356	744,990
Americas	1,690,709	962,541
Africa / Other	780,503	677,696
	9,873,120	8,398,863

The goodwill originated from the expectation of future profitability of acquired companies, as well as the intangible assets with indefinite useful life (trademarks) were allocated to the reportable operating segments, taking into account the nature of the products manufactured by each segment (cash-generating unit). The allocation of intangible assets is presented below:

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

					BR GAAP and IFRS
						Consolidated
		Goodwill		Trademarks		Total
	09.30.13	12.31.12	09.30.13	12.31.12	09.30.13	12.31.12
Domestic market	1,069,958	1,069,958	982,478	982,478	2,052,436	2,052,436
Foreign market	1,279,584	1,260,368	322,442	323,459	1,602,026	1,583,827
Dairy products	671,398	671,398	-	-	671,398	671,398
Food service	81,539	81,539	-	-	81,539	81,539
	3,102,479	3,083,263	1,304,920	1,305,937	4,407,399	4,389,200

Information referring to the total assets by reportable segments is not being disclosed, as it is not included in the set of information made available to the Company’s Management, which make investment decisions and determine the allocation of assets on a consolidated basis.

6.            CASH AND CASH EQUIVALENTS

			BR GAAP	BR GAAP and IFRS
	Average rate	Parent company			Consolidated
	(% p.a.)	09.30.13	12.31.12	09.30.13	12.31.12
Cash and bank accounts
U.S. Dollar	-	49,622	298	145,353	81,757
Brazilian Reais	-	142,290	147,448	142,508	147,629
Euro	-	128,564	-	262,032	17,046
Other currencies	-	498	-	43,366	8,964
		320,974	147,746	593,259	255,396
Cash Equivalents
In Brazilian Reais
Investment funds	4.62%	37,894	13,508	37,894	13,508
Bank deposit certificates	8.77%	237,879	626,292	277,795	630,412
		275,773	639,800	315,689	643,920
In U.S. Dollar
Interest bearing account	-	-	45,572	-	359,416
Term deposit	0.28%	-	-	1,164,710	306,734
Overnight	0.08%	52,787	59,537	182,770	180,292
In Euro
Interest bearing account	-	-	11,740	-	122,341
Term deposit	1.20%	-	-	16,882	4,916
Other currencies
Interest bearing account	-	-	3,524	-	54,206
Term deposit	4.97%	-	-	1,798	3,472
		52,787	120,373	1,366,160	1,031,377
		649,534	907,919	2,275,108	1,930,693

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

7.            MARKETABLE SECURITIES

			Average		BR GAAP	BR GAAP and IFRS
			interest rate	Parent company			Consolidated
	WATM (1)	Currency	(% p.a.)	09.30.13	12.31.12	09.30.13	12.31.12
Available for sale
Credit linked note	6.75	US$	3.81%	-	-	166,478	174,181
Brazilian foreign debt securities	2.63	US$	2.71%	-	-	99,779	89,004
Shares	-	R$	-	657	658	657	658
Exclusive investment funds	-	US$	0.22%	-	-	4,650	9,219
				657	658	271,564	273,062
Held for trading
Bank deposit certificates	2.43	R$	8.71%	125,883	167,867	137,422	180,185
Financial treasury bills	0.77	R$	8.90%	66,245	100,508	66,245	100,508
				192,128	268,375	203,667	280,693
Held to maturity
Credit linked note	0.24	US$	4.75%	-	-	24,788	90,859
Financial treasury bills	3.99	R$	8.90%	54,724	51,752	54,724	51,752
				54,724	51,752	79,512	142,611
				247,509	320,785	554,743	696,366
Current				192,785	269,033	500,019	621,908
Non-current				54,724	51,752	54,724	74,458

(1) Weighted average maturity in years.

There were no changes in the characteristics of marketable securities disclosed above, compared to the information disclosed in the financial statements for the year ended December 31, 2012 (note 8).

The unrealized loss resulted from the change in the fair value of the available for sale marketable securities, recorded in shareholders’ equity, corresponds to the accumulated amount of R$4,021 net of income tax of R$275 (gain of R$18,224 net of income tax of R$395 as of December 31, 2012).

Additionally, on September 30, 2013, R$84,207 (R$97,271 as of December 31, 2012) of the total of marketable securities, were pledged as collateral for futures contract operations in U.S. Dollars and live cattle, traded on the Futures and Commodities Exchange (“BM&F”).

On September 30, 2013, the maturities of the non-current balance of marketable securities is as follow:

BR GAAP and IFRS
Maturities	Parent company and Consolidated
2017	54,724
54,724

The Company conducted an analysis of sensitivity to foreign exchange rate as presented in note 4.11.

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

8.            TRADE ACCOUNTS RECEIVABLE, NET AND OTHER RECEIVABLES

		BR GAAP	BR GAAP and IFRS
	Parent Company			Consolidated
	09.30.13	12.31.12	09.30.13	12.31.12
Current
Domestic third parties	1,229,964	1,567,225	1,230,211	1,568,370
Domestic related parties	1,173	898	1,173	-
Foreign third parties	242,737	229,025	1,415,408	1,603,902
Foreign related parties	1,260,015	1,225,246	143,851	-
( - ) Estimated losses on doubtful accounts	(21,274)	(24,723)	(28,240)	(41,074)
	2,712,615	2,997,671	2,762,403	3,131,198
Non-current
Domestic third parties	89,153	90,476	89,299	90,619
Foreign third parties	593	2,535	727	2,642
( - ) Adjustment to present value	(85)	(189)	(85)	(189)
( - ) Estimated losses on doubtful accounts	(77,994)	(81,694)	(78,197)	(81,944)
	11,667	11,128	11,744	11,128
	2,724,282	3,008,799	2,774,147	3,142,326

		BR GAAP	BR GAAP and IFRS
	Parent Company			Consolidated
	09.30.13	12.31.12	09.30.13	12.31.12
Current
Other receivables	72,685	31,398	137,479	77,421
	72,685	31,398	137,479	77,421
Non-current
Other receivables	239,438	78,033	291,184	152,303
	239,438	78,033	291,184	152,303
	312,123	109,431	428,663	229,724

The increase in the balance of other receivables is mainly due to disposal of assets from Doux to JBS on May 07, 2013.

The trade accounts receivable involving related parties are disclosed in note 28. The consolidated trade accounts receivable refers to transactions with the affiliated company UP! in the domestic market and with the joint ventures Federal Foods and Rising Star in the foreign market.

The rollforward of estimated losses from doubtful accounts is presented below:

						BR GAAP
					Parent company
					Exchange rate
	12.31.12	Additions	Reversals	Write-offs	variation	09.30.13
Estimated losses on doubtful accounts	106,417	38,524	(15,633)	(29,960)	(80)	99,268
	106,417	38,524	(15,633)	(29,960)	(80)	99,268

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

					BR GAAP and IFRS
						Consolidated
					Exchange rate
	12.31.12	Additions	Reversals	Write-offs	variation	09.30.13
Estimated losses on doubtful accounts	123,018	68,514	(53,412)	(29,960)	(1,723)	106,437
	123,018	68,514	(53,412)	(29,960)	(1,723)	106,437

The breakdown by maturity of overdue amounts which were not included in estimated losses from doubtful accounts is set forth below:

		BR GAAP	BR GAAP and IFRS
	Parent company			Consolidated
	09.30.13	12.31.12	09.30.13	12.31.12
91 to 120 days	1,179	5,311	1,480	5,461
121 to 180 days	-	4,078	561	4,240
181 to 360 days	274	7,805	396	8,010
More than 361 days	1,772	490	1,964	665
	3,225	17,684	4,401	18,376

The receivables excluded from estimated losses on doubtful accounts are secured by credit letters issued by financial institutions and by credit insurance hired from insurance companies.

The breakdown of accounts receivable by maturity is as follows:

		BR GAAP	BR GAAP and IFRS
	Parent company			Consolidated
	09.30.13	12.31.12	09.30.13	12.31.12
Current	2,636,734	2,978,506	2,612,917	3,040,239
Overdue
01 to 60 days	79,665	17,920	148,531	83,688
61 to 90 days	7,994	7,791	11,080	9,638
91 to 120 days	6,563	8,763	7,686	9,646
121 to 180 days	3,997	10,377	5,999	12,547
181 to 360 days	4,929	9,962	6,255	15,665
More than 361 days	83,753	82,086	88,201	94,110
( - ) Adjustment to present value	(85)	(189)	(85)	(189)
( - ) Estimated losses on doubtful accounts	(99,268)	(106,417)	(106,437)	(123,018)
	2,724,282	3,008,799	2,774,147	3,142,326

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

9.            INVENTORIES

		BR GAAP	BR GAAP and IFRS
	Parent company			Consolidated
	09.30.13	12.31.12	09.30.13	12.31.12
Finished goods	1,819,688	1,472,988	2,298,009	1,836,175
Goods for resale	29,775	24,505	30,734	24,577
Work in process	157,881	147,012	167,975	147,012
Raw materials	626,196	410,469	665,415	427,931
Packaging materials	78,734	81,301	95,734	84,195
Secondary materials	201,095	202,933	212,585	204,489
Spare parts	124,223	112,399	132,400	112,399
Goods in transit	-	1,420	14,902	152,091
Imports in transit	48,696	57,864	48,696	57,864
Advances to suppliers	11,939	10,138	11,939	10,138
(-) Provision for adjustment to market value	(11,556)	(9,087)	(12,546)	(14,920)
(-) Provision for deterioration	(6,318)	(19,978)	(8,435)	(21,740)
(-) Provision for obsolescense	(4,378)	(1,635)	(7,984)	(1,635)
	3,075,975	2,490,329	3,649,424	3,018,576

The increase in the balance of finished goods is related mainly to the formation of festive items stocks and to the lower volume of sales compares to the production plan of in-natura products in the foreign market.

The transfers of products sold from inventories to cost of sales during the nine month period ended September 30, 2013 totaled R$15,964,406 in the parent company and R$16,826,535 in the consolidated (R$8,694,674 in the parent company and R$16,013,183 in the consolidated as of September 30, 2012). Such amounts include the additions and reversals of inventory provisions as presented in the table below:

					BR GAAP
					Parent company
	12.31.12	Additions	Reversals	Write-offs	09.30.13
Provision for adjustment to market value	(9,087)	(11,420)	8,951	-	(11,556)
Provision for deterioration	(19,978)	(7,302)	-	20,962	(6,318)
Provision for obsolescence	(1,635)	(2,962)	-	219	(4,378)
	(30,700)	(21,684)	8,951	21,181	(22,252)

					BR GAAP and IFRS
						Consolidated
					Exchange rate
	12.31.12	Additions	Reversals	Write-offs	variation	09.30.13
Provision for adjustment to market value	(14,920)	(15,111)	14,804	-	2,681	(12,546)
Provision for deterioration	(21,740)	(10,434)	-	23,627	112	(8,435)
Provision for obsolescence	(1,635)	(8,559)	-	2,003	207	(7,984)
	(38,295)	(34,104)	14,804	25,630	3,000	(28,965)

Additionally, during the nine month period ended September 30, 2013, there were write-offs of inventories in the amount of R$42,838 in the parent company and R$44,806 in the consolidated (R$22,257 in the parent company and R$33,063 in the consolidated as of September 30, 2012) referring to deteriorated items, which have been charged directly to the statement of income.

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

Management expects inventories to be recovered in a period shorter than 12 months.

On September 30, 2013, R$50,000 (R$50,000 as of December 31,2012) of the total balance of inventories of the parent company and consolidated was pledged as collateral for rural credit operations.

10.         BIOLOGICAL ASSETS

The group of biological assets of the Company comprises living animals which are segregated in the following categories: poultry, pork and cattle. In addition, these categories are separated into consumable and production biological assets.

In Management’s opinion, the fair value of the biological assets is substantially represented by the cost of formation, mainly due to the short life cycle of the animals and to the fact that a significant portion of the profitability of the Company’s products derives from the manufacturing process and not from obtaining in natura meat (raw materials at slaughtering point). This opinion is supported by a fair value appraisal report prepared by an independent expert in 2012, which presented an insignificant difference between the two methodologies. Therefore, biological assets are recorded at formation cost.

During the nine month period ended September 30, 2013, Management did not identify any event that could impact the business model or the assumptions utilized in the analysis performed in 2012.

The quantities and balances per category of biological assets are presented below:

				BR GAAP
			Parent company
		09.30.13		12.31.12

	Quantity		Quantity
	(thousand of head)	Value	(thousand of head)	Value
Consumable biological assets
Immature poultry	196,261	544,863	203,420	583,677
Immature pork	3,265	564,292	3,461	627,790
Immature cattle	138	174,903	139	146,648
Total current	199,664	1,284,058	207,020	1,358,115
Production biological assets
Immature poultry	6,930	96,032	7,759	110,422
Mature poultry	11,393	152,508	11,022	139,428
Immature pork	165	35,536	162	32,441
Mature pork	376	160,931	374	145,899
Total non-current	18,864	445,007	19,317	428,190
	218,528	1,729,065	226,337	1,786,305

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

			BR GAAP and IFRS
				Consolidated
		09.30.13		12.31.12

	Quantity		Quantity
	(thousand of head)	Value	(thousand of head)	Value
Consumable biological assets
Immature poultry	202,388	557,445	208,695	596,561
Immature pork	3,265	564,292	3,461	627,790
Immature cattle	138	174,903	139	146,648
Total current	205,791	1,296,640	212,295	1,370,999
Production biological assets
Immature poultry	6,930	96,032	7,759	110,422
Mature poultry	11,393	152,508	11,022	139,428
Immature pork	165	35,536	162	32,441
Mature pork	376	160,931	374	145,899
Total non-current	18,864	445,007	19,317	428,190
	224,655	1,741,647	231,612	1,799,189

The rollforward of biological assets for the period is presented below:

	BR GAAP
						Parent company
				Current	Non-current
	Poultry	Pork	Cattle	Total	Poultry	Pork	Total
Balance as of 12.31.12	583,677	627,790	146,648	1,358,115	249,850	178,340	428,190
Increase due to acquisition	125,465	791,350	232,365	1,149,180	22,448	83,960	106,408
Increase due to reproduction, consumption
of animal feed, medication and
remuneration of outgrowers	2,684,721	586,160	5,380	3,276,261	263,600	11,772	275,372
Depreciation	-	-	-	-	(250,727)	(30,849)	(281,576)
Transfer between current and non-current	36,630	38,451	-	75,081	(36,631)	(38,697)	(75,328)
Reduction due to slaughtering	(2,885,630)	(1,479,459)	(209,490)	(4,574,579)	-	-	-
Write-off	-	-	-	-	-	(8,059)	(8,059)
Balance as of 09.30.13	544,863	564,292	174,903	1,284,058	248,540	196,467	445,007

						BR GAAP and IFRS
							Consolidated
				Current			Non-current
	Poultry	Pork	Cattle	Total	Poultry	Pork	Total
Balance as of 12.31.12	596,561	627,790	146,648	1,370,999	249,850	178,340	428,190
Increase due to acquisition	125,465	791,350	232,365	1,149,180	22,448	83,960	106,408
Increase due to reproduction, consumption
of animal feed, medication and
remuneration of outgrowers	2,685,219	586,160	5,380	3,276,759	263,600	11,772	275,372
Depreciation	-	-	-	-	(250,727)	(30,849)	(281,576)
Transfer between current and non-current	36,630	38,451	-	75,081	(36,631)	(38,697)	(75,328)
Reduction due to slaughtering	(2,886,430)	(1,479,459)	(209,490)	(4,575,379)	-	-	-
Write-off	-	-	-	-	-	(8,059)	(8,059)
Balance as of 09.30.13	557,445	564,292	174,903	1,296,640	248,540	196,467	445,007

The costs of breeding animals are depreciated using the straight-line method for a period from 15 to 30 months.

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

11.         RECOVERABLE TAXES

		BR GAAP	BR GAAP and IFRS
	Parent company			Consolidated
	09.30.13	12.31.12	09.30.13	12.31.12
State ICMS ("VAT")	995,608	944,808	1,036,890	966,892
PIS and COFINS ("Federal Taxes to Social Fund Programs")	790,726	890,441	790,837	890,642
Withholding income and social contribution tax	336,567	241,175	379,916	277,776
IPI ("Federal VAT")	60,031	58,689	60,031	58,689
Other	76,216	62,508	108,080	84,914
Provision for realization	(181,087)	(170,929)	(183,425)	(172,347)
	2,078,061	2,026,692	2,192,329	2,106,566
Current	1,178,303	892,104	1,282,234	964,769
Non-current	899,758	1,134,588	910,095	1,141,797

The reduction in the balance of PIS and COFINS during the period is mainly due to the realization of credits through offsetting against other federal taxes.

The increase in the balance of VAT (“ICMS”) during the period arises mainly from operations in the State of Santa Catarina, Paraná and Mato Grosso do Sul.

The rollforward of the provisions is presented below:

				BR GAAP
				Parent company
	12.31.12	Additions	Write-offs	09.30.13
State ICMS ("VAT")	(145,891)	(33,496)	23,338	(156,049)
PIS and COFINS ("Federal Taxes to Social Fund Programs")	(10,298)	-	-	(10,298)
IPI ("Federal VAT")	(14,740)	-	-	(14,740)
	(170,929)	(33,496)	23,338	(181,087)

			BR GAAP and IFRS
				Consolidated
	12.31.12	Additions	Write-offs	09.30.13
State ICMS ("VAT")	(145,892)	(33,496)	23,338	(156,050)
PIS and COFINS ("Federal Taxes to Social Fund Programs")	(10,298)	-	-	(10,298)
IPI ("Federal VAT")	(14,740)	-	-	(14,740)
Other	(1,417)	(920)	-	(2,337)
	(172,347)	(34,416)	23,338	(183,425)

The increase in the provision for VAT credits results from evaluations made by the Company indicating possible negative goodwill or losses at the time of their realization.

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

12.         INCOME TAX AND SOCIAL CONTRIBUTION

12.1.    Deferred income tax and social contribution composition

		BR GAAP	BR GAAP and IFRS
	Parent company			Consolidated
	09.30.13	12.31.12	09.30.13	12.31.12
Assets:
Tax loss carryforwards (corporate income tax)	643,917	641,749	689,952	670,447
Valuation allowance for tax losses	-	-	(289)	(274)
Negative calculation basis (social contribution tax)	258,267	251,581	259,045	252,354
Allowance for negative calculation basis losses	-	-	(110)	(104)

Assets temporary differences:
Provisions for tax, civil and labor risk	121,365	109,899	126,252	115,473
Suspended collection taxes	65,412	51,340	65,412	51,340
Provision for estimated losses with doubtful accounts	13,117	10,237	14,484	10,665
Provision for property, plant and equipment losses	5,576	3,145	5,576	3,313
Provision for tax credits realization	61,570	55,539	62,365	60,935
Provision for other obligations	38,768	28,391	39,679	29,676
Employees' profit sharing	45,198	25,033	45,198	25,033
Provision for inventories	7,566	10,438	7,566	10,900
Employees' benefits plan	112,032	103,308	112,032	103,308
Amortization on fair value of business combination	2,463	5,372	2,463	5,372
Business combination - Sadia	750,587	817,858	750,587	817,858
Unrealized losses on derivatives	80,642	45,015	80,642	45,015
Unrealized losses on inventories	-	-	-	2,604
Adjustments relating to the transition tax regime	348,884	143,575	348,884	143,574
Provision for losses	12,810	14,672	12,810	14,671
Estimated annual effective tax rate - CPC 21	55,898	-	55,898	-
Other temporary differences	13,422	51,589	19,483	53,370
	2,637,494	2,368,741	2,697,929	2,415,530
Liabilities:
Liabilities temporary differences:
Business combination - Sadia and Quickfood	(856,452)	(865,998)	(972,989)	(990,028)
Unrealized losses on inventories	-	-	(3,473)	-
Adjustments relating to the transition tax regime	(1,032,980)	(675,127)	(1,034,990)	(677,137)
Other temporary differences	-	(1,618)	(18,702)	(23,423)
	(1,889,432)	(1,542,743)	(2,030,154)	(1,690,588)
Total deferred tax legally enforceable	748,062	825,998	667,775	724,942
Business combination - Dánica and Avex	-	-	(22,801)	(27,792)
Total deferred tax	748,062	825,998	644,974	697,150

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

12.2.    Estimated time of realization

Temporary differences will be realized as they are settled or realized. The period of the settlement or realization of such differences is imprecise and is tied to several factors that are not under Management’s control.

Management estimates that the deferred tax assets originated from tax losses carry forwards and negative basis of social contribution are expected to be realized as set forth below:

	BR GAAP	BR GAAP and IFRS
	Parent company	Consolidated
2013	21,715	24,036
2014	37,880	42,237
2015	49,166	53,897
2016	60,845	71,802
2017	73,171	83,471
2018-2020	400,338	414,013
2021-2022	259,069	259,142
	902,184	948,598

Management considers in the scheduled realization of deferred tax liabilities, projected taxable income and tax-planning strategies. Based on the level of historical taxable income and projections for future taxable income, Management believes that it is more likely than not that the Company will realize these deferral taxes. However, it could be impacted in the short term if estimates of future taxable income during the carryforward period are reduced.

The rollforward of the deferred tax assets is set forth below:

		BR GAAP	BR GAAP and IFRS
	Parent company			Consolidated
	09.30.13	12.31.12	09.30.13	12.31.12
Beginning balance	825,998	595,001	697,150	836,853
Deferred income tax recorded in the statement of income	(147,283)	281,780	(132,219)	21,321
Deferred income tax recorded in other comprehensive income	69,351	(50,783)	69,231	19,298
Business combination - Danica/Avex	-	-	-	(52,925)
Business combination - Quickfood	-	-	7,903	(124,440)
Other	(4)	-	2,909	(2,957)
Ending balance	748,062	825,998	644,974	697,150

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

12.3.    Income and social contribution taxes reconciliation

		BR GAAP	BR GAAP and IFRS
	Parent company			Consolidated
	09.30.13	09.30.12	09.30.13	09.30.12
Income before taxes	1,005,090	156,727	1,010,152	301,063
Nominal tax rate	34.00%	34.00%	34.00%	34.00%
Tax expense at nominal rate	(341,731)	(53,287)	(343,452)	(102,361)

Adjustments of taxes and contributions on:
Equity interest in income of affiliates	(81,236)	144,984	2,601	5,097
Exchange rate variation on foreign investments	88,124	27,026	81,829	49,672
Difference of tax rates on earnings from foreign subsidiaries	-	-	(102,824)	(19,770)
Interest on shareholders' equity, net	122,060	34,000	122,060	34,000
Results from foreign subsidiaries	254	-	254	(238)
Profit sharing	(6,382)	(906)	(6,382)	(773)
Donations	(2,477)	(1,401)	(2,477)	(3,204)
Penalties	(4,022)	(6,549)	(4,022)	(4,610)
Investment grant	27,408	-	27,408	-
Estimated annual effective tax rate CPC 21	55,898	(46,655)	55,898	(37,357)
Other adjustments	(8,999)	(3,481)	17,584	31,312
	(151,103)	93,731	(151,523)	(48,232)
Current income tax	(3,820)	(716)	(19,304)	(97,200)
Deferred income tax	(147,283)	94,447	(132,219)	48,968

The taxable income, current and deferred income tax from foreign subsidiaries is set forth below:

	BR GAAP and IFRS
		Consolidated
	09.30.13	09.30.12
Taxable income from foreign subsidiaries	(301,920)	(48,053)
Current income taxes expense from foreign subsidiaries	(13,911)	(1,640)
Deferred income taxes benefit from foreign subsidiaries	17,165	9,408

The Company determined that the total profit accounted for by holdings of their foreign wholly-owned subsidiaries will not be redistributed.

Such resources will be used for investments in the subsidiaries, and thus no deferred income taxes were recognized. The total amount of undistributed earnings corresponds to R$1,137,158 as of September 30, 2013 (R$2,223,356 as of December 31, 2012). This variation is mainly due to the effect of the merger of Sadia GmbH into BRF GmbH on March 31, 2013.

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

13. JUDICIAL DEPOSITS

The rollforward of the judicial deposits is set forth below:

						BR GAAP
					Parent company
					Price index
	12.31.12	Additions	Reversals	Write-offs	update	09.30.13
Tax	240,450	30,802	(369)	(4,525)	14,073	280,431
Labor	93,409	62,175	(10,664)	(15,034)	2,815	132,701
Civil, commercial and other	30,016	4,113	(4,438)	(6,979)	231	22,943
	363,875	97,090	(15,471)	(26,538)	17,119	436,075

						BR GAAP and IFRS
							Consolidated
					Price index	Exchange rate
	12.31.12	Additions	Reversals	Write-offs	update	variation	09.30.13
Tax (1)	240,582	31,285	(369)	(4,525)	14,100	-	281,073
Labor (2)	93,503	62,176	(10,680)	(15,092)	2,815	-	132,722
Civil, commercial and other	31,216	4,391	(4,911)	(6,979)	231	7	23,955
	365,301	97,852	(15,960)	(26,596)	17,146	7	437,750

(1)     The additions are mainly represented by judicial deposits related to the discussion of the incidence of VAT in a different rate of certain products sold as the state of origin in the amount of R$23,080.

(2)     The additions are mainly represented by the increase in the number of cases entered on the period.

14.  RESTRICTED CASH

			Average		BR GAAP	BR GAAP and IFRS
			interest rate	Parent company			Consolidated
	WATM (1)	Currency	(% p.a.)	09.30.13	12.31.12	09.30.13	12.31.12
Guarantee deposit	1.25	US$	0.30	-	-	10,123	9,137
National treasury certificates	6.51	R$	16.40	93,933	83,877	93,933	83,877
				93,933	83,877	104,056	93,014

(1)     Weighted average maturity term (in years).

The guarantee deposit above relates to a financial debt of the subsidiary Quickfood with Rabobank.

The national treasure certificates are pledged as collateral for the loan obtained through the Special Program Asset Restructuring (“PESA”), see note 18 of these quarterly financial information.

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

15.  INVESTMENTS

15.1.    Investments breakdown

		BR GAAP	BR GAAP and IFRS
	Parent company			Consolidated
	09.30.13	12.31.12	09.30.13	12.31.12
Investment in subsidiaries and affiliates	2,727,527	2,713,155	96,977	34,711
Goodwill Quickfood	449,963	457,568	-	-
Advance for future capital increase	100	100	-	-
Other investments	873	880	2,324	1,947
	3,178,463	3,171,703	99,301	36,658

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

15.2.    Summarized financial information of subsidiaries and affiliates

								Heloísa Ind.
		VIP S.A.						Com.
		Empr. e	Avipal	Avipal		Perdigão PDF Partici-		Produtos	Establec.				Sadia	Sadia	Sadia
		Particip.	Construtora	Centro	PSA Labor.	Trading	pações Lácteos Ltda.		Levino		Quickfood	Sadia International		Alimentos	Overseas
	Sadia S.A. (1)	Imob.	S.A.	Oeste S.A.	Veter. Ltda.	S.A.	Ltda.	(1)	Zaccardi	BRF GmbH	S.A.	GmbH (2)	Ltd.	S.A.	S.A.
	09.30.13	09.30.13	09.30.13	09.30.13	09.30.13	09.30.13	09.30.13	09.30.13	09.30.13	09.30.13	09.30.13	09.30.13	09.30.13	09.30.13	09.30.13
Current assets	-	113,762	122	81	397	12	1	-	5,016	916,943	176,933	-	2,728	35,047	100
Non-current assets	-	54,885	-	-	8,110	1,008	-	-	1,977	1,422,231	152,361	-	157,852	184,889	489,412
Current liabilities	-	(387)	(5)	-	(4)	(1)	-	-	(1,318)	(421)	(226,339)	-	(1,455)	(25,598)	(11,843)
Non-current liabilities	-	(2,027)	-	-	-	-	-	-	(65)	(232,696)	(36,045)	-	-	(23,426)	(492,201)
Shareholders' equity	-	(166,233)	(117)	(81)	(8,503)	(1,019)	(1)	-	(5,610)	(2,106,057)	(66,910)	-	(159,125)	(170,912)	14,532

Net revenues	-	-	-	-	10	-	-	-	6,159	3,070	585,652	54	-	34,874	-
Net income (loss)	-	21,202	1	(4)	98	(96)	-	-	(1,241)	(372,115)	1,775	62,083	(2,343)	(29,165)	(12,099)

	12.31.12	12.31.12	12.31.12	12.31.12	12.31.12	12.31.12	12.31.12	12.31.12	12.31.12	12.31.12	12.31.12	12.31.12	12.31.12	12.31.12	12.31.12
Current assets	-	60,212	121	85	467	119	1	-	5,953	184,901	145,221	741,488	6,737	36,776	2
Non-current assets	-	89,158	-	-	8,022	997	-	-	2,199	1,162,152	86,207	221,394	142,261	236,615	512,537
Current liabilities	-	(142)	(5)	-	(84)	(1)	-	-	(1,451)	(717)	(122,999)	(282)	(1,197)	(115,892)	(3,512)
Non-current liabilities	-	(4,185)	-	-	-	-	-	-	(6,131)	-	(40,492)	(121,858)	-	(28,058)	(510,875)
Shareholders' equity	-	(145,043)	(116)	(85)	(8,405)	(1,115)	(1)	-	(570)	(1,346,336)	(67,937)	(840,742)	(147,801)	(129,441)	1,848

Net revenues	15,226,451	4,025	-	-	366	-	-	63,917	8,950	739	391,875	739	-	38,735	-
Net income (loss)	1,039,680	11,859	62	(180)	(3,028)	(873)	-	(3,934)	(33)	(85,473)	(5)	83,884	2,613	1,641	(29)

(1)     Merger of wholly-owned subsidiaries on December 31, 2012.

(2)     Merger of wholly-owned subsidiary by BRF GmbH on March 31, 2013.

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

15.3.    Rollforward of direct investments of subsidiaries and affiliates – Parent company

	VIP S.A. Empr.			Avipal				Establec.				Sadia	Sadia	K&S	Sadia	Nutrifont	BRF
	e Particip.	Avipal Centro	PSA Labor.	Construtora	Perdigão	UP! Alimen-tos	PDF Partici-	Levino				Internati-	Alimentos	Alimentos	Overseas	Alimentos	Suínos do		Total
	Imob	Oeste S.A.	Veter. Ltda	S.A.	Trading S.A.	Ltda	pações Ltda	Zaccardi	BRF GmbH (1)	Quickfood S.A.	Sadia GmbH	onal Ltd.	S.A.	S.A.	S.A. (1)	S.A.	Sul Ltda.	09.30.13	12.31.12
a) Capital share as of September 30, 2013
% of share	100.00%	100.00%	88.00%	100.00%	100.00%	50.00%	1.00%	98.26%	100.00%	90.05%	-	100.00%	99.98%	49.00%	100.00%	50.00%	99.00%
Total number of shares and membership interests	14,249,459	6,963,854	5,463,850	445,362	100,000	1,000	1,000	100	1	36,469,606	-	900	33,717,308	27,664,086	50,000	20,000	100
Number of shares and membership interest held	14,249,459	6,963,854	4,808,188	445,362	100,000	500	10	90	1	32,841,224	-	900	33,717,308	13,555,402	50,000	10,000	50
b) Subsidiaries' information as of September 30, 2013
Capital stock	40,061	5,972	5,564	445	100	1	1	6,604	5,726	28,117	-	2,007	225,073	27,664	2	35,000	-
Shareholders' equity	166,233	81	8,503	117	1,019	39,724	1	5,610	2,106,057	66,910	-	159,125	170,912	27,114	(14,532)	35,418	-
Fair value adjustments of assets and liabilities acquired	-	-	-	-	-	-	-	-	-	203,705	-	-	-	-	-	-	-
Goodwill based on expectation of future profitability	-	-	-	-	-	-	-	-	-	246,259	-	-	-	-	-	-	-
Income (loss) for the period	21,202	(4)	98	1	(96)	39,723	-	(1,241)	(372,115)	1,775	62,083	(2,343)	(29,165)	4,011	(12,099)	418	-
c) Balance of investments as of September 30, 2013
Balance of the investment in the beginning of the period	145,043	85	7,407	116	1,115	22,287	-	382	1,346,336	518,746	840,742	147,801	129,441	11,322	-	-	-	3,170,823	10,158,756
Equity pick-up	21,202	(4)	86	1	(96)	19,862	-	(1,180)	(304,734)	1,598	62,083	(2,343)	(29,165)	1,964	(1,140)	209	-	(231,657)	976,635
Premium related to Exchange Offer	-	-	-	-	-	-	-	-	(67,381)	-	-	-	-	-	(10,959)	-	-	(78,340)	-
Unrealized profit in inventory	-	-	-	-	-	-	-	248	-	(163)	-	-	246	-	-	-	-	331	(34)
Goodwill in the acquisition of non-controlling entities	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(33,851)
Exchange rate variation on goodwill in the acquisiton of non-controlling entities	-	-	-	-	-	-	-	-	(1,584)	-	-	-	(373)	-	-	-	-	(1,957)	(1,280)
Goodwill	-	-	-	-	-	-	-	-	-	(7,604)	-	-	-	-	-	-	-	(7,604)	457,568
Exchange rate variation on foreign investments	-	-	-	-	-	-	-	-	270,904	-	(35,850)	13,667	11,051	-	(584)	-	-	259,188	121,198
Other comprehensive income	(12)	-	-	-	-	-	-	(520)	(4,459)	(2,376)	-	-	(20,582)	-	-	-	-	(27,949)	(50,817)
Advance for future capital increase	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	23,000
Capital increase	-	-	-	-	-	-	-	6,565	-	-	-	-	80,294	-	-	17,500	-	104,359	-
Dividends and interests on shareholders' equity	-	-	-	-	-	(22,287)	-	-	-	-	-	-	-	-	-	-	-	(22,287)	(8,988)
Write-off plants from the execution of TCD	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(252,850)
Net assets acquired	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	63,852
Impairment losses for investments	-	-	-	-	-	-	-	-	-	-	-	-	-	-	12,683	-	-	12,683	-
Business combination	-	-	-	-	-	-	-	-	866,975	-	(866,975)	-	-	-	-	-	-	-	(8,282,366)
Total	166,233	81	7,493	117	1,019	19,862	-	5,495	2,106,057	510,201	-	159,125	170,912	13,286	-	17,709	-	3,177,590	3,170,823

(1)     As disclosed in note 18.1, the Company entered into an operation denominated Exchange Offer involving the wholly-owned subsidiaries Sadia Overseas and BFF International. In the execution of this transaction there were payments of premium and interest by these subsidiaries in the amounts of R$10,959 and R$67,381, respectively, which were reclassified as reduction of debt bonds and will be amortized over the terms of Senior Notes BRF 2023.

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

15.4.    Summary financial information in joint venture and affiliates

				Affiliate				Joint venture
		UP!		K&S		Rising Star	Nutrifont	Federal Foods
	09.30.13	12.31.12	09.30.13	12.31.12	09.30.13	12.31.12	09.30.13	09.30.13
Current assets	31,491	32,395	14,002	11,304	48,051	68,619	5,147	180,557
Non-current assets	32	34	4,917	8,030	1,393	1,354	13,635	4,160
Current liabilities	(11,661)	(10,142)	(5,234)	(7,523)	(48,564)	(68,750)	(1,073)	(134,797)
Non-current liabilities	-	-	(399)	(489)	-	(121)	-	(4,680)
	19,862	22,287	13,286	11,322	880	1,102	17,709	45,240

		UP!		K&S		Rising Star	Nutrifont	Federal Foods
	09.30.13	09.30.12	09.30.13	09.30.12	09.30.13	09.30.12	09.30.13	09.30.13
Net revenues	65,911	54,816	32,001	26,481	361,169	179,928	-	199,685
Operational expenses	(15,964)	(14,365)	(8,106)	(8,023)	(6,007)	(796)	(5)	(25,890)
Net income (loss)	19,862	15,064	1,964	(219)	230	161	209	(14,617)

% participation	50%	50%	49%	49%	50%	50%	50%	49%

On January 16, 2013, the Company concluded through its wholly-owned subsidiary in Austria, the acquisition of 49% of the capital stock of Federal Foods for the amount of U$37,100 equivalent to R$75,384, generating a goodwill of R$20,210 (note 17).

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

16.  PROPERTY, PLANT & EQUIPMENT

Property, plant and equipment rollforward is set forth below:

								BR GAAP
							Parent company
	Weighted
	average
	depreciation					Transfers to	Transfers from
	rate (% p.a.)	12.31.12	Additions	Write-off	Transfers	held for sale	held for sale	09.30.13
Cost
Land	-	615,927	16,831	(16,735)	7,601	-	-	623,624
Buildings and improvements	-	4,810,401	96,460	(21,926)	272,863	-	-	5,157,798
Machinery and equipment	-	5,744,113	34,449	(47,515)	370,870	(2,124)	84	6,099,877
Facilities	-	1,417,435	1,663	(6,350)	81,466	-	-	1,494,214
Furniture	-	81,977	279	(5,698)	17,643	-	-	94,201
Vehicles and aircrafts	-	150,971	178	(2,539)	9,171	(1,829)	59	156,011
Other	-	211,585	281	(3,532)	23,635	-	-	231,969
Construction in progress	-	838,643	640,362	-	(697,824)	-	-	781,181
Advances to suppliers	-	49,576	63,756	-	(108,864)	-	-	4,468
		13,920,628	854,259	(104,295)	(23,439)	(3,953)	143	14,643,343
Depreciation
Buildings and improvements	3.05	(1,183,791)	(101,598)	3,057	(17,400)	-	-	(1,299,732)
Machinery and equipment	5.84	(1,972,574)	(251,243)	25,542	7,201	821	-	(2,190,253)
Facilities	3.83	(366,100)	(44,724)	1,679	53	-	-	(409,092)
Furniture	8.00	(34,813)	(5,172)	2,500	(3,361)	-	-	(40,846)
Vehicles and aircrafts	14.63	(40,536)	(17,726)	279	13,642	1,389	-	(42,952)
Other	3.62	(62,989)	(10,399)	3,504	(121)	-	-	(70,005)
		(3,660,803)	(430,862)	36,561	14	2,210	-	(4,052,880)
Provision for losses		(9,249)	(7,150)	-	-	-	-	(16,399)
		10,250,576	416,247	(67,734)	(23,425)	(1,743)	143	10,574,064

(1)     Net transfer to intangible assets in the amount of R$15,775 (note 17) and net transfer to other rights relating to employees’ housing program in the amount of R$7,650.

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

								BR GAAP and IFRS
									Consolidated
	Weighted
	average
	depreciation					Transfers to	Transfers from	Exchange rate
	rate (% p.a.)	12.31.12	Additions	Write-off	Transfers	held for sale	held for sale	variation	09.30.13
Cost
Land	-	618,740	16,831	(16,735)	7,601	-	-	(336)	626,101
Buildings and improvements	-	4,966,733	98,711	(22,551)	273,835	-	-	3,554	5,320,282
Machinery and equipment	-	6,033,839	40,731	(54,240)	378,114	(2,124)	84	695	6,397,099
Facilities	-	1,446,392	1,917	(6,548)	84,935	-	-	(5,885)	1,520,811
Furniture	-	95,424	1,899	(6,792)	18,975	-	-	(839)	108,667
Vehicles and aircrafts	-	160,879	933	(2,788)	9,171	(1,829)	59	1,038	167,463
Other	-	223,212	2,875	(3,593)	23,133	-	-	1,829	247,456
Construction in progress	-	877,857	687,909	(131)	(711,403)	-	-	7,147	861,379
Advances to suppliers	-	60,478	66,236	-	(109,033)	-	-	28	17,709
		14,483,554	918,042	(113,378)	(24,672)	(3,953)	143	7,231	15,266,967
Depreciation
Buildings and improvements	3.04	(1,179,907)	(107,547)	3,268	(17,133)	-	-	(256)	(1,301,575)
Machinery and equipment	5.84	(2,092,973)	(266,905)	26,079	12,738	821	-	(5,460)	(2,325,700)
Facilities	3.83	(389,234)	(46,226)	1,734	29	-	-	91	(433,606)
Furniture	8.02	(42,187)	(6,448)	2,781	(3,254)	-	-	(722)	(49,830)
Vehicles and aircrafts	15.10	(44,055)	(18,802)	500	13,642	1,389	-	(516)	(47,842)
Other	3.62	(55,249)	(13,366)	3,513	(6,008)	-	-	1,038	(70,072)
		(3,803,605)	(459,294)	37,875	14	2,210	-	(5,825)	(4,228,625)
Provision for losses		(9,249)	(7,150)	-	-	-	-	-	(16,399)
		10,670,700	451,598	(75,503)	(24,658)	(1,743)	143	1,406	11,021,943

(1)     Net transfer to intangible assets in the amount of R$17,007 (note 17) and net transfer to other rights relating to employees’ housing program in the amount of R$7,650.

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

Since the period ended March 31, 2013, the Management started to disclose the additions in property, plant and equipment by category of investment.

The Company classifies its investments in the following categories:

(i)     growth: refers to projects that result in increase of revenue through expansion of operational capacity;

(ii)    efficiency: refers to projects aiming to increase operating income with no impact on the production volume; and

(iii)   support: refers to projects aiming compliance with quality standards, safety or continuity of operations, not considering economic returns.

The consolidated acquisitions during the nine month period ended September 30, 2013 are substantially represented by construction in progress in the total amount of R$687,909 and buildings and improvements of R$98,711 which are mainly comprised of:

BR GAAP and IFRS
Consolidated
Description	09.30.13
Expansion
Expansion of productive capacity of cooked sausages, frankfurters, sausage, frozen prepared entrees, cooked meals, pizzas and smoked products of the industrial units located in the cities of Lucas do Rio
Verde (State of Mato Grosso), Videira (State of Santa Catarina), Ponta Grossa (State of Paraná),
Capinzal (State of Santa Catarina), Tatuí (State of São Paulo) and Uberlândia (State of Minas Gerais)	150,424

Construction of a margarine industrial unit in the city of Vitória de Santo Antão (State of Pernambuco)	52,634
Construction of a cheese industrial unit in the city of Três de Maio (State of Rio Grande do Sul)	50,035
Expansion of slaughterhouse of industrial units located in the cities of Rio Verde (State of Goiás),
Nova Mutum (State of Mato Grosso), Lucas do Rio Verde (State of Mato Grosso) and Dourados (State
of Mato Grosso do Sul)	38,905
Construction of a UHT plant in the city of Barra do Pirai (State of Rio de Janeiro)	18,817
Construction of a processing of fineshed goods industrial unit in Abu Dabhi (UAE)	11,898
Construction of a distribution center in the city of Rio de Janeiro (State of Rio de Janeiro)	10,703
333,416

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

Efficiency
Automation of poultry production (gutting and deboning) of the industrial units located in the cities of
Carambeí (State of Paraná), Chapecó (State of Santa Catarina), Lajeado (State of Rio Grande do
Sul), Várzea Grande (State of Mato Grosso) and Capinzal (State of Santa Catarina)	39,998
Automation of production of yogurt, pizzas, ready meals and sandwiches in the city of Carambeí (State
of Paraná)	25,231
Automation of poultry packaging proars of industrial units located in the cities of Chapecó (State of
Santa Catarina), Videira (State of Santa Catarina) and Marau (State of Rio Grande do Sul)	11,255
Innovation in the format of packaging of UHT milk in the industrial unit located in the city of Ravena
(State of Minas Gerais)	6,337
Adequacy of the production of raw materials (condiment) of the industrial unit located in the city of
Concórdia (State of Santa Catarina)	6,204
Expansion of receiving grain of the industrial units located in the cities of Dourados (State of Mato
Grosso do Sul) and Uberlândia (State of Minas Gerais).	2,885
Improvement in the production of breeding stock (aiming the animal welfare) of the industrial unit
located in the city of Uberlândia (State of Minas Gerais)	2,782
Automation of pork leg deboning process og the industrial unit located in the city of Lucas do Rio
Verde (State of Mato Grosso)	1,012
95,704
Support
Formation of forest	28,618
Construction of houses for employees - 270 units in the city of Nova Mutum (State of Mato
Grosso) and 280 units in the city of Mineiros (State of Goiás)	13,762
Construction of a technology center in the city of Jundiaí (State of São Paulo)	10,243
Renewal and acquisition of Microsoft licenses	8,642
Compliance with the safety requirements from regulatory norm in the boiler operations, electrical facilities, freight elevators, logistics warehouse and safety items in the units located in the cities of Várzea Grande (State of Mato Grosso), Concórdia (State of Santa Catarina), Uberlândia (State of Minas Gerais), Paranaguá (State of Paraná), Embu (State of São Paulo) and Toledo (State of
Paraná)	8,587
Adequacy of pork slaughtering of the industrial unit located in the city of Toledo (State of Paraná)	7,251
Implementation of information systems in foreign units	3,803
Adequacy of receiving cereal proccess of the industrial unit located in the city of Arroio do Meio
(State of Rio Grande do Sul)	1,362
82,268

Financial lease (1)	147,737

(1)     See note 21.2.

The reduction of property, plant and equipment is mainly related to the disposal of rural property in the amount of R$37,869, obsolete items in the amount of R$10,745 and replaced assets in the amount of R$4,984, recorded as other operating expenses.

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

The Company has fully depreciated items which are still in operation, as set forth below:

		BR GAAP	BR GAAP and IFRS
	Parent company			Consolidated
	09.30.13	12.31.12	09.30.13	12.31.12
Cost
Buildings and improvements	109,794	107,970	121,478	118,008
Machinery and equipment	568,907	525,052	603,224	555,336
Facilities	71,048	70,854	71,076	70,854
Furniture	14,057	12,265	18,253	15,959
Vehicles and aircrafts	4,704	3,450	4,704	3,450
Others	28,559	19,127	28,559	19,127
	797,069	738,718	847,294	782,734

During the nine month period ended September 30, 2013, the Company capitalized interest in the amount of R$37,553 in the parent company and R$38,950 in the consolidated (R$13,686 in the parent company and R$39,326 in the consolidated as of September 30, 2012). The weighted interest rate utilized to determine the capitalized amount was 5.12% p.a. in the parent company and 5,40% p.a. in the consolidated (4.44% p.a. in the parent company and 7.85% in the consolidated as of September 30, 2012).

On September 30, 2013, the Company had no commitments assumed related to acquisition and/or construction of properties, except those disclosed in note 18, item 18.3.

The property, plant and equipment that are held as collateral for transactions of different natures are presented below:

			BR GAAP and IFRS
		Parent company and Consolidated
		09.30.13	12.31.12
		Book value of the	Book value of the
	Type of collateral	collateral	collateral
Land	Financial/Labor/Tax/Civil	335,398	355,931
Buildings and improvements	Financial/Labor/Tax/Civil	1,689,312	1,735,376
Machinery and equipment	Financial/Labor/Tax	2,055,714	2,104,092
Facilities	Financial/Labor/Tax	631,088	638,450
Furniture	Financial/Labor/Tax/Civil	19,562	18,579
Vehicles and aircrafts	Financial/Tax	1,135	1,636
Others	Financial/Labor/Tax/Civil	85,626	73,640
		4,817,835	4,927,704

The Company is not allowed to assign these assets as collateral to other transactions or to sell them.

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

17.  INTANGIBLE

Intangible assets are comprised of the following items:

					BR GAAP
					Parent company
	Weighted
	average
	amortization rate		Accumulated
	(% p.a.)	Cost	amortization	09.30.13	12.31.12
Goodwill	-	2,767,985	-	2,767,985	2,767,985
Outgrowers fidelization	12.50	10,215	(1,953)	8,262	6,869
Trademarks	-	1,173,000	-	1,173,000	1,173,000
Patents	16.51	3,722	(655)	3,067	3,418
Supplier relationship	42.00	135,000	(134,998)	2	2,752
Software	20.00	278,597	(151,630)	126,967	142,640
		4,368,519	(289,236)	4,079,283	4,096,664

				BR GAAP and IFRS
					Consolidated
	Weighted
	average
	amortization		Accumulated
	rate (% p.a.)	Cost	amortization	09.30.13	12.31.12
Non-compete agreement	2.44	413	(398)	15	394
Goodwill	-	3,102,479	-	3,102,479	3,083,263
Exclusivity agreement	100.00	579	(534)	45	452
Outgrowers fidelization	12.50	10,215	(1,953)	8,262	16,642
Trademarks	-	1,304,920	-	1,304,920	1,305,937
Patents	17.26	5,444	(1,732)	3,712	3,895
Customer relationship	7.71	181,169	(9,267)	171,902	181,803
Supplier relationship	42.00	146,792	(139,509)	7,283	4,743
Software	20.00	305,707	(153,390)	152,317	154,532
		5,057,718	(306,783)	4,750,935	4,751,661

The intangible assets rollforward is set forth below:

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

					BR GAAP
				Parent company
	12.31.12	Additions	Write-offs	Transfers	09.30.13
Cost:
Goodwill:	2,767,985	-	-	-	2,767,985
Ava	49,368	-	-	-	49,368
Batavia	133,163	-	-	-	133,163
Cotochés	39,590	-	-	-	39,590
Eleva Alimentos	1,273,324	-	-	-	1,273,324
Heloísa	33,461	-	-	-	33,461
Incubatório Paraíso	656	-	-	-	656
Paraíso Agroindustrial	16,751	-	-	-	16,751
Perdigão Mato Grosso	7,636	-	-	-	7,636
Sadia	1,214,036	-	-	-	1,214,036
Outgrowers fidelization	8,204	2,276	-	(265)	10,215
Trademarks	1,173,000	-	-	-	1,173,000
Patents	3,722	-	-	-	3,722
Supplier relationship	135,000	-	-	-	135,000
Software	323,157	11	(60,625)	16,054	278,597
	4,411,068	2,287	(60,625)	15,789	4,368,519
Amortization:
Outgrowers fidelization	(1,335)	(852)	-	234	(1,953)
Patents	(304)	(351)	-	-	(655)
Supplier relationship	(132,248)	(2,750)	-	-	(134,998)
Software	(180,517)	(31,485)	60,620	(248)	(151,630)
	(314,404)	(35,438)	60,620	(14)	(289,236)
	4,096,664	(33,151)	(5)	15,775	4,079,283

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

					BR GAAP and IFRS
						Consolidated
					Exchange rate
	12.31.12	Additions	Write-offs	Transfers	variation	09.30.13
Cost:
Goodwill:	3,083,263	20,210	-	(3,201)	2,207	3,102,479
Ava	49,368	-	-	-	-	49,368
Avex	37,989	-	-	-	(2,822)	35,167
Batavia	133,163	-	-	-	-	133,163
Cotochés	39,590	-	-	-	-	39,590
Dánica	10,145	-	-	-	(419)	9,726
Eleva Alimentos	1,273,324	-	-	-	-	1,273,324
Federal Foods	-	20,210	-	-	3,408	23,618
Heloísa	33,461	-	-	-	-	33,461
Incubatório Paraíso	656	-	-	-	-	656
Paraíso Agroindustrial	16,751	-	-	-	-	16,751
Perdigão Mato Grosso	7,636	-	-	-	-	7,636
Plusfood	17,684	-	-	-	2,040	19,724
Quickfood	249,460	-	-	(3,201)	-	246,259
Sadia	1,214,036	-	-	-	-	1,214,036
Non-compete agreement	442	-	-	-	(29)	413
Exclusivity agreement	603	-	-	-	(24)	579
Outgrowers fidelization	18,791	2,276	-	(10,852)	-	10,215
Trademarks	1,305,937	-	-	(245)	(772)	1,304,920
Patents	5,107	27	-	251	59	5,444
Customer relationship	182,496	-	-	-	(1,327)	181,169
Supplier relationship	136,991	-	-	10,587	(786)	146,792
Software	336,956	13,759	(62,210)	17,280	(78)	305,707
	5,070,586	36,272	(62,210)	13,820	(750)	5,057,718
Amortization:
Non-compete agreement	(48)	(341)	-	-	(9)	(398)
Exclusivity agreement	(151)	(374)	-	-	(9)	(534)
Outgrowers fidelization	(2,149)	(852)	-	1,048	-	(1,953)
Patents	(1,212)	(501)	-	-	(19)	(1,732)
Customer relationship	(693)	(8,631)	-	-	57	(9,267)
Supplier relationship	(132,248)	(6,601)	-	(814)	154	(139,509)
Software	(182,424)	(31,886)	61,128	(248)	40	(153,390)
	(318,925)	(49,186)	61,128	(14)	214	(306,783)
	4,751,661	(12,914)	(1,082)	13,806	(536)	4,750,935

For the nine month period ended September 30, 2013, Management did not identify any event that could indicate an impairment of such assets.

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

18.  LOANS AND FINANCING

							BR GAAP
						Parent company
		Weighted average
	Charges (% p.a.)	interest rate (% p.a.)	WAMT (1)	Current	Non-current	09.30.13	12.31.12
Local currency
	FIXED RATE + TJLP + 4.18%
BNDES, FINEM, development bank credit lines,	(FIXED RATE + TJLP + 4.13% on	5.91%
other secured debts and financial lease	12.31.12)	(7.28% on 12.31.12)	2.6	287,003	1,016,899	1,303,902	1,390,617
	98.50% CDI + TJLP + 3.80%
	(102.21% CDI + TJLP + 3.80% on	8.07%
Export credit facility	12.31.12)	(7.91% on 12.31.12)	0.6	635,721	-	635,721	1,048,128
	5.50%	5.50%
Working capital	(5.66% on 12.31.12)	(5.66% on 12.31.12)	0.6	1,280,482	1,387	1,281,869	1,244,836
	FIXED RATE + IGPM + 1.66%
	(FIXED RATE + IGPM + 1.22% on	1.90%
Fiscal incentives	12.31.12)	(1.89% on 12.31.12)	15.7	10	20,022	20,032	12,401
Bonds	7.75%	7.75%	4.7	13,908	495,963	509,871	-
	IGPM + 4.90%	9.29%
PESA	(IGPM + 4.90% on 12.31.12)	(12.46% on 12.31.12)	6.5	2,217	196,518	198,735	193,938
				2,219,341	1,730,789	3,950,130	3,889,920
Foreign currency
	UMBNDES + 1.96%	5.25%
BNDES, FINEM, development bank credit lines,	(UMBNDES + 2.22% on 12.31.12)	(5.78% on 12.31.12)
other secured debts and financial lease	e.r. (US$ and other currencies)	e.r. (US$ and other currencies)	1.4	32,124	43,423	75,547	105,899
	LIBOR + FIXED RATE + 2.74%
	(LIBOR + FIXED RATE + CDI + 2.20%	3.13%
	on 12.31.12)	(3.35% on 12.31.12)
Export credit facility	e.r. (US$ and other currencies)	e.r. (US$ and other currencies)	4.6	1,732	656,644	658,376	1,075,882
Advances for foreign exchange rate contracts	(0.62% + e.r. US$ on 12.31.12)	(0.62% + e.r. US$ on 12.31.12)	-	-	-	-	102,212
	5.11%	5.11%
	(5.88% on 12.31.12)	(5.88% on 12.31.12)
Bonds	e.r. US$	e.r. US$	9.2	48,854	2,673,531	2,722,385	1,531,036
				82,710	3,373,598	3,456,308	2,815,029
				2,302,051	5,104,387	7,406,438	6,704,949

(1) Weighted average maturity term (in years).

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

						BR GAAP and IFRS
							Consolidated
		Weighted average
	Charges (% p.a.)	interest rate (% p.a.)	WAMT (1)	Current	Non-current	09.30.13	12.31.12
Local currency
	FIXED RATE + TJLP + 4.18%
BNDES, FINEM, development bank credit lines,	(FIXED RATE + TJLP + 4.13% on	5.91%
other secured debts and financial lease	12.31.12)	(7.28% on 12.31.12)	2.6	287,006	1,016,899	1,303,905	1,390,617
	98.50% CDI + TJLP + 3.80%
	(102.21% CDI + TJLP + 3.80% on	8.07%
Export credit facility	12.31.12)	(7.91% on 12.31.12)	0.6	635,721	-	635,721	1,048,128
	5.50%	5.50%
Working capital	(5.66% on 12.31.12)	(5.66% on 12.31.12)	0.6	1,280,482	1,387	1,281,869	1,244,836
	FIXED RATE + IGPM + 1.66%
	(FIXED RATE + IGPM + 1.22% on	1.90%
Fiscal incentives	12.31.12)	(1.89% on 12.31.12)	15.7	10	20,022	20,032	12,401
Bonds	7.75%	7.75%	4.7	13,908	495,963	509,871	-
	IGPM + 4.90%	9.29%
PESA	(IGPM + 4.90% on 12.31.12)	(12.46% on 12.31.12)	6.5	2,217	196,518	198,735	193,938
				2,219,344	1,730,789	3,950,133	3,889,920
Foreign currency
	UMBNDES + 1.37%	8.33%
BNDES, FINEM, development bank credit lines,	(UMBNDES + 2.15% on 12.31.12)	(6.08% on 12.31.12)
other secured debts and financial lease	e.r. (US$ and other currencies)	e.r. (US$ and other currencies)	1.4	46,873	62,755	109,628	109,412
	LIBOR + FIXED RATE + 2.77%
	(LIBOR + FIXED RATE + CDI + 2.36%	3.16%
	on 12.31.12)	(3.28% on 12.31.12)
Export credit facility	e.r. (US$ and other currencies)	e.r. (US$ and other currencies)	4.4	51,596	887,498	939,094	1,691,553
Advances for foreign exchange rate contracts	(0.62% + e.r. US$ on 12.31.12)	(0.62% + e.r. US$ on 12.31.12)	-	-	-	-	102,212
	22.96%	22.96%
	(21.25% on 12.31.12)	(21.25% on 12.31.12)
Working capital	e.r. ARS	e.r. ARS	0.3	180,137	4,234	184,371	117,808
	5.95%	5.95%
	(7.20% on 12.31.12)	(7.20% on 12.31.12)
Bonds	e.r. US$	e.r. US$	7.8	78,537	4,551,331	4,629,868	3,607,416
				357,143	5,505,818	5,862,961	5,628,401
				2,576,487	7,236,607	9,813,094	9,518,321

 (1) Weighted average maturity term (in years).

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

The main characteristics of loans and financing agreements entered by the Company were detailed disclosed in note 19 of financial statements for the year ended December 31, 2012.

18.1.    Bonds

Senior Notes BRF 2023: On May 15, 2013, BRF priced international offerings of (i) 10 (ten) year bonds in the aggregate amount of US$500,000 (the “USD Bonds”), which will mature on May 22, 2023 (“Senior Notes BRF 2023”), issued with a coupon of 3.95% per year (yield to maturity 4.135%), payable semi-annually beginning on November 22, 2013 and (ii) 5 (five) year bonds in the aggregate amount of R$500,000 (the “BRL Bonds”) which will mature on May 22, 2018, issued with a coupon of 7.75% per year (yield to maturity 7.75%), payable semi-annually beginning as from November 22, 2013.

From the total amount raised in the USD Bonds (“Senior Notes BRF 2023”), US$150,000 was used in a operation denominated Exchange Offer to exchange a portion of debt of Sadia Overseas Bonds 2017 of US$250,000 and a portion of debt of BFF Notes 2020 of US$750,000 (“existing bonds”) by Senior Notes BRF 2023.

In the execution of the Exchange Offer, the Company made payments of premium and incurred interest to the date of the closing of the transaction in the amounts of US$5,043 and US$31,008 to the Sadia Overseas Bonds 2017 and BFF Notes 2020 bondholders. The Company determined there was no substantial change in the terms of the existing bonus, therefore, the exchange transaction was recorded as a modification of a financial liability. The amounts of premium and interest paid and transaction costs will be amortized over the terms of Senior Notes BRF 2023, according to the requirements of CPC 38 (IAS 39).

BFF Notes: On January 28, 2010, BFF International Limited issued senior notes in the total amount of US$750,000, whose notes are guaranteed by BRF, with a nominal interest rate of 7.25% p.a. and effective rate of 7.31% p.a. maturing on January 28, 2020. On June 20, 2013, the amount of US$120,718 of these senior notes has exchanged by Senior Notes BRF 2023, and the remaining balance amounted US$629,282 as of September 30, 2013.

Sadia Bonds: In the total value of US$250,000, such bonds are guaranteed by BRF, with an interest rate of 6.88% p.a. and maturing on May 24, 2017. On June 20, 2013, the amount of US$29,282 of these senior notes has exchanged by Senior Notes BRF 2023, and the remaining balance amounted US$220,718 as of September 30, 2013.

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

18.2.    Loans and financing maturity schedule

The maturity schedule of the loans and financing balance is as follow:

	BR GAAP	BR GAAP and IFRS
	Parent company	Consolidated
	09.30.13	09.30.13
2013	455,795	700,470
2014	1,917,801	1,958,968
2015	320,885	341,484
2016	250,725	250,725
2017 onwards	4,461,232	6,561,447
	7,406,438	9,813,094

18.3.    Guarantees

		BR GAAP	BR GAAP and IFRS
	Parent company			Consolidated
	09.30.13	12.31.12	09.30.13	12.31.12
Total of loans and financing	7,406,438	6,704,949	9,813,094	9,518,321
Mortgage guarantees	1,351,694	1,405,735	1,351,694	1,405,735
Related to FINEM-BNDES	868,079	900,226	868,079	900,226
Related to FNE-BNB	345,792	361,144	345,792	361,144
Related to tax incentives and other	137,823	144,365	137,823	144,365
Statutory lien on assets acquired with financing	40,900	91,079	42,986	91,079
Related to FINEM-BNDES	1,975	5,209	1,975	5,209
Related to financial lease	38,925	85,870	41,011	85,870

The Company is the guarantor of a loan obtained by Instituto Sadia de Sustentabilidade with the BNDES. The loan was obtained with the purpose of allowing the implementation of biodigestors in the properties of the outgrowers which take part in the Company’s integration system, targeting the reduction of the emission of Greenhouse Gases. The value of these guarantees on September 30, 2013, totaled R$63,815 (R$72,123 as of December 31, 2012).

The Company is guarantor of loans related to a special program, which aimed the local development of outgrowers in the central region of Brazil. The proceeds of such loans shall be utilized to improve farm conditions and will be paid in 10 years, taking as collateral the land and equipment acquired by the outgrowers though this program.  The total of guarantee as of September 30, 2013, amounted to R$398,122 (R$441,077 as of December 31, 2012).

On September 30, 2013, the Company entered into financial guarantees agreements in the amount of R$1,670,639 (R$1,234,215 as of December 31, 2012) offered mainly in litigation on which the Company is discussing the use of tax credits. These guarantees have an average cost of 0.91% p.a. (0.87% p.a. as of December 31, 2012).

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

18.4.    Commitments

In the normal course of the business, the Company enters into agreements with third parties which are mainly related to the purchase of raw materials, such as corn and soymeal, where the agreed prices can be fixed or to be fixed. The Company enters into other agreements, such as electric energy supplies, packaging supplies and others for manufacturing activities. The agreements on the date of these quarterly financial information and the amounts are set forth below:

BR GAAP and IFRS
Parent company and
Consolidated
09.30.13
2013	955,322
2014	1,122,842
2015	535,686
2016	352,601
2017 onwards	1,023,054
3,989,505

The Company entered into leasing agreements denominated “built to suit” in which the real state will be build by third parties. The agreements terms are 10 years from the signing date as well as the charge of rent expenses. If the Company defaults on its obligations, it will be subject to fines and/or rent falling due, according to each contract.

The schedule of future payments related to the built to suit agreements is set forth below:

BR GAAP and IFRS
Parent company and
Consolidated
09.30.13
2013	225
2014	900
2015	900
2016	900
2017 onwards	5,850
8,775

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

19.  ACCOUNTS PAYABLE

BR GAAP BR GAAP and IFRS Parent company Consolidated 09.30.13 12.31.12 09.30.13 12.31.12 Domestic suppliers Third parties 2,941,416 2,890,875 2,944,889 2,890,879 Related parties 13,593 10,722 13,593 10,637 2,955,009 2,901,597 2,958,482 2,901,516 Foreign suppliers Third parties 213,101 231,065 492,000 479,730 Related parties 4,846 2,802 248 - 217,947 233,867 492,248 479,730 3,172,956 3,135,464 3,450,730 3,381,246

		BR GAAP	BR GAAP and IFRS
	Parent company			Consolidated
	09.30.13	12.31.12	09.30.13	12.31.12
Domestic suppliers
Third parties	2,941,416	2,890,875	2,944,889	2,890,879
Related parties	13,593	10,722	13,593	10,637
	2,955,009	2,901,597	2,958,482	2,901,516
Foreign suppliers
Third parties	213,101	231,065	492,000	479,730
Related parties	4,846	2,802	248	-
	217,947	233,867	492,248	479,730
	3,172,956	3,135,464	3,450,730	3,381,246

Accounts payable to suppliers are not subject to interest charges and are generally settled in average within 41 days.

The information on accounts payable involving related parties is presented in note 28. The consolidated trade accounts payable refer to transactions with the affiliated UP! in the domestic market and with the joint venture Federal Foods and Rising Star in the foreign market.

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

20.  OTHER FINANCIAL ASSETS AND LIABILITIES

		BR GAAP	BR GAAP and IFRS
	Parent company			Consolidated
	09.30.13	12.31.12	09.30.13	12.31.12
Derivative financial instruments
Derivatives designated as hedge accounting
Assets
Non-deliverable forward (NDF)	2,432	28,489	2,432	28,489
Currency option contracts	7,351	-	7,351	-
Fixed exchange rate contracts	4,587	2,080	4,587	2,080
Exchange rate contracts (Swap)	85	2,119	85	2,119
	14,455	32,688	14,455	32,688
Liabilities
Non-deliverable forward (NDF)	(72,559)	(66,226)	(72,559)	(66,226)
Currency option contracts	(1,000)	-	(1,000)	-
Fixed exchange rate contracts	(4,958)	-	(4,958)	-
Exchange rate contracts (Swap)	(191,543)	(125,851)	(229,377)	(180,747)
	(270,060)	(192,077)	(307,894)	(246,973)

Derivatives not designated as hedge accounting
Assets
Non-deliverable forward (NDF)	-	-	-	396
Live cattle forward contracts	-	57	-	57
Live cattle option contracts	8	59	8	59
Live cattle future contracts	526	-	526	-
	534	116	534	512
Liabilities
Non-deliverable forward (NDF)	(4,282)	-	(6,084)	-
Live cattle forward contracts	(243)	-	(243)	-
Live cattle option contracts	(954)	(49)	(954)	(49)
Exchange rate contracts (Swap)	(6,177)	(5,609)	(6,177)	(5,609)
Dollar future contracts	(10,096)	(782)	(10,096)	(782)
Live cattle future contracts	-	(7)	-	(7)
	(21,752)	(6,447)	(23,554)	(6,447)
Current assets	14,989	32,804	14,989	33,200
Current liabilities	(291,812)	(198,524)	(331,448)	(253,420)

The collaterals given in the transactions presented above are disclosed in note 7.

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

21.  LEASES

The Company is the lessee in several contracts, which can be classified as operating or finance lease.

21.1.   Operating lease

The minimum future payments of operating lease agreements not cancelable, in total and for each of the following years, are presented below:

	BR GAAP	BR GAAP and IFRS
	Parent company	Consolidated
	09.30.13	09.30.13
2013	19,491	20,234
2014	60,220	61,303
2015	40,052	40,157
2016	36,205	36,361
2017 onwards	173,183	173,183
	329,151	331,238

On September 30, 2013, the payments of lease agreements recognized as expense in the current period amounted to R$184,025 (R$75,700 as of September 30, 2012) in the parent company and R$206,264 in the consolidated (R$178,268 as of September 30, 2012).

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

21.2.   Finance lease

The leased assets are presented below:

			BR GAAP
			Parent company
	Weighted average interest rate
	(% p.a.) (1)	09.30.13	12.31.12
Cost
Machinery and equipment		30,612	21,098
Software		22,108	22,108
Vehicles		138,938	135,660
Land		16,462	389
Buildings (2)		110,517	14,999
		318,637	194,254

Accumulated depreciation
Machinery and equipment	15.00	(5,652)	(9,218)
Software	20.00	(7,808)	(4,492)
Vehicles	14.17	(32,563)	(16,969)
Buildings	7.50	(4,203)	(154)
		(50,226)	(30,833)
		268,411	163,421

		BR GAAP and IFRS
			Consolidated
	Weighted average interest rate
	(% p.a.) (1)	09.30.13	12.31.12
Cost
Machinery and equipment		42,768	21,098
Software		22,108	22,108
Vehicles		138,938	135,660
Land		16,462	389
Buildings (2)		110,517	14,999
		330,793	194,254

Accumulated depreciation
Machinery and equipment	15.00	(15,628)	(9,218)
Software	20.00	(7,808)	(4,492)
Vehicles	14.17	(32,563)	(16,969)
Buildings	7.50	(4,203)	(154)
		(60,202)	(30,833)
		270,591	163,421

(1)     The period of depreciation of leased assets corresponds to the lower amount between term of the contract and the life of the asset, as determined by CVM Deliberation 645/10.

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

(2)     The increase is due to the conclusion of construction of distribution center located in the city of Salvador (State of Bahia) and the building of Administrative Services Center located in the city of Curitiba (State of Paraná).

The future minimum payments required are segregated as follows, and were recorded as current and non-current liabilities:

			BR GAAP and IFRS
			Parent Company
			09.30.13
	Present value of		Minimum future
	minimum payments (1)	Interest	payments (1)
2013	17,357	1,186	18,543
2014	43,256	7,953	51,209
2015	20,862	7,720	28,582
2016	17,935	7,420	25,355
2017 onwards	96,240	52,010	148,250
	195,650	76,289	271,939

			BR GAAP and IFRS
			Consolidated
			09.30.13
	Present value of		Minimum future
	minimum payments (1)	Interest	payments (2)
2013	18,049	1,267	19,316
2014	44,158	8,203	52,361
2015	20,950	7,751	28,701
2016	18,089	7,453	25,542
2017 onwards	96,240	52,010	148,250
	197,486	76,684	274,170

(1)     Comprises the amount of R$38,760 related to financial lease of vehicles which are recorded as loans and financing.

(2)     Comprises the amount of R$40,860 related to financial lease of vehicles which are recorded as loans and financing.

22.  SHARE BASED PAYMENT

The rules for the stock options plan granted to Company’s executive, were disclosed in the annual financial statements for the year ended December 31, 2012 (see note 23) and has not changed during this period.

The breakdown of the outstanding granted options is presented as follows:

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

		Date		Quantity	Price of converted share (1)		Share price (1)
	Beginning of	End of the	Options	Outstanding
Grant date	the year	year	granted	options	Granting date	Updated IPCA	at 09.30.13
05/03/10	05/02/11	05/02/15	1,540,011	516,200	23.44	28.20	54.00
07/01/10	06/30/11	06/30/15	36,900	36,900	24.75	27.72	54.00
05/02/11	05/01/12	05/01/16	2,463,525	1,399,999	30.85	34.84	54.00
05/02/12	05/01/13	05/01/17	3,708,071	2,560,959	34.95	37.56	54.00
05/02/13	05/01/14	05/01/18	3,490,201	2,932,712	46.86	47.28	54.00
			11,238,708	7,446,770

(1)     Amounts in Brazilian Reais.

The rollforward of the outstanding granted options for the nine month period ended September 30, 2013 is presented as follows:

BR GAAP and IFRS
Consolidated
Quantity of outstanding options as of December 31, 2012	6,617,581
Issued - grant of 2013	3,490,201
Exercised - grant of 2013	(47,048)
Exercised - grant of 2012	(575,187)
Exercised - grant of 2011	(652,452)
Exercised - grant of 2010	(347,390)
Canceled
Grant of 2013	(510,441)
Grant of 2012	(394,315)
Grant of 2011	(134,179)
Quantity of outstanding options as of September 30, 2013	7,446,770

The weighted average strike prices of the outstanding options is R$40.19 (forty Brazilian Reais and nineteen cents) and the weighted average of the remaining contractual term is 44 months.

The Company presented in shareholders’ equity the fair value of the options in the amount of R$67,160 (R$45,464 as of December 31, 2012). In the statement of income for the nine month period ended September 30, 2013 the amount recognized as expense was R$21,697 (expense of R$16,595 as of September 30, 2012).

During the nine month period ended September 30, 2013, the Company’s executives exercised  1,622,077 shares, with an average price of R$34.45 (thirty four Brazilian Reais and forty five cents) totaling R$55,879. In order to comply with this commitment, the Company utilized treasury shares with an acquisition cost of R$43.34 (forty three Brazilian Reais and thirty four cents), recording a gain in the amount of R$18,912 as capital reserve.

The fair value of the stock options was measured using the Black-Scholes pricing model, as disclosed in the annual financial statements for the year ended December 31, 2012 (note 23). There is no change in the methodology adopted during the nine month period ended September 30, 2013.

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

23.  SUPPLEMENTARY RETIREMENT PLAN AND OTHER BENEFITS TO EMPLOYEES

The Company offers supplementary retirement plans and other benefits to its employees. The characteristics of the supplementary retirement plans, as well as of the other employee benefits, were disclosed in the annual financial statements for the year ended December 31, 2012 (note 24) and have not been changed during this period.

The actuarial liabilities and the related effects in the statement of income are presented below:

			BR GAAP and IFRS
				Consolidated
		Liabilities	Statement of income
	09.30.13	12.31.12	09.30.13	09.30.12
Retirement supplementary plan - BFPP (1)	-	-	(11,952)	(10,818)
Retirement supplementary plan - FAF (2)	-	-	20,957	37,395
Medical assistance	97,811	92,408	(5,403)	(9,667)
Penalty F.G.T.S. (3)	165,589	150,715	(14,874)	(13,426)
Reward for working time	44,504	40,483	(4,021)	(3,607)
Other	21,601	20,240	(1,361)	(3,401)
	329,505	303,846	(16,654)	(3,524)
Current	18,881	17,414
Non-current	310,624	286,432

(1)       BFPP – Brasil Foods Pension Plan

(2)       FAF – Attilio Francisco Xavier Fontana Foundation

(3)       F.G.T.S. – Government Severance Indemnity Fund for employees

24.  PROVISION FOR TAX, CIVIL AND LABOR RISK

The Company and its subsidiaries are involved in certain legal proceedings arising from the regular course of business, which include civil, administrative, tax, social security and labor lawsuits.

The Company classifies the risk of unfavorable decisions in the legal suits as “probable”, “possible” or “remote”. The provision recorded relating to such lawsuits is determined by the Company’s Management, based on the legal opinion of advisors and reasonably reflect the estimated probable losses.

The Company’s Management believes that the provisions for tax, civil and labor contingencies, accounted for according to CVM Deliberation No. 594/09, is sufficient to cover eventual losses related to its legal lawsuits, as presented below.

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

24.1.    Contingencies for probable losses

The rollforward of the provisions for tax, civil, labor risks and contingent liabilities is summarized below:

						BR GAAP
					Parent company
					Price index
	12.31.12	Additions	Reversals	Payments	update	09.30.13
Tax	175,888	66,014	(22,626)	(20,340)	8,014	206,950
Labor	118,723	190,710	(69,898)	(112,207)	11,014	138,342
Civil, commercial and other	50,354	27,494	(16,434)	(20,119)	3,889	45,184
Contingent liabilities	558,060	-	(4,387)	-	-	553,673
	903,025	284,218	(113,345)	(152,666)	22,917	944,149

Current	163,798					144,944
Non-current	739,227					799,205

						BR GAAP and IFRS
							Consolidated
					Price index	Exchange rate
	12.31.12	Additions	Reversals	Payments	update	variation	09.30.13
Tax	179,542	66,223	(25,667)	(20,340)	8,040	(42)	207,756
Labor	134,443	193,829	(72,215)	(112,264)	11,015	(615)	154,193
Civil, commercial and other	50,371	27,494	(16,434)	(20,119)	3,890	-	45,202
Contingent liabilities	570,473	-	(4,387)	-	-	(504)	565,582
	934,829	287,546	(118,703)	(152,723)	22,945	(1,161)	972,733

Current	173,916						152,531
Non-current	760,913						820,202

24.2.    Contingencies classified as a risk of possible loss

The Company is involved in other labor and social security, civil and tax lawsuits, which the expected loss evaluated by management and supported by legal advisors is classified as possible, and therefore, no provision has been recognized. Tax lawsuits totaled R$7,620,226 (R$6,582,085 as of December 31, 2012), from which R$547,673 (R$552,060 as of December 31, 2012) were recorded at the estimated fair value resulting from business combinations with Sadia, Avex and Dánica as determined by paragraph 23 of CVM Deliberation No. 665/11, presented in the table of item 25.1. The main natures of these contingencies were properly disclosed in the annual financial statements for the year ended December 31, 2012 (note 25.2).

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

25.  SHAREHOLDERS’ EQUITY

25.1.    Capital stock

On September 30, 2013 and December 31, 2012, the capital subscribed and paid by the Company was R$12,553,417,953.36 (twelve billion, five hundred and fifty three million, four hundred and seventeen thousand, nine hundred and fifty three Brazilian Reais and thirty six cents), composed of 872,473,246 shares of common stock without par value.  The realized value of the capital stock in the balance sheet is net of the expenses with public offering in the amount of R$92,947.

The Company is authorized to increase the capital stock, irrespective of amendments to the bylaws, up to the limit of 1,000,000,000 shares of common stock, in book-entry form, and without par value.

25.2.    Interest on shareholders’ equity and dividends

On February 15, 2013 the payment of R$174,750 was made related to the interest on shareholders’ equity proposed by the Management on December 20, 2012 and ratified in the Shareholders Ordinary Meeting on April 9, 2013. In the same meeting a distribution of dividends was approved in the amount of R$45,300, paid on April 30, 2013.

On June 18, 2013, in the Board of Directors Extraordinary Meeting was approved the payment of R$359,000 related to interest on shareholder’s equity paid on August 15, 2013.

25.3.    Breakdown of capital stock by nature

	BR GAAP and IFRS
		Consolidated
	09.30.13	12.31.12
Common shares	872,473,246	872,473,246
Treasury shares	(2,159,204)	(2,399,335)
Outstanding shares	870,314,042	870,073,911

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

25.4.    Rollforward of outstanding shares

		BR GAAP and IFRS
		Consolidated
	Quantity of outstanding of shares
	09.30.13	12.31.12
Shares at the beggining of the period	870,073,911	869,453,804
Purchase of treasury shares	(1,381,946)	-
Sale of treasury shares	1,622,077	620,107
Shares at the end of the period	870,314,042	870,073,911

25.5.    Treasury shares

The Company has 2,159,204 shares in treasury, with an average cost of R$43,34 (forty three Brazilian Reais and thirty four cents) per share, with a market value corresponding to R$116,597. The reduction of 1,622,077 in the number of treasury shares occurred due the options exercised by the Company’s executives.

In this quarter, as authorized by the Board of Directors, the Company acquired 1,381,946 (one million, three hundred eighty one thousand, nine hundred forty six) shares of its own issue to a cost of R$78,634, with the purpose of maintaining the treasury shares to any provisions of option plans and share purchase plan, which were approved in the Shareholders Ordinary and Meeting on August 30, 2013.

26.  EARNING PER SHARE

	09.30.13	09.30.12
Basic numerator
Net income for the period attributable to BRF shareholders	853,987	250,458

Basic denominator
Common shares	872,473,246	872,473,246
Weighted average number of outstanding shares - basic (except treasury shares)	870,537,838	869,474,871
Net earnings per share basic - R$	0.98099	0.28806

Diluted numerator
Net income for the period attributable to BRF shareholders	853,987	250,458

Diluted denominator
Weighted average number of outstanding shares - basic (except treasury shares)	870,537,838	869,474,871
Number of potential shares (stock options)	736,222	201,930
Weighted average number of outstanding shares - diluted	871,274,060	869,676,801
Net earnings per share diluted - R$	0.98016	0.28799

On September 30, 2013, from the 7,446,770 outstanding options granted to the Company’s executives, 2,932,712 options were not considered in the calculation of the diluted earnings per share due to the fact that the strike price was higger than the average market price.

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

27.  GOVERNMENT GRANTS

The Company has tax benefits related to ICMS for investments granted by the governments of the States of Goiás, Pernambuco, Mato Grosso and Bahia. Such incentives are directly associated to the manufacturing facilities operations, job generation and to the economic and social development in the respective states, as well as special regime for the implementation of agro-industrial complex for the production of poultry meat heavy, and to support the agro-industrial complex in the state, as the implementation of each project in the state of Goiás.

As of September 30, 2013, the amount related to this incentive totaled R$80,613 (R$67,431 as of December 31, 2012).

28.  RELATED PARTIES – PARENT COMPANY

As part of the Company’s operations, rights and obligations arise between related parties, resulting from transactions of purchase and sale of products, loans agreed on normal conditions of market for similar transactions, based on contracts.

All the relationships between the Company and its subsidiaries were disclosed irrespective of the existence or not of transactions between these parties.

All the transactions and balances among the companies were eliminated in the consolidation and refer to commercial and/or financial transactions.

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

28.1.      Transactions and balances

The balances of the assets and liabilities are demonstrated below:

		Balance sheet
	09.30.13	12.31.12
Accounts receivable
UP! Alimentos Ltda.	1,173	898
Perdigão Europe Ltd.	140,072	162,943
Perdigão International Ltd.	257,579	329,714
BRF Global GmbH	500,411	-
Wellax Foods Logistics C.P.A.S.U. Lda.	323,671	685,488
Sadia Uruguai S.A.	3,308	4,188
Sadia Chile S.A.	16,017	14,860
Avex S.A.	2,671	5,059
Sadia Alimentos S.A.	16,286	22,994
	1,261,188	1,226,144
Dividends and interest on the shareholders' equity receivable
Avipal S.A. Construtora e Incorporadora	5	5
	5	5

Loan contracts
Perdigão International Ltd.	(6,771)	(4,553)
Highline International Ltd.	(4,067)	(3,727)
Establecimiento Levino Zaccardi y Cia. S.A.	-	4,762
	(10,838)	(3,518)
Trade accounts payable
Wellax Foods Logistics C.P.A.S.U. Lda.	270	146
Sadia Uruguai S.A.	313	154
Avex S.A.	858	-
Sadia Chile S.A.	35	9
UP! Alimentos Ltda.	13,593	10,722
Perdigão Europe Ltd.	167	-
Perdigão International Ltd.	3,132	2,423
Sadia Alimentos S.A.	71	70
	18,439	13,524

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

Advance for future capital increase
PSA Laboratório Veterinário Ltda.	100	100
	100	100
Other rights and obligations
BFF International Ltd.	1,216	971
Avex S.A.	22,243	11,133
UP! Alimentos Ltda.	3,735	3,164
Perdigão International Ltd.	1,554	-
VIP S.A. Empreendimentos e Participações Imobiliárias	6	-
Establecimiento Levino Zaccardi y Cia S.A.	-	1,294
Sino dos Alpes Alimentos Ltda.	(5,174)	(5,174)
Perdigão International Ltd. (1)	(1,648,404)	(1,924,823)
Wellax Foods Logistics C.P.A.S.U. Lda. (1)	(524,880)	(1,333,538)
Sadia Uruguai S.A.	-	(471)
PSA Laboratório Veterinário Ltda.	(45)	(344)
Avipal Centro Oeste S.A.	(38)	(38)
K&S Alimentos S.A.	(50)	-
	(2,149,837)	(3,247,826)

(1) The amount corresponds to advances for export pre-payment.

	Statement of income
	09.30.13	09.30.12
Revenue
UP! Alimentos Ltda.	8,625	2,288
Perdigão Europe Ltd.	332,086	509,718
Perdigão International Ltd.	3,061,331	2,557,714
BRF Global GmbH	669,844	-
Wellax Foods Logistics C.P.A.S.U. Lda.	2,884,745	-
Avex S.A.	2,671	-
Sadia Uruguai S.A.	10,509	-
Sadia Chile S.A.	46,711	-
Sadia Alimentos S.A.	17,050	-
Sadia S.A. (1)	-	1,152,647
	7,033,572	4,222,367

(1) Wholly-owned subsidiary merged into BRF on December 31, 2012.

Financial results, net
Perdigão Trading S.A.	-	(58)
Perdigão International Ltd.	(52,066)	(61,472)
Wellax Foods Logistics C.P.A.S.U. Lda.	(40,174)	-
Sadia S.A. (1)	-	(13,844)
	(92,240)	(75,374)

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

	Purchases of the period
	09.30.13	09.30.12
UP! Alimentos Ltda.	(119,188)	(97,758)
K&S Alimentos S.A.	(69,245)	-
Avex S.A.	(5,815)	-
Quickfood S.A.	(8,078)	-
Sadia Uruguai S.A.	(441)	-
Establecimiento Levino Zaccardi y Cia. S.A.	(2,861)	(4,597)
Sadia S.A. (1)	-	(961,814)
Sino dos Alpes Alimentos Ltda.	-	(5,174)
Heloísa Ltda. (1)	-	(31,191)
	(205,628)	(1,100,534)

(1) Wholly-owned subsidiary merged into BRF on December 31, 2012.

All the companies listed above are controlled by BRF, except for UP! Alimentos Ltda. and K&S which are affiliated company.

The Company entered into loan agreements with Instituto Perdigão de Sustentabilidade. On September 30, 2013, the total receivable is R$13,110 (R$9,031 as of December 31, 2012), being remunerated at interest rate of 12% p.a.

The Company also recorded a liability in the amount of R$13,825 (R$16,018 as of December 31, 2012) related to the fair value of the guarantees offered to BNDES concerning a loan made by the Instituto Sadia de Sustentabilidade.

Due to the acquisition of biodigesters from Instituto Sadia de Sustentabilidade, as of September 30, 2013 the Company recorded a liability in the amount of R$49,991 within other obligations (R$57,921 as of December 31, 2012) with this entity.

The parent company and its subsidiaries carry out intercompany loans. Below is a summary of the balances and rates charged for the transactions which corresponding balance is above R$10,000 on the date of these quarterly financial information:

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

Counterparty			Balance	Interest rate
Creditor	Debtor	Currency	09.30.13	(p.a.)
BFF International Ltd.	Perdigão International Ltd.	USD	939,963	8.00%
Sadia Overseas Ltd.	Wellax Food Comércio	USD	489,412	7.00%
BFF International Ltd.	Wellax Food Comércio	USD	297,463	8.00%
Sadia International Ltd.	Wellax Food Comércio	USD	134,925	1.50%
BRF GmbH	Plusfood Holland B.V.	EUR	108,627	3.00%
Plusfood Holland B.V.	Plusfood B.V.	EUR	69,175	3.00%
Quickfood S.A.	Avex S.A.	ARS	51,254	24.30%
BRF GmbH	BRF Foods LLC	USD	41,324	7.00%
Wellax Food Comércio	BRF GmbH	EUR	23,713	1.50%
Sadia Alimentos S.A.	Avex S.A.	ARS	19,902	20.00%
BRF GmbH	BRF Global GmbH	EUR	13,668	1.50%
Plusfood Holland B.V.	BRF GmbH	EUR	11,839	1.50%

28.2.    Other related parties

The Company leased properties owned by FAF. For the nine month period ended September 30, 2013 the total amount paid as rent amounted to R$4,547 (R$7,468 as of September 30, 2012). The rent value was set based on market conditions.

28.3.    Granted guarantees

All granted guarantees on behalf of related parties were disclosed in note 18.3.

28.4.    Management remuneration

The management key personnel includes the directors and officers, members of the executive committee and the head of internal audit. On September 30, 2013, there were 23 professionals (25 professionals as of December 31, 2012).

The total remuneration and benefits paid to these professionals is demonstrated below:

	BR GAAP and IFRS
		Consolidated
	09.30.13	09.30.12
Salary and profit sharing	23,193	30,281
Short term benefits of employees (1)	904	1,006
Post-employment benefits	126	89
Termination benefits	1,235	903
Stock-based payment	6,081	5,732
	31,539	38,011

(1) Comprises medical assistance, educational expenses and other.

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

29.  NET SALES

		BR GAAP	BR GAAP and IFRS
	Parent company			Consolidated
	09.30.13	09.30.12	09.30.13	09.30.12
Gross sales
Domestic sales	11,390,082	5,043,701	11,399,668	10,813,726
Foreign sales	8,335,584	3,653,349	10,234,089	8,463,681
Dairy products	2,487,210	2,313,619	2,488,843	2,410,960
Food service	1,210,456	450,411	1,269,011	1,203,519
	23,423,332	11,461,080	25,391,611	22,891,886
Sales deductions
Domestic sales	(2,007,804)	(802,594)	(2,007,719)	(1,776,837)
Foreign sales	(74,932)	(977)	(525,847)	(229,232)
Dairy products	(375,897)	(359,675)	(375,923)	(370,483)
Food service	(153,114)	(58,555)	(169,329)	(143,597)
	(2,611,747)	(1,221,801)	(3,078,818)	(2,520,149)
Net sales
Domestic sales	9,382,278	4,241,107	9,391,949	9,036,889
Foreign sales	8,260,652	3,652,372	9,708,242	8,234,449
Dairy products	2,111,313	1,953,944	2,112,920	2,040,477
Food service	1,057,342	391,856	1,099,682	1,059,922
	20,811,585	10,239,279	22,312,793	20,371,737

The increase in the parent company balances is due to the merger of the wholly-owned subsidiaries Sadia S.A. and Heloísa Ind. e Com. de Prod Lácteos Ltda., occurred on December 31, 2012.

30.  RESEARCH AND DEVELOPMENT COSTS

Consists of expenditures on internal research and development of new products, recognized when incurred in the statement of income. The total expenditure with research and development for the nine month period ended September 30, 2013, amounted to R$10,481 in the parent company and in the consolidated (R$19,304 in the parent company and R$24,042 in the consolidated as of September 30, 2012).

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

31.  EXPENSES WITH EMPLOYEE’S REMUNERATION

		BR GAAP	BR GAAP and IFRS
		Parent company		Consolidated
	09.30.13	09.30.12	09.30.13	09.30.12
Salaries and social charges	2,002,217	985,117	2,246,433	2,087,111
Social security cost (1)	257,847	269,260	272,686	538,226
Government severance indemnity fund for employees,
guarantee fund for length of service	156,076	75,661	158,981	150,015
Medical assistance and ambulatory care	91,536	30,374	95,002	87,579
Retirement supplementary plan	11,475	6,637	11,952	10,818
Employees profit sharing (2)	118,116	(35,060)	125,412	25,757
Other benefits	438,117	205,411	460,419	414,677
Provision for labor risks	124,478	51,919	126,743	99,671
	3,199,862	1,589,319	3,497,628	3,413,854

(1) The reduction of the balance refers to the application of the Provisional Measure No. 563/12 enacted in January, 2013 (partial payroll exemption), when such expenses started to be accounted for as sales deduction.

(2) The credit balance for the nine month period ended September 30, 2012 refers to the reversal of the provision for the employees profit sharing for the fiscal year of 2011 net of R$51,822 of expenses for the period.

The increase in the parent company balances is due to the merger of the wholly-owned subsidiaries Sadia S.A. and Heloísa Ind. e Com. de Prod. Lácteos Ltda., occurred on December 31, 2012.

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

32.  OTHER OPERATING INCOME (EXPENSES), NET

		BR GAAP	BR GAAP and IFRS
	Parent company			Consolidated
	09.30.13	09.30.12	09.30.13	09.30.12
Income
Recovery of expenses	31,950	7,910	37,053	11,177
Employees benefits	20,958	-	20,957	37,395
Insurance indemnity	17,263	2,218	18,086	16,241
Provision reversal	8,270	58,989	8,270	30,200
Net income from the transfer of Carambeí plant	-	48,812	-	48,812
Other	15,958	1,399	18,276	14,417
	94,399	119,328	102,642	158,242
Expenses
Employees profit sharing	(118,116)	(16,762)	(125,412)	(25,757)
Idleness costs (1)	(45,563)	(41,439)	(45,570)	(77,155)
Provision for tax risks	(46,753)	(6,041)	(44,651)	(10,057)
Restructuring plan - Acceleration	(32,788)	-	(32,788)	-
Insurance claims costs	(29,506)	(17,227)	(29,961)	(31,774)
Other employees benefits	(25,659)	(13,275)	(25,659)	(30,101)
Net losses from the disposal of property, plant and
equipment	(30,578)	(13,965)	(23,022)	(10,866)
Stock options plan	(21,696)	(16,595)	(21,696)	(16,595)
Management profit sharing	(18,622)	(2,506)	(18,622)	(2,506)
Contractual agreements	(13,908)	-	(13,908)	-
Provision for civil and labor risks	(8,848)	(6,824)	(8,848)	(12,171)
Net loss from the execution of TCD	-	(100,322)	-	(104,360)
Other	(22,012)	(9,429)	(54,268)	(38,457)
	(414,049)	(244,385)	(444,405)	(359,799)
	(319,650)	(125,057)	(341,763)	(201,557)

(1)     Idleness cost includes depreciation expense in the amount of R$24,096 and R$24,317 for the nine month periods ended September 30, 2013 and September 30, 2012, respectively.

(2)     Includes the amount arising from administrative structure review and acceleration program of new business, consequence of approving of Growth Acceleration Plan, approved on August 13, 2013 in the Board of Directors Extraordinary Meeting.

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

33.  FINANCIAL INCOME (EXPENSES), NET

		BR GAAP	BR GAAP and IFRS
	Parent company			Consolidated
	09.30.13	09.30.12	09.30.13	09.30.12
Financial income
Gains on the translation of foreign investments	-	-	649,591	478,550
Exchange rate variation on other assets	193,934	60,627	99,393	89,046
Interest on other assets	66,943	47,123	82,220	71,090
Interests on financial assets classified as:	24,674	19,727	48,348	61,179
Available for sale	109	-	19,474	11,051
Held to maturity	13,028	-	16,694	16,738
Held for trading	11,537	19,727	12,180	33,390
Interest on marketable securities	18,326	4,725	21,627	8,797
Financial income on accounts payable	10,917	-	10,917	148
Exchange rate variation on marketable securities	17,309	8,065	-	6,773
Gains on derivative transactions	-	16,116	-	10,867
Other	26,170	10,382	31,891	39,233
	358,273	166,765	943,987	765,683
Financial expenses
Losses on the translation of foreign investments	-	-	(408,889)	(332,455)
Interest on loans and financing	(281,810)	(146,441)	(400,095)	(362,672)
Exchange rate variation on other liabilities	(232,898)	(191,728)	(229,045)	(332,644)
Exchange rate variation on loans and financing	(197,064)	(41,028)	(200,218)	(85,741)
Interest on other liabilities	(59,952)	(18,582)	(87,779)	(43,397)
Losses on derivative transactions	(41,768)	(25,601)	(62,599)	(26,104)
Exchange rate variation on marketable securities	-	-	(8,191)	-
Interest expenses on loans to related parties	(91,271)	(75,374)	-	-
Financial expenses on accounts payable	-	(5,748)	-	(18,421)
Other	(22,811)	(9,654)	(35,039)	(43,899)
	(927,574)	(514,156)	(1,431,855)	(1,245,333)
	(569,301)	(347,391)	(487,868)	(479,650)

The information regarding interest on loans to related parties is presented in note 28.1. In the consolidated this interest refers to the transactions with Instituto de Sustentabilidade Perdigão.

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM   THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

34.  STATEMENT OF INCOME BY NATURE

The Company has opted to disclose its statement of income by function and thus presents below the details by nature:

		BR GAAP	BR GAAP and IFRS
	Parent company			Consolidated
	09.30.13	09.30.12	09.30.13	09.30.12
Costs of sales
Costs of goods	11,471,035	6,522,761	12,136,417	11,455,851
Depreciation	721,272	298,188	739,382	635,446
Amortization	4,148	1,063	8,398	6,955
Salaries and employees benefits	2,135,111	1,134,687	2,291,757	2,371,709
Other	1,632,840	737,975	1,650,581	1,543,222
	15,964,406	8,694,674	16,826,535	16,013,183
Sales expenses
Depreciation	33,768	15,137	37,855	24,976
Amortization	816	153	1,690	855
Salaries and employees benefits	648,800	305,696	742,815	716,711
Direct logistics expenses	970,657	422,211	1,296,672	1,203,585
Other	1,070,745	495,469	1,236,305	1,169,809
	2,724,786	1,238,666	3,315,337	3,115,936
Administrative expenses
Depreciation	8,634	1,966	14,867	5,309
Amortization	30,474	17,338	39,098	25,583
Salaries and employees benefits	173,357	132,077	210,901	200,006
Fees	17,788	16,836	17,788	18,915
Other	18,357	560	56,132	25,527
	248,610	168,777	338,786	275,340

Other operating expenses (1)
Depreciation	24,092	19,750	24,094	20,217
Other	389,957	224,635	420,311	339,582
	414,049	244,385	444,405	359,799

(1) The composition of other operating expenses is presented in note 32.

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ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

35.  INSURANCE COVERAGE – CONSOLIDATED

The Company adopts the policy of contracting insurance coverage for assets subject to risks in amounts sufficient to cover any claims, considering the nature of its activity.

			09.30.13
		Insured	Amount of
Assets covered	Coverage	amounts	coverage
	Fire, lightning, explosion, windstorm, deterioration of
	refrigerated products, breakdown of machinery, loss of
Inventories and property, plant and equipment	profit and other	27,225,936	1,582,258
Garantee	Judicial, traditional and customer garantees	686,937	686,966
National transport	Road risk and civil liability of cargo carrier	21,952,563	207,537
International transport	Transport risk during imports and exports	12,272,983	1,314,112
General civil liability for directors and officers	Third party complaints	30,821,263	1,732,332
Credit	Customer default	354,046	322,140

36.  NEW RULES AND PRONOUNCEMENTS RECENTLY ADOPTED

IAS 19 – Employee Benefits

In June 2011, the IASB revised IAS 19, which was fully adopted by CVM Deliberation No. 695/12. The Company had already adopted these changes, except for the segregation between short and long term of the liabilities since January 1, 2013.

IAS 27 – Separate Financial Statements

In May 2011, the IASB revised IAS 27. The change addresses issues related to investments in subsidiaries, jointly-controlled entities and associate companies, when an entity prepares separate financial statements. The revised standard is effective for annual reporting periods beginning on or after January 1, 2013. As disclosed in the annual financial statements for the year ended December 31, 2012, the Company does not prepare separate financial statements and thus there is no impact arising from these changes in this quarterly financial information.

IAS 28 – Investments in associates and joint ventures

In May 2011, the IASB revised IAS 28. The change addresses issues related to investments in associate companies and establishes the rules for using the equity accounting method for investments in associate companies and jointly-controlled entities. The revised standard is effective for annual reporting periods beginning on or after January 1, 2013. The Company had already adopted these changes, thus there is no impact in this quarterly financial information.

132

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ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

IFRS 7 – Financial Instruments – Disclosures: Offsetting of Financial Assets and Liabilities

In December 2011, the IASB issued a revision of the rule establishing requirements for disclosure of compensation arrangements of financial assets and liabilities. This standard is effective for annual periods beginning on or after January 1, 2013. The Company does not have any compensation agreements related to financial assets and liabilities, thus there is no impact in this quarterly financial information.

IFRS 10 – Consolidated Financial Statements

In May 2011, the IASB issued IFRS 10. This standard provides the principles for the presentation and preparation of financial statements of the Consolidated Financial Statement when the entity controls one or more entities. The standard provides additional guidance to assist in determining control when there is doubt in the assessment. This standard is effective for annual reporting periods beginning on or after January 1, 2013. The Company had already adopted these changes, thus there is no impact in this quarterly financial information.

IFRS 11 – Joint Arrangements

In May 2011, the IASB issued IFRS 11. This standard deals with aspects related to the accounting treatment for jointly-controlled entities and joint operations. This standard also limit the use of proportional consolidation just for joint operations, and also establish the equity accounting method as the only method acceptable for joint ventures. This standard is effective for annual reporting periods beginning on or after January 1, 2013. There was no impact arising from the adoption of this standard, due to the fact that investments in jointly-controlled entities were not proportionally consolidated in the financial statements of the Company.

IFRS 12 – Disclosure of Interests in Other Entities

In May 2011, the IASB issued IFRS 12. This standard deals with aspects related to the disclosure of nature and risks related to interests owned in subsidiaries, jointly-controlled entities and associate companies. This standard is effective for annual reporting periods beginning on or after January 1, 2013. The Company's Management believes that the information disclosed in these quarterly financial information regarding the risks mentioned above is sufficient for the expected content regarding to quarterly financial information.

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ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

IFRS 13 – Fair Value Measurement

In May 2011, the IASB issued IFRS 13. This standard establishes fair value and consolidates in a single standard the aspects of fair value measurement and establishes the requirements of disclosure related to fair value. This standard is effective for annual reporting periods beginning on or after January 1, 2013. The Company's Management believes that those requirements were properly disclosed in the financial statements for the year ended December 31, 2012 and the disclosure considered relevant for quarterly financial information was maintained.

37.  NEW RULES AND PRONOUNCEMENTS NOT ADOPTED

The interpretations and amendments to the rules existent below, applicable to the following accounting periods, were published by IASB and it application to the financial statements of the Company to be filed with CVM (the Brazilian Securities Commission) only if there is a Deliberation by that agency, therefore, there was no anticipated adoption of these rules.

IFRS 9 – Financial Instruments

In October 2010, the IASB revised IFRS 9. The change of this standard addresses the first stage of the project of replacement of IAS 39. The date of application of this standard was extended to January 1, 2015. The Company is evaluating the impact of adopting this standard and any differences from IAS 39 in its consolidated financial statements.

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ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

38.  APPROVAL OF THE QUARTERLY FINANCIAL INFORMATION

The quarterly financial information was approved and its disclosure authorized by the Board of Directors on October 25, 2013.

BOARD OF DIRECTORS
Chairman	Abilio dos Santos Diniz
Vice-Chairman	Sérgio Ricardo Silva Rosa

Independent Member	Décio da Silva
Independent Member	José Carlos Reis de Magalhães Neto
Independent Member	Luiz Fernando Furlan
Independent Member	Manoel Cordeiro Silva Filho
Independent Member	Pedro de Andrade Faria
Independent Member	Walter Fontana Filho
Board Member	Carlos Fernando da Costa
Board Member	Luis Carlos Fernandes Afonso
Board Member	Paulo Assunção de Sousa

FISCAL COUNCIL / AUDIT COMITTEE
Chairman and Financial Specialist	Attílio Guaspari
Members	Décio Magno Andrade Stochiero
Members	Susana Hanna Stiphan Jabra

BOARD OF EXECUTIVE OFFICERS
Chief Executive Officer Global	Cláudio Eugênio Stiller Galeazzi
Chief Executive Officer Brazil	Sérgio Carvalho Mandin Fonseca
Vice President of Finance, Administration and	Leopoldo Viriato Saboya
Investor Relations
Vice President of Food Service	Ely David Mizrahi
Vice President of Human Resources	Gilberto Antônio Orsato
Vice President of Integrated Planning and	Hélio Rubens
Management Control
Vice President of Operations	Nilvo Mittanck
Vice President of Marketing and Innovation	Sylvia de Souza Leão Wanderley

On October 17, 2013, in the Board of Directors Extraordinary Meeting, the new composition of Board of Executive Officers was approved.

Marcos Roberto Badollato

Controller

Joloir Nieblas Cavichini

Accountant - CRC 1SP 257406/O-5

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ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

Breakdown of the Capital by Owner

The shareholding position of the largest shareholders, management, members of the Board of Directors and Audit Committee of the Company is presented below (not reviewed):

		09.30.13		12.31.12
Shareholders	Quantity	%	Quantity	%
Major shareholders
Fundação Petrobrás de Seguridade Social - Petros (1)	105,530,869	12.10	106,616,230	12.22
Caixa de Previd. dos Func. Do Banco do Brasil (1)	107,093,322	12.27	106,355,822	12.19
Tarpon	68,667,090	7.87	69,988,490	8.02
BlackRock, Inc	44,776,961	5.13	44,776,961	5.13
Fundação Vale do Rio Doce de Seg. Social - Valia (1)	21,507,009	2.47	22,167,625	2.54
Fundação Sistel de Seguridade Social (1)	9,362,748	1.07	10,396,048	1.19
FAPES/BNDES	2,556,704	0.29	3,474,904	0.40
Management
Board of Directors	59,172,894	6.78	9,564,898	1.10
Executives	96,042	0.01	152,755	0.02
Treasury shares	2,159,204	0.25	2,399,335	0.28
Other	451,550,403	51.76	496,580,178	56.91
	872,473,246	100.00	872,473,246	100.00

(1) The pension funds are controlled by employees that participate in the respective companies.

The shareholding position of the controlling shareholders that belong to the voting agreement and/or holders of more than 5% of the voting stock is presented below (not reviewed):

		09.30.13		12.31.12
Shareholders	Quantity	%	Quantity	%
Caixa de Previd. dos Func. Do Banco do Brasil (1)	107,093,322	12.27	106,355,822	12.19
Fundação Petrobrás de Seguridade Social - Petros (1)	105,530,869	12.10	106,616,230	12.22
Tarpon	68,667,090	7.87	69,988,490	8.02
BlackRock, Inc	44,776,961	5.13	44,776,961	5.13
	326,068,242	37.37	327,737,503	37.56
Other	546,405,004	62.63	544,735,743	62.44
	872,473,246	100.00	872,473,246	100.00

(1) The pension funds are controlled by employees that participate in the respective companies.

The Company is bound to arbitration in the Market Arbitration Chamber, as established by the arbitration clause in the by-laws.

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ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

INDEPENDENT AUDITOR’S REPORT ON REVIEW OF QUARTERLY FINANCIAL INFORMATION

The Shareholders and Officers

BRF S.A.

Itajaí - SC

Introduction

We have reviewed the accompanying individual and consolidated interim financial information of BRF S.A. (“Company”), contained in the Quarterly Information Form (ITR) for the quarter ended September 30, 2013, which comprise the balance sheet as at September 30, 2013 and the related statements of income and comprehensive income for the three and nine-month periods then ended, and changes in equity and cash flow for the nine-month period then ended, including other explanatory information.

Management is responsible for the preparation of individual interim financial information in accordance with Accounting Pronouncement CPC 21 - Demonstração Intermediária (“CPC 21”) and the consolidated interim financial information in accordance with CPC 21 and International Accounting Standard IAS 34 - Interim Financial Reporting, issued by the International Accounting Standards Board (IASB), as well as for the presentation of this information in a manner consistent with the standards issued by the Brazilian Securities and Exchange Commission (CVM) applicable to the preparation of the Quarterly Information (ITR). Our responsibility is to express a conclusion on this interim financial information based on our review.

Scope of the review

We conducted our review in accordance with Brazilian and International Standards on Review Engagements (NBC TR 2410 Revisão de Informações Intermediárias Executada pelo Auditor da Entidade) and ISRE 2410 - Review of Interim Financial Information Performed by the Independent Auditor of the Entity). A review of interim financial information consists of making inquiries, primarily of persons responsible for financial and accounting matters, and applying analytical and other review procedures. A review is substantially less in scope than an audit conducted in accordance with Brazilian and International Standards on Auditing and consequently does not enable us to obtain assurance that we would become aware of all significant matters that might be identified in an audit. Accordingly, we do not express an audit opinion.

Conclusion on the individual interim financial information

Based on our review, nothing has come to our attention that causes us to believe that the accompanying individual interim financial information included in the quarterly information referred to above is not prepared, in all material respects, in accordance with CPC 21 applicable to the preparation of quarterly financial information (ITR), consistently with the rules issued by the Brazilian Securities and Exchange Commission.

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ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

INDEPENDENT AUDITOR’S REPORT ON REVIEW OF QUARTERLY FINANCIAL INFORMATION

Conclusion on the consolidated interim financial information

Based on our review, nothing has come to our attention that causes us to believe that the accompanying consolidated interim financial information included in the quarterly information referred to above is not prepared, in all material respects, in accordance with CPC 21 and IAS 34, applicable to the preparation of quarterly financial information (ITR), consistently with the rules issued by the Brazilian Securities and Exchange Commission.

Other matters

Statements of value added

We have also reviewed the individual and consolidated statements of value added for the nine-month period ended September 30, 2013, prepared under the responsibility of Company management, the presentation of which in the interim information is required by the rules issued by the Brazilian Securities and Exchange Commission (CVM) applicable to preparation of Quarterly Information, and considered as supplementary information under IFRS – International Financial Reporting Standards, which does not require the presentation of the statement of value added. These statements have been subject to the same review procedures previously described and, based on our review, nothing has come to our attention that causes us to believe that they are not prepared, in all material respects, in a manner consistent with the overall individual and consolidated interim financial information.

São Paulo, October 25, 2013.

ERNST & YOUNG TERCO

Auditores Independentes S.S.

CRC-SC-000048/F-0

Antonio Humberto Barros dos Santos

Contador CRC-1SP161745/O-3 S-SC

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ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

OPINION OF THE FISCAL COUNCIL

The Fiscal Council of BRF S.A., in fulfilling its statutory and legal duties, reviewed:

(i)     the conclusion issued by Ernst & Young Terco Auditores Independentes;

(ii)      the Management Report; and

(iii)  the quarterly financial information (parent company and consolidated) for the nine month period ended on September 30, 2013.

Based on the documents reviewed and on the explanations provided, the members of the Fiscal Council, undersigned, issued an opinion for the approval of the financial information identified above.

São Paulo, October 25, 2013.

Attílio Guaspari

Chairman and Financial Expert

Decio Magno Andrade Stochiero

Fiscal Council Member

Susana Hanna Stiphan Jabra

Fiscal Council Member

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ITR – Quarterly Financial Information – September 30, 2013 – BRF S.A.

STATEMENT OF EXECUTIVE BOARD ON THE QUARTERLY FINANCIAL INFORMATION AND INDEPENDENT AUDITOR’S REPORT ON REVIEW OF INTERIM FINANCIAL INFORMATION

In compliance with the dispositions of sections V and VI of article 25 of CVM Instruction No. 480/09, the executive board of BRF S.A., states:

(i)     reviewed, discussed and agreed with the Company's quarterly financial information for the nine month period ended September 30, 2013; and

(ii)    reviewed, discussed and agreed with conclusions expressed in the report issued by Ernst & Young Terco Auditores Independentes for the Company's quarterly financial information for the nine month period ended September 30, 2013.

São Paulo, October 25, 2013.

Cláudio Eugênio Stiller Galeazzi

Global Chief Executive Officer Director

Sérgio Carvalho Mandin Fonseca

Brazil Chief Executive Officer Director

Leopoldo Viriato Saboya

Chief Financial, Administrative and IR Officer

Ely David Mizrahi

Food Service Executive Officer

Gilberto Antônio Orsato

Human Resources Executive Officer

Hélio Rubens

Vice President of Integrated Planning and Management Control

Nilvo Mittanck

Operations and Technology Executive Officer

Sylvia de Souza Leão Wanderley

Vice President of Marketing and Innovation